As filed with the Securities and Exchange Commission on October 10, 2014

File No. 333-194422

File No. 811-02328

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 3

☐ Post-Effective Amendment No.

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 444-5483

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Copies to:

Arthur L. Zwickel

Paul Hastings LLP

515 South Flower Street

25th Floor

Los Angeles, CA 90071

and

Peter H. Schwartz

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

    Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Each Class of Securities to be Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Shares, $0.01 par value per share	82,000,000 shares	$11.05(1)	$906,100,000(2)	$116,705.68(3)

(1)	Net asset value per common share as of August 29, 2014.
(2)	Estimated solely for purposes of calculating the registration fee.
(3)	A registration fee of $103,926.14 was previously paid in connection with the initial filing, and an additional $12,779.54 was paid in connection with pre-effective amendment no. 1, resulting in an aggregate registration fee of $116,705.68.
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

BOULDER GROWTH & INCOME FUND, INC.

BOULDER TOTAL RETURN FUND, INC.

THE DENALI FUND INC.

FIRST OPPORTUNITY FUND, INC.

2344 Spruce Street, Suite A

Boulder, CO 80302

October 15, 2014

Dear Stockholders,

On November 4, 2013, a press release was issued announcing that the board of directors of each of Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. approved the reorganization of these funds into a single surviving fund, which, subject to the approval of various matters by stockholders of each fund, will be the Boulder Growth & Income Fund, Inc.

Today, we are happy to present to you the details of the proposed reorganization and related business, which can be found in the accompanying Notice of Joint Special Meeting and Joint Proxy Statement/Prospectus. In addition, you are cordially invited to attend a joint special meeting of stockholders (the “Special Meeting”) of Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (each a “Fund” and together, the “Funds”) which will be held concurrently on November 14, 2014, at the time indicated below, at Millennium Harvest House Boulder, 1345 28th Street, Boulder, Colorado 80302.

We are excited by the proposed reorganization and believe it represents an important step forward to better serve the Funds’ stockholders and potentially reduce the Funds’ share price discounts. This is based on our belief that the proposed reorganizations represent a common sense approach to managing each of the Funds. All four Funds are managed by the same portfolio managers, utilize similar investment philosophies, share similar investment objectives and have portfolios that have been constructed utilizing those comparable investment philosophies and objectives. By combining these similarly managed Funds, the reorganization would eliminate certain operational redundancies encountered in managing the four Funds separately. Furthermore, the reorganization will provide for, among other benefits, reduced contractual advisory fee rates and administrative fee expenses, reduced board fees, reduced individual position concentrations, and, we believe, increased secondary market liquidity and market visibility. It is our hope that the combination of these proposed actions will help narrow the share price discount to net asset value per share of the surviving Fund by increasing overall investment interest as compared to the interest in the four participating Funds on a standalone basis.

Each Fund’s Board of Directors believes that the proposal(s) applicable to its respective Fund are in the best interests of that Fund and its stockholders, and unanimously recommends that stockholders vote “FOR” such proposal(s).

I encourage you all to take the time to thoroughly review all of the enclosed materials explaining these proposals and come to your own conclusion. We hope you will view it as favorably as we do.

Sincerely,

/s/ Richard I. Barr
Richard I. Barr
Lead Independent Director
BOULDER GROWTH & INCOME FUND, INC.
BOULDER TOTAL RETURN FUND, INC.
THE DENALI FUND INC.
FIRST OPPORTUNITY FUND, INC.

BOULDER GROWTH & INCOME FUND, INC.

BOULDER TOTAL RETURN FUND, INC.

THE DENALI FUND INC.

FIRST OPPORTUNITY FUND, INC.

2344 Spruce Street, Suite A

Boulder, CO 80302

October 15, 2014

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 14, 2014

Dear Stockholder:

Pursuant to applicable law and the By-Laws of the Funds (defined hereinafter), notice is hereby given that a joint special meeting (the “Special Meeting”) of stockholders of Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (each a “Fund” and together, the “Funds”) will be held at Millennium Harvest House Boulder, 1345 28th Street, Boulder, Colorado 80302, on November 14, 2014 at 9:00 a.m. Mountain Daylight Time. Copies of the Joint Proxy Statement/Prospectus accompanying this Notice are available at http://www.viewproxy.com/boulderfunds/2014SM. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

At the Special Meeting:

1.	Stockholders of First Opportunity Fund, Inc. will be asked:

a.

To approve an amendment to Article IV of the Fund’s Articles of Amendment and Restatement eliminating the right to demand the fair value of their shares but only upon reorganization of the Fund with and into another affiliated registered investment company (“Proposal 1”); and

b.

To approve an agreement and plan of reorganization pursuant to which First Opportunity Fund, Inc. would transfer all of its assets to Boulder Growth & Income Fund, Inc. in exchange for shares of Boulder Growth & Income Fund, Inc., and the assumption by Boulder Growth & Income Fund, Inc. of all of the liabilities of First Opportunity Fund, Inc. (“Proposal 2”);

2.

Stockholders of Boulder Total Return Fund, Inc. will be asked to approve an agreement and plan of reorganization pursuant to which Boulder Total Return Fund, Inc. would transfer all of its assets to Boulder Growth & Income Fund, Inc. in exchange for shares of Boulder Growth & Income Fund, Inc., and the assumption by Boulder Growth & Income Fund, Inc. of all of the liabilities of Boulder Total Return Fund, Inc. (“Proposal 3”);

3.

Stockholders of The Denali Fund Inc. will be asked to approve an agreement and plan of reorganization pursuant to which The Denali Fund Inc. would transfer all of its assets to Boulder Growth & Income Fund, Inc. in exchange for shares of Boulder Growth & Income Fund, Inc., and the assumption by Boulder Growth & Income Fund, Inc. of all of the liabilities of The Denali Fund Inc. (“Proposal 4”);

4.	Stockholders of Boulder Growth & Income Fund, Inc. will be asked:

a.

To approve the issuance of additional common shares of Boulder Growth & Income Fund, Inc. in connection with the reorganizations pursuant to an agreement and plan of reorganization among the Funds (“Proposal 5”);

b.	To approve the elimination of Boulder Growth & Income Fund, Inc.’s fundamental investment policy limiting the ability to invest more than 4% of total assets in any single issuer (“Proposal 6”);

c.

To approve a new investment advisory agreement between Boulder Growth & Income Fund, Inc. and Rocky Mountain Advisers, LLC, effective upon completion of the reorganizations of the Funds, and pursuant to which Rocky Mountain Advisers, LLC will provide investment advisory services as a co-investment adviser (“Proposal 7”); and

d.

To approve a new investment advisory agreement between Boulder Growth & Income Fund, Inc. and Stewart West Indies Trading Company, Ltd. (doing business as Stewart Investment Advisers), effective upon completion of the reorganizations of the Funds, and pursuant to which Stewart Investment Advisers will provide investment advisory services as a co-investment adviser (“Proposal 8”).

5.

Stockholders of all Funds will be asked to approve a motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposals to be submitted at the Special Meeting, if necessary (“Proposal 9”).

6.	Stockholders of all Funds will be asked to transact such other business applicable to their Fund as may properly come before the Special Meeting.

Any stockholder who owned shares of a Fund as of the close of business on August 22, 2014 (the “Record Date”) will receive notice of the Special Meeting and will be entitled to vote at the Special Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Special Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting. If you have any questions about the proposals or the voting instructions, please call Alliance Shareholder Communications at 1-855-976-3331.

Under Maryland law and the by-laws of the Funds, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to Proposals 1-9, no other business may properly come before the Special Meeting. If any procedural matter is submitted to stockholders, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

By order of the Board of Directors of each of Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc.

/s/ Stephanie Kelley
Stephanie Kelley
Secretary
BOULDER GROWTH & INCOME FUND, INC.
BOULDER TOTAL RETURN FUND, INC.
THE DENALI FUND INC.
FIRST OPPORTUNITY FUND, INC.

October 15, 2014

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature

Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	Jane B. Smith, Executor Estate of John B. Smith

If you have questions concerning the accompanying Joint Proxy Statement/Prospectus, please contact Alliance Shareholder Communications at 1-855-976-3331.

QUESTIONS & ANSWERS REGARDING THE JOINT SPECIAL MEETING AND PROPOSALS

Question 1.	Why did you send me this booklet?

Answer:            This booklet was sent to you because you own shares, either directly or beneficially, of Boulder Growth & Income Fund, Inc. (“BIF”), Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and/or First Opportunity Fund, Inc. (“FOFI”) (each a “Fund” and together, the “Funds”) as of August 22, 2014, which is the record date for determining the stockholders of the Funds entitled to notice of and to vote at the joint special meeting of stockholders to be held on November 14, 2014 and any postponements or adjournments thereof (the “Special Meeting”). The Boards of Directors (the “Boards”) of the Funds urge you to review the information contained in this booklet before voting on the proposals that will be presented at the Special Meeting (collectively, the “Proposals”).

Question 2.	What issues am I being asked to vote on?

Answer:            At the Special Meeting, stockholders will be asked to consider certain Proposals as set forth in the table below, and to transact such other business applicable to their Fund as may properly come before the Special Meeting. Collectively, the transactions contemplated by Proposals 2 through 5 are referred to as the “Reorganizations.” The change to BIF’s fundamental investment policies contemplated by Proposal 6 is referred to as the “BIF Policy Amendment.”

For Stockholders of First Opportunity Fund, Inc.:
Proposal 1

To approve an amendment to Article IV of the Fund’s Articles of Amendment and Restatement eliminating the right to demand the fair value for shares but only upon reorganization of the Fund with and into another affiliated registered investment company.

Proposal 2

To approve an agreement and plan of reorganization pursuant to which FOFI would transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of FOFI.

For Stockholders of Boulder Total Return Fund, Inc.:
Proposal 3

To approve an agreement and plan of reorganization pursuant to which BTF would transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of BTF.

For Stockholders of The Denali Fund Inc.:
Proposal 4

To approve an agreement and plan of reorganization pursuant to which DNY would transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of DNY.

For Stockholders of Boulder Growth & Income Fund, Inc.:
Proposal 5	To approve the issuance of additional common shares of BIF in connection with the reorganizations pursuant to an agreement and plan of reorganization among BIF, BTF, DNY, and FOFI.
Proposal 6	To approve the elimination of a fundamental investment policy limiting the ability to invest more than 4% of total assets in any single issuer.
Proposal 7

To approve a new investment advisory agreement between BIF and Rocky Mountain Advisers, LLC (“RMA”), effective upon completion of the Reorganizations, and pursuant to which RMA will provide investment advisory services as a co-investment adviser.

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Proposal 8

To approve a new investment advisory agreement between BIF and Stewart West Indies Trading Company, Ltd. (doing business as Stewart Investment Advisers) (“SIA”), effective upon completion of the Reorganizations, and pursuant to which SIA will provide investment advisory services as a co-investment adviser.

For Stockholders of All Funds:

Proposal 9

To approve a motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposals to be submitted at the Special Meeting, if necessary.

Question 3.	Have the Boards approved the Proposals and how do the Boards recommend I vote?

Answer:            The Boards, including all of the directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), have unanimously approved the Proposals and recommend that stockholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of your Board.

Question 4.	Why have the Boards recommended that I vote FOR the Reorganizations?

Answer:            Among the factors the Board of each Fund considered in recommending the Reorganizations were the following: a reduction in the contractual advisory fee rate; similarities in the characteristics of certain of the Funds (as explained below), including common portfolio managers and similar investment objectives, investment philosophies and portfolio construction; the fact that there is substantial overlap in the holdings of several of the Funds; economies of scale available through the consolidation of the Funds; reductions in issuer concentrations; increased secondary market liquidity; and possibility of narrowing of discounts. In addition, because shares of FOFI are presently traded over-the-counter, FOFI stockholders may enjoy even greater secondary market liquidity because the BIF shares issued to FOFI stockholders in the Reorganization will be traded on a national exchange. The Board also took into consideration that, although FOFI’s investment objective is substantially similar to the other Funds (i.e., total return), there were substantive differences in FOFI’s portfolio composition (e.g., a significant portion of FOFI’s current portfolio consists of financial related securities) and FOFI has a policy of investing in hedge funds while the other Funds do not have such a policy. The Board recognized that the Reorganization would result in an abandonment of FOFI’s policy of investing in hedge funds but believed that the benefits of being listed on a national exchange outweighed those of investing in hedge funds. The Boards also considered the potential disadvantages associated with the Reorganizations, including the possibility of liquidating a portion of certain concentrated positions and the attendant transaction costs. The Boards did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. Each Board concluded that the proposed Reorganizations would be in the best interest of the respective Fund and that the interests of the respective Fund’s existing stockholders will not be diluted as part of the Reorganizations.

Question 5.	How will the Reorganizations affect the Funds’ holders of common shares?

Answer:            If the Proposals are all approved, common stockholders of BTF, DNY and FOFI will receive newly-issued common shares of BIF. Each of BTF, DNY and FOFI will then cease operations and terminate its registration under the 1940 Act. The aggregate net asset value (not the market value) of BIF common shares received by BTF, DNY and/or FOFI common stockholders in the Reorganizations will equal the aggregate net asset value (not the market value) of, as applicable, BTF, DNY and/or FOFI common shares held as of a valuation date set forth in the agreement and plan of reorganization. BIF will continue to operate after the Reorganizations as a non-diversified, closed-end registered management investment company with the investment objectives and policies described in the accompanying Joint Proxy Statement/Prospectus. No fractional shares of the combined BIF will be issued to BTF, DNY or FOFI stockholders and, in lieu of such fractional shares, such stockholders will receive cash.

Provided that all requisite approvals are obtained and other conditions met, the change to BIF’s investment policies will take effect following the Special Meeting. In addition, based on the Funds’ combined total assets as of September 30, 2014, the managers of the combined BIF are expected to liquidate approximately $39 million of its holdings in Berkshire Hathaway in order to comply with the diversification requirements of Subchapter M of the Internal Revenue Code. Such liquidation would represent approximately 11.6% of the Acquiring Fund’s holdings in Berkshire Hathaway and about 3.2% of its total assets. If such a level of liquidation occurs following the Reorganizations, if not offset by realized losses, it could result in taxable realized gain that would likely be distributed to all stockholders. Using values as of September 30, 2014 for such liquidations, BIF expects realized gains totaling $16,819,536.05, or approximately $0.16 per share. The attendant transaction cost of such a liquidation are expected to be less than $1,800.

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Question 6.	How do the Funds’ investment objective and investment policies compare?

Answer:            The Funds have substantially similar (but not identical) investment objectives, in that each Fund seeks total return, which DNY additionally pursues to the extent consistent with dependable, but not assured, cash flow. Additionally, three of the Funds have similar (but not identical) principal investment strategies and investment universes, in that BIF, BTF and DNY generally seek long-term capital appreciation and income and, under normal market conditions, invest either at least 80% of total assets or primarily in common stocks, and may invest in fixed-income securities. In the case of FOFI, in 2010, the Fund sought and received stockholder approval of, among other things, a change to FOFI’s investment adviser, which resulted in FOFI investing a substantial portion of assets in hedge funds managed by Wellington Hedge Management (the “WHM Hedge Funds”).

Under normal market conditions, the balance of FOFI’s assets may be invested primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts and regulated investment companies. FOFI may also invest in fixed income securities such as U.S. government securities, preferred stocks and bonds.

In July 2014, FOFI was notified of proposed structural changes to the two WHM Hedge Funds in which it is invested. FOFI’s investment advisers reviewed the proposed changes and determined that the hedge funds no longer satisfied the advisers’ original investment thesis. Consequently, for reasons separate from the Reorganization, the advisers gave notice to the hedge fund managers of their decision to redeem all of FOFI’s interests in the WHM Hedge Funds. Such redemptions will occur as of September 30, 2014. The initial redemption proceeds are expected to be received on or about October 1, 2014.

If the Proposals are all approved, BIF would not intend to make any further investments in private funds, although it will continue to hold residual “side-pocket” interests in a single WHM Hedge Fund having a fair value of approximately $9.77 million as of July 31, 2014. BIF and DNY redeemed their interests in this hedge fund as of June 30, 2014, at which time the Funds received the majority of their redemption proceeds. However, receipt of the balance of the redemption proceeds is subject to the hedge fund manager’s liquidation of a “side pocket” of illiquid securities which will likely occur incrementally and over a period of years.

With the sole exception of BTF, each Fund is a non-diversified fund under the 1940 Act. As a result, these Funds can invest a greater portion of their assets in obligations of a single issuer than a “diversified” fund. BTF is a “diversified” fund. In addition, the Funds share comparable risk factors, and comparable portfolio compositions. The Funds are currently jointly managed by the same portfolio managers – Stewart Horejsi, Brendon Fischer and Joel Looney. Information regarding the portfolio managers can be found in the accompanying Joint Proxy Statement/Prospectus. In order to better align the Funds’ investment policies in the combined BIF, the Board is also recommending at this time the elimination of one of BIF’s fundamental investment policies, as set forth in the BIF Policy Amendment.

Question 7.	How will each Fund’s distributions be impacted?

Answer:            Following the Reorganizations, BIF intends to continue its current policy of distributing substantially all net investment income and net realized capital gains realized during the year, which amount may vary year to year depending on net income and realized capital gains. Prior to the Reorganizations, each Fund is expected to distribute estimated undistributed net investment income and net realized capital gain, if any exists. All or a portion of such distribution may be taxable to the respective Fund’s stockholders for federal income tax purposes.

Question 8.	Will I have to pay federal income tax as a result of the Reorganizations?

Answer:            The Reorganizations are each intended to qualify as a U.S. tax-free reorganization for U.S. federal income tax purposes. Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes solely as a result of the Reorganizations. However, certain transactions in

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connection with the Reorganizations could result in some negative tax consequences for certain stockholders. For example, as discussed in the response to Question 5 above, in order to meet the diversification requirements of the Internal Revenue Code of 1986 (the “Code”) the acquiring Fund (BIF) may have to liquidate a portion of its Berkshire Hathaway holdings because after the Reorganizations such holdings will exceed the 25% limitation permitted under Subchapter M of the Code. Such liquidation could result in a taxable distribution to all BIF stockholders which would not otherwise occur if the Reorganizations are not approved. As noted above, using values as of September 30, 2014 for such liquidations, BIF expects realized gains totaling $16,819,536.05, or approximately $0.16 per share.

Question 9.	How will the Reorganizations impact holders of Auction Rate Preferred Shares (“ARPS”) or Auction Market Preferred Stock (“AMPS”)?

Answer:            As of the date of the accompanying Joint Proxy Statement/Prospectus, only DNY has outstanding Auction Preferred Shares (the “DNY ARPS”). If the Reorganizations are approved by the stockholders of the Funds, it is anticipated that notice of redemption will be given to DNY ARPS holders after the Special Meeting and all of the outstanding DNY ARPS will be redeemed prior to the closing of the Reorganizations. In other words, holders of DNY ARPS will not become preferred stockholders of the combined BIF as a result of the Reorganizations. Redemption of the DNY ARPS is expected to be consummated within the few weeks prior to the Closing Date (defined below). At that time, DNY ARPS holders will be paid the redemption price of the ARPS (i.e., $25,000 per share) plus any accrued but unpaid dividends. DNY will use cash on hand or borrowings from a bank line of credit to redeem the DNY ARPS. Although, there are no other costs or expenses anticipated with respect to the DNY ARPS redemption, if DNY uses bank borrowings for any portion of the redemption proceeds, the Fund will incur interest charges on such borrowings.

Question 10.	How will the Reorganizations affect Fund advisory fees and expenses?

Answer:            SIA and RMA have agreed to a reduction of their advisory fee from the current 125 basis points (with a temporary waiver of 10 basis points) to 100 basis points. Accordingly, stockholders of BIF, BTF, DNY and FOFI will experience a lower contractual advisory fee rate (as stockholders of the combined BIF) following the Reorganizations. Taking into account acquired fund fees and expenses and after expense waivers/reimbursements (if any), it is anticipated that existing stockholders of all the Funds will experience a lower operating expense ratio (as stockholders of the combined BIF) following the Reorganizations. Excluding acquired fund fees and expenses and after expense waivers/reimbursements (if any), it is anticipated that stockholders of BTF, DNY and BIF will experience a lower operating expense ratio and FOFI stockholders will experience a higher operating expense ratio (as stockholders of the combined BIF) following the Reorganizations. The increase to FOFI stockholders, excluding acquired fund fees and expenses will be approximately $0.03 per share based on FOFI’s NAV on May 31, 2014.

A comprehensive fee table can be found in the accompanying Joint Proxy Statement/Prospectus in the section titled “Proposal 2-5: The Reorganizations”, indicating the current and anticipated expense ratios both including fees and expenses of any registered investment companies or “private funds” in which a Fund invests as well as expense ratios where such fees and expenses have been excluded. Hedge fund managers such as Wellington Management are typically paid a performance-based fee with respect to annual gains generated in their hedge funds subject to a “high-water mark” (i.e., the performance-based fee only applies to profits after losses in previous years have been recovered). In the case of the WHM Hedge Funds, the performance fee is 20%. Any performance-based fees paid by a Fund are not included in the expense ratios provided in the table below.

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Question 11.	Who will pay the expenses of the Reorganizations?

Answer:             Each Fund will be responsible for a portion of the expenses incurred in connection with the Reorganizations (including printing, mailing, solicitation, legal and other expenses) allocated pro rata among the Funds based on each Fund’s respective net asset value at the time such expenses are incurred. If the Reorganizations are not approved, each Fund will be responsible for a pro rata portion of any outstanding unpaid expenses incurred in connection with the Reorganizations based on each Fund’s respective net asset value as of the date the Boards determine to cease pursuing the Reorganizations.

The total anticipated cost of the Reorganizations is expected to be approximately $1,085,770, which includes, without limitation, (a) expenses associated with Board materials; (b) registration statement preparation and filing fees; (c) printing and distribution expenses; (d) filing fees; (e) legal and audit fees in connection with filings; (f) certain legal fees in connection with Board meetings; (g) auditing fees associated with each Fund’s financial statements; (h) stock exchange fees; (i) transfer agency fees; (j) portfolio transfer taxes (if any); (k) solicitation costs of the transactions; and (l) any similar expenses incurred in connection with the Reorganizations.

Question 12.	When would the Reorganizations take place?

Answer:             If approved, the Reorganizations would occur on or about March 20, 2015 (the “Closing Date”).

Question 13.	Why are stockholders of BIF being asked to approve new advisory agreements?

Answer:             It is currently anticipated that, shortly after completion of the Reorganizations, Boulder Investment Advisers, LLC (“BIA”), one of the co-investment advisers to BIF, will begin the process of de-registration as an investment adviser. Because BIA and RMA are affiliated entities with common beneficial ownership, management and staffing, if the Reorganizations are approved by stockholders, the owners of BIA will cause BIA to de-register and terminate BIA in order to eliminate a redundant entity. If the Reorganizations are not approved, BIA will remain as a co-investment adviser to BIF under its present advisory agreement. In order to provide for continuity of service to BIF, the Board of BIF has determined that it is in the best interests of BIF and its stockholders to approve new investment advisory agreements with RMA and SIA, to take effect upon completion of the Reorganizations. RMA is an affiliate of BIA and there will be no change in the personnel servicing BIF as a result of the change in advisers. SIA, also an affiliate of BIA, will continue in its present capacity as a co-investment adviser to BIF albeit under a new investment advisory agreement. Approval of the new SIA agreement will allow the consideration and renewal process for the combined BIF Fund’s advisory agreements to proceed in the future on a synchronized schedule.

Question 14.	How will the approval of the new advisory agreements affect me as a BIF stockholder?

Answer:             Under its current advisory agreements with SIA and BIA, BIF pays an aggregate advisory fee to SIA and BIA computed at the annual rate of 1.25% of the value of BIF’s average monthly net assets plus leverage, subject to a temporary fee waiver of 0.10% expiring on November 30, 2014. Such advisory fees are currently split between SIA and BIA in a 25%/75% proportion. Under the new advisory agreements with SIA and RMA, the advisory fee rate will be reduced from 1.25% to 1.00%. Except for the reduction of the advisory fee rate, the new advisory agreements will be similar to the current advisory agreements and the 25%/75% fee split will be allocated between SIA and RMA, respectively. The new advisory agreements with SIA and RMA will not have any other material effect on BIF stockholders. If approved by the stockholders, each new advisory agreement will have an initial two-year term and will be subject to annual renewal thereafter.

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Question 15.	Why is a change to BIF’s fundamental investment policies being proposed?

Answer:            Because the Reorganizations contemplate BIF acquiring the various assets of the acquired Funds, and because such acquisitions could result in the combined BIF exceeding the current existing 4% limit with respect to certain issuers, management of the Funds is proposing to eliminate BIF’s fundamental investment policy limiting its ability to invest more than 4% of assets in a single issuer.

Question 16.	What happens if some Proposals are approved and others are not, or if the Proposals for one Fund are approved but not for the other?

Answer:            Because many of the benefits of the Reorganizations depend on all four Funds participating, and in light of certain likely negative consequences associated with a reorganization that involves fewer than all the Funds, the consummation of the Reorganizations will be dependent on all the Funds receiving the requisite affirmative vote on all proposals to either approve the agreement and plans of reorganization or, in the case of BIF, approve the issuance of new common shares (Proposals 2-5).

In addition, management of the Funds believes that the aggregate anticipated benefits of the Reorganizations are likely to be more fully realized, and the combined BIF will be better positioned to serve the interests of its stockholders, if certain of the proposed policy and constituent document amendments with respect to FOFI and BIF are approved. Consequently, consummation of the Reorganizations will also be dependent upon stockholder approval of Proposal 1 (amendment to FOFI constituent documents eliminating the right to demand the fair value of shares but only upon reorganization with another affiliated registered investment company) and Proposal 6 (elimination of the BIF fundamental investment policy limiting the ability to invest more than 4% of total assets in any single issuer).

In other words, closing of the Reorganizations is contingent upon approval (by stockholders of the applicable Funds) of all of the aforementioned Proposals 1-6. If sufficient votes are not obtained to approve these Proposals, each Fund will continue to operate as a stand-alone fund and each Fund’s Board may take such further action as it deems in the best interests of the Fund, including adjourning the Special Meeting and making a reasonable effort to solicit support with respect to the Proposals that have not received sufficient votes. If, after additional proxy solicitation, the Boards believe it to be unlikely that certain Proposals will pass with regard to a Fund, the Boards will consider whether it is appropriate and in the best interests of stockholders to allow the other Proposals contemplated under this Joint Proxy Statement/Prospectus to be implemented without inclusion of that Proposal.

If Proposal 1 is approved by FOFI stockholders, Articles of Amendment will be immediately filed with the State Department of Assessments and Taxation of Maryland, or “SDAT,” while the Special Meeting is temporarily recessed. Proposals 2-9 will not be considered or voted upon until the aforementioned Articles of Amendment approved by stockholders and are filed and effective.

Although approval of Proposals 7-8 (approval of new advisory agreements) is not a condition for the completion of the Reorganizations, stockholders of the Funds should be aware that certain anticipated benefits that are associated with such Proposals (such as, for example, changes in fees) may not be fully realized if one or more of these Proposals is not approved. Proposal 9 is likewise not a condition for the completion of the Reorganizations.

In addition, note that Proposal 7 and Proposal 8, while not conditions for the completion of the Reorganizations, are premised upon the Reorganizations being successfully completed. As a consequence, even if approved by stockholders of BIF, the advisory agreements contemplated by Proposal 7 and Proposal 8 will not be entered into if the Reorganizations are themselves not successfully completed.

-vi-

Question 17.	Will the structure of the Board change as a result of the Reorganizations?

Answer:            Although the basic structure of the BIF Board will not change as a direct result of the Reorganizations, one of the current interested directors, John S. Horejsi, is expected to resign from the Board and Stephen Miller, BIF’s current president, is expected to stand for election fill the resulting vacancy prior to BIF’s next annual meeting.

Question 18.	What vote is required to approve the Proposals?

Answer:            Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding shares of FOFI common stock. With respect to Proposals 2-4, approval requires the affirmative vote of a majority of all the votes entitled to be cast by the stockholders of the applicable Fund. Approval of Proposal 5 requires the affirmative vote of a majority of the votes cast. With respect to Proposals 6-8, approval requires the affirmative vote of either (i) 66 2⁄3% or more of the voting securities of the applicable Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the applicable Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the applicable Fund, whichever is less. Approval of Proposal 9 requires the affirmative vote of a majority of all the votes cast on the matter by stockholders of the applicable Fund entitled to vote at the Special Meeting who are present in person or by proxy.

Holders of DNY ARPS shall be entitled, with respect to Proposal 4, to one vote for each DNY ARPS held by such holder, and shall vote together with holders of DNY common stock as a single class.

Question 19.	How do the Horejsi Affiliates (as defined in the accompanying Joint Proxy Statement/Prospectus) intend to vote on the Proposals?

Answer:            As of the Record Date, the Horejsi Affiliates own approximately 5,215,262, 3,196,432, 11,402,886 and 8,693,484 of the outstanding common shares of BTF, DNY, FOFI and BIF respectively (representing 42.3%, 76.9%, 39.7% and 34.1% of such Funds), and no shares of DNY preferred stock. The Horejsi Affiliates have indicated that they will vote FOR all of the Proposals.

Question 20.	How can I vote my shares?

Answer:            Please follow the instructions included on the enclosed Proxy Card. Stockholders whose shares are held in street name may also submit proxy instructions on the Internet. Instructions for Internet voting should be included with the proxy materials you received from the brokerage firm holding your shares.

Question 21.	What if I want to revoke my proxy?

Answer:            Stockholders can revoke their proxy at any time prior to its exercise by (i) giving written notice to the secretary of the relevant Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302, or (ii) by signing and submitting another proxy of a later date than the originally submitted proxy, or (iii) by personally voting at the Special Meeting to be held at the time and place as set forth in the accompanying Joint Proxy Statement/Prospectus.

Question 22.	Whom should I call if I have questions?

Answer:            You should direct your questions to the Funds’ proxy solicitation firm Alliance Shareholder Communications at 1-855-976-3331.

-vii-

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated October 15, 2014

JOINT PROXY STATEMENT/PROSPECTUS

BOULDER GROWTH & INCOME FUND, INC.

BOULDER TOTAL RETURN FUND, INC.

THE DENALI FUND INC.

FIRST OPPORTUNITY FUND, INC.

2344 Spruce Street, Suite A

Boulder, CO 80302

(303) 444-5483

JOINT SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON

NOVEMBER 14, 2014

This Joint Proxy Statement/Prospectus is being furnished in connection with a solicitation of proxies by the Boards of Directors (each, a “Board” and together, the “Boards”) of Boulder Growth & Income Fund, Inc. (“BIF”), Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI”) (each a “Fund” and together, the “Funds”), to be used at the joint special meeting of stockholders of each Fund to be held on November 14, 2014 at Millennium Harvest House Boulder, 1345 28th Street, Boulder, Colorado 80302, at 9:00 a.m. Mountain Daylight Time (the “Special Meeting”). Stockholders of record at the close of business on August 22, 2014 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting.

This Joint Proxy Statement/Prospectus, along with the Notice of Joint Special Meeting of Stockholders and the proxy card, is being mailed to stockholders of record on or about October 16, 2014. It explains concisely what you should know before voting on the proposals or investing in BIF, a non-diversified closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Please read it carefully and keep it for future reference.

The enclosed proposals, and the transactions contemplated thereby, seek to reorganize three of the four Funds – BTF, DNY and FOFI (collectively, the “Acquired Funds”) – into the fourth fund, BIF (the “Acquiring Fund”) with BIF being the surviving entity (the “Reorganizations”). If completed, it is anticipated that the Reorganizations would combine four Funds that have similar investment objectives, policies and risk profiles to achieve certain economies of scale, enhanced liquidity and other operational efficiencies for the Funds and their stockholders. In addition, the Funds currently have overlaps in advisory personnel and portfolio management.

As a result of the Reorganizations, taking into account acquired fund fees and expenses and after expense waivers/reimbursements (if any), it is anticipated that existing stockholders of all the Funds will experience a lower operating expense ratio (as stockholders of the combined BIF) following the Reorganizations. Excluding acquired fund fees and expenses and after expense waivers/reimbursements (if any), it is anticipated that stockholders of BTF, DNY and BIF will experience a lower operating expense ratio and FOFI stockholders will experience a higher operating expense ratio (as stockholders of the combined BIF) following the Reorganizations. The increase to FOFI stockholders, excluding acquired fund fees and expenses, will be approximately $0.03 per share based on FOFI’s NAV on May 31, 2014. Such acquired fund fees and expenses reflect fees and expenses of any registered investment companies or “private funds” in which a Fund invests. It is anticipated that the Reorganizations will reduce certain issuer concentrations currently existing in several of the Funds, thus potentially reducing the risk profile of the Acquiring Fund. The Reorganizations may also provide stockholders greater secondary market liquidity as the combined Acquiring Fund would be larger than and have more outstanding common shares than any one of the Funds.

Pursuant to an agreement of plan of reorganization, attached here to as Exhibit A, and contingent on stockholder approval of Proposals 1-6 (as further defined and described in this Joint Proxy Statement/Prospectus), the Acquiring Fund will acquire all of the assets and assume all the liabilities of each Acquired Fund in exchange for the issuance of a number of Acquiring Fund common shares. Each Acquired Fund will distribute the Acquiring Fund’s common shares received in the applicable Reorganization to the respective Acquired Fund common stockholders and will then terminate its registration under the 1940 Act and dissolve in accordance with applicable Maryland law. The aggregate net asset value (“NAV”) (not the market value) of BIF common shares received by BTF, DNY and/or FOFI stockholders in the Reorganizations will equal the aggregate net asset value (not the market value) of, as applicable, BTF, DNY and/or FOFI common shares held as of the valuation date set forth in the agreement and plan of reorganization, which is expected to be immediately prior to the Reorganizations.

In addition to the proposals relating to the Reorganizations, stockholders of BIF are also being asked to consider a proposal to eliminate one of the Fund’s fundamental investment policies.

The Reorganizations will not be consummated unless Proposals 1-6 are approved by stockholders of the respective Funds.

The investment advisory agreements being considered under Proposal 7 and Proposal 8 will not be entered into if the Reorganizations are not consummated.

As of the Record Date, the shares of the Funds issued and outstanding were as follows:

Fund Ticker Symbol	Common Shares	Auction Rate Preferred Shares/Auction Market Preferred Stock
BIF	25,495,585	None
BTF	12,338,660	None
DNY	4,157,117	878
FOFI	28,739,389	None

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)     the Statement of Additional Information relating to the proposed Reorganizations, dated October 15, 2014 (the “Reorganization SAI”);

(ii)     the audited financial statements and related independent registered public accounting firm’s report for BIF contained in the Fund’s Annual Report for the fiscal year ended November 30, 2013;

(iii)     the audited financial statements and related independent registered public accounting firm’s report for BTF contained in the Fund’s Annual Report for the fiscal year ended November 30, 2013;

(iv)     the audited financial statements and related independent registered public accounting firm’s report for DNY contained in the Fund’s Annual Report for the fiscal year ended October 31, 2013;

(v)     the audited financial statements and related independent registered public accounting firm’s report for FOFI contained in the Fund’s Annual Report for the fiscal year ended March 31, 2014;

(vi)     the unaudited financial statements for BIF contained in the Fund’s Semi-Annual Report for the six months ended May 31, 2014;

(vii)     the unaudited financial statements for BTF contained in the Fund’s Semi-Annual Report for the six months ended May 31, 2014; and

(viii)     the unaudited financial statements for DNY contained in the Fund’s Semi-Annual Report for the six months ended April 30, 2014.

Each Fund will furnish copies of the foregoing documents to stockholders, upon request, without charge, by writing to the Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 or by calling (303) 444-5483. These reports are also available on the Funds’ joint website at www.boulderfunds.net.

The Annual Reports and/or Semi-Annual Reports are not to be regarded as proxy solicitation material.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., 20549-0102.

One Notice of Joint Special Meeting of Stockholders is being delivered to multiple stockholders sharing an address, unless your Fund has received contrary instructions from one or more of the stockholders. Each Fund will undertake to deliver promptly, upon written or oral request, a separate copy of the Joint Proxy Statement/Prospectus to any stockholder who contacts the Fund in writing, or by phone, as stated above. Similarly, stockholders of a Fund sharing an address can request single copies of a future proxy statement or annual report by contacting the Fund in writing or by contacting the Fund’s transfer agent.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “BIF” and will continue to be so listed subsequent to the Reorganizations. The common shares of BTF and DNY are listed on the NYSE under the ticker symbols “BTF” and “DNY,” respectively. Reports, proxy statements and other information concerning BIF, BTF and DNY may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005. FOFI is traded “over-the-counter” and its ticker symbol is “FOFI”.

This Joint Proxy Statement/Prospectus serves as a prospectus of common shares of BIF in connection with the issuance of BIF common shares in the Reorganizations, and sets forth concisely certain information about BIF that a prospective investor ought to know before investing. It should be retained for future reference. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is October 15, 2014.

On the matters coming before the Special Meeting as to which a choice has been specified by stockholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to instructions). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Stockholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

PROPOSAL 1

AMENDMENT OF THE ARTICLES OF AMENDMENT AND RESTATEMENT

OF FIRST OPPORTUNITY FUND, INC.

Description of Proposal 1

Stockholders of FOFI are being asked to adopt an amendment to Article IV of FOFI’s Articles of Amendment and Restatement eliminating the right of stockholders to demand the fair value of their shares but only upon reorganization of the Fund with and into another affiliated registered investment company.

Summary of the Proposed Amendment

If approved by stockholders, Proposal 1 will add the following Section 4.8 to Article IV of FOFI’s Articles of Amendment and Restatement:

Holders of shares of the Corporation’s stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law or any successor statute in connection with a reorganization of the Corporation with another investment company in a family of investment companies having the same investment advisor or administrator as the Corporation.

If Proposal 1 is approved by FOFI stockholders, Articles of Amendment will be immediately filed with the State Department of Assessments and Taxation of Maryland, or “SDAT,” while the Special Meeting is temporarily recessed. Proposals 2-9 will not be considered or voted upon until the aforementioned Articles of Amendment have been approved by stockholders and are filed and effective.

Discussion

Under Maryland law, stockholders of a corporation have the right to demand the fair value of their stock upon a merger. However, such right to fair value does not apply in certain circumstances, including if (i) the stock is listed on a national securities exchange (e.g., NYSE or NASDAQ) or (ii) the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder.

Shares of FOFI are not traded on a “national securities exchange” but rather are traded “over the counter” and FOFI’s Articles of Amendment and Restatement do not provide that FOFI’s stockholders are not entitled to exercise the rights of an objecting stockholder. Absent Proposal 1, upon a merger with BIF, stockholders of FOFI who did not vote in favor of the merger may have the right to demand to receive in cash the fair value of their stock. There would likely be disagreements about the fair value of such stock and the objecting stockholder could petition a court of equity in the county where the combined Acquiring Fund’s principal office is located for an appraisal to determine the fair value of such stock. The costs associated with any such appraisal proceeding could be significant and such costs would be borne by all stockholders of the combined Acquiring Fund. In addition, once the fair value was determined, the combined Acquiring Fund would likely be required to dispose of assets to pay such value to the dissenters. It is anticipated that any such dispositions would trigger significant capital gains that would be allocated to all stockholders of the combined Acquiring Fund.

In order to mitigate these potential adverse consequences for FOFI, it is proposed that FOFI’s Articles of Amendment and Restatement be amended to eliminate the right of stockholders to demand the fair value of their stock but only upon reorganization of FOFI with and into another affiliated registered investment company. If Proposal 1 is approved, FOFI’s stockholders will not be in any different a position than the stockholders in any other closed-end registered management investment company that is listed on a national securities exchange, including BIF, BTF and DNY (which are all NYSE listed companies). If Proposal 1 is approved, upon consummation of the Reorganization, stockholders of FOFI will receive shares of BIF based on the aggregate net asset value (not the market value) of BIF common shares received by FOFI common stockholders in the Reorganizations and will equal the aggregate net asset value (not the market value) of FOFI common shares held as of a valuation date set forth in the agreement and plan of reorganization. If Proposal 1 is not approved, the Reorganization will not proceed and FOFI stockholders will not be in any different position than they are in presently other than not being entitled to the proposed benefits of the Reorganization. Given the foregoing, the Board believes that Proposal 1 is in the best interests of FOFI and its stockholders and recommends that FOFI’s stockholders vote FOR Proposal 1.

Required Vote

Approval of Proposal 1 requires the affirmative vote of the holders of a majority of outstanding shares of FOFI common stock.

PROPOSALS 2 - 5

THE REORGANIZATIONS

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Stockholders should read the entire Joint Proxy Statement/Prospectus carefully.

Description of the Proposals

Stockholders of FOFI will be asked to approve an agreement and plan of reorganization pursuant to which FOFI would transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of FOFI (“Proposal 2”).

Stockholders of BTF will be asked to approve an agreement and plan of reorganization pursuant to which BTF would transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of BTF (“Proposal 3”).

Stockholders of DNY will be asked to approve an agreement and plan of reorganization pursuant to which DNY would transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of DNY (“Proposal 4”).

Stockholders of BIF will be asked to approve the issuance of additional common shares of BIF in connection with the reorganizations pursuant to an agreement and plan of reorganization among BIF, BTF, DNY, and FOFI (“Proposal 5”).

Overview and Background of the Reorganizations

Proposals 2 - 5 seek to reorganize three of the four Funds – BTF, DNY and FOFI – into the fourth Fund, BIF, with BIF being the surviving entity. If completed, it is anticipated that the Reorganizations would combine four Funds that have similar investment objectives, policies and risk profiles to achieve certain economies of scale, enhanced liquidity and other operational efficiencies for the Funds and their stockholders. In addition, the Funds currently have overlaps in advisory personnel and portfolio management.

As a result of the Reorganization, taking into account acquired fund fees and expenses and after expense waivers/reimbursements (if any), it is anticipated that existing stockholders of all the Funds will experience a lower operating expense ratio (as stockholders of the combined BIF) following the Reorganizations. Excluding acquired fund fees and expenses and after expense waivers/reimbursements (if any), it is anticipated that stockholders of BTF, DNY and BIF will experience a lower operating expense ratio and FOFI stockholders will experience a higher operating expense ratio (as stockholders of the combined BIF) following the Reorganizations. The increase to FOFI stockholders, excluding acquired fund fees and expenses, will be approximately $0.03 per share based on FOFI’s NAV on May 31, 2014. Such acquired fund fees and expenses reflect fees and expenses of any registered investment companies or “private funds” in which a Fund invests. It is anticipated that the Reorganizations will reduce certain issuer concentrations currently existing in several of the Funds, thus potentially reducing the risk profile of the Acquiring Fund. The Reorganizations may also provide stockholders greater secondary market liquidity as the combined Acquiring Fund would be larger than and have more outstanding common shares than any one of the Funds. In addition, because shares of FOFI are presently traded over-the-counter, FOFI stockholders may enjoy even greater secondary market liquidity because the Acquiring Fund shares issued to FOFI stockholders in the Reorganization will be traded on a national exchange.

Pursuant to the Agreement and Plan of Reorganization by and among each Acquired Fund and the Acquiring Fund, in the form attached as Exhibit A (the “Agreement”), and if Proposals 1 - 6 are approved by the applicable stockholders, the Acquiring Fund will acquire all of the assets and assume all the liabilities of each Acquired Fund in exchange for the issuance of a number of Acquiring Fund common shares. Each Acquired Fund will distribute the Acquiring Fund’s common shares received in its Reorganization to the respective Acquired Fund common stockholders and will then terminate its registration under the 1940 Act and dissolve in accordance with applicable Maryland law. The aggregate NAV of the Acquiring Fund common shares received by each Acquired Fund in its Reorganization will equal, as of the valuation date set forth in the Agreement, the aggregate NAV of the Acquired Fund common shares held by stockholders of such Acquired Fund.

Following discussions at meetings held on May 10, July 29, August 5, October 30 and November 4, 2013, each Fund’s Board determined that the proposed Reorganizations would be in the best interest of the respective Fund. At each of its regular quarterly meetings since November 4, 2013, each Fund’s Board has discussed the proposed Reorganization and has affirmed its determination that the Fund should proceed with the proposed Reorganization. The considerations taken into account by each Board are summarized in the section titled “Board Consideration of the Reorganizations” below.

Federal Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganizations so qualify, in general, each Acquired Fund stockholder will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of the assets of each Acquired Fund solely for Acquiring Fund common shares pursuant to the Reorganizations. Based on the Funds’ approximate combined total assets as of September 30, 2014, the managers of the Acquiring Fund are expected to liquidate approximately $39 million of its holdings in Berkshire Hathaway in order to comply with the diversification requirements of Subchapter M of the Internal Revenue Code. Such liquidation would represent approximately 11.6% of the Acquiring Fund’s holdings in Berkshire Hathaway and about 3.2% of its total assets. If such a level of liquidation occurs following the Reorganizations, if not offset by realized losses, it could result in taxable realized gain that would likely be distributed to all stockholders. Using values as of September 30, 2014 for such liquidations, the Acquiring Fund expects realized gains totaling $16,819,536.05, or approximately $0.16 per share. The attendant transaction cost of such a liquidation are expected to be less than $1,800. Except in the foregoing circumstances, in which case the Acquiring Fund would recognize capital gains, neither the Acquiring Fund nor its stockholders are expected recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

Investment Objectives and Principal Investment Strategies

The Funds have substantially similar (but not identical) investment objectives, in that each Fund seeks total return, which DNY additionally pursues to the extent consistent with dependable, but not assured, cash flow. Additionally, three of the Fund have similar (but not identical) principal investment strategies and investment universes, in that BIF, BTF and DNY generally seek long-term capital appreciation and income and, under normal market conditions, invest either at least 80% of total assets or primarily in common stocks, and may invest in fixed-income securities.

In the case of FOFI, in 2010, the Fund sought and received stockholder approval of, among other things, a change to FOFI’s investment adviser, which resulted in FOFI investing a substantial portion of assets in hedge funds managed by Wellington Hedge Management (the “WHM Hedge Funds”). Under normal market conditions, the balance of FOFI’s assets may be invested primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts and regulated investment companies. FOFI may also invest in fixed income securities such as U.S. government securities, preferred stocks and bonds. In July 2014, FOFI was notified of proposed structural changes to the two WHM Hedge Funds in which it is invested. FOFI’s investment advisers reviewed the proposed changes and determined that the hedge funds no longer satisfied the advisers’ original investment thesis. Consequently, for reasons separate from the Reorganization, the advisers gave notice to the hedge fund managers of their decision to redeem all of FOFI’s interests in the WHM Hedge Funds. Such redemptions will occur as of September 30, 2014. The initial redemption proceeds are expected to be received on or about October 1, 2014.

If the Proposals are all approved, BIF will be the surviving Fund and will continue to be listed on the NYSE. As the NYSE has an informal policy against listed funds holding private fund investments, upon closing of the Reorganizations, BIF no longer intends to invest in WHM Hedge Funds or any other private funds, although it will continue to hold residual “side-pocket” interests in a single WHM Hedge Fund having a fair value of approximately $9.77 million as of July 31, 2014. BIF and DNY redeemed their interests in this hedge fund as of June 30, 2014, at which time the Funds received the majority of their redemption proceeds. However, receipt of the balance of the redemption proceeds is subject to the hedge fund manager’s liquidation of “side pockets” of illiquid securities which will likely occur incrementally and over a period of years.

With the sole exception of BTF, each Fund is classified as a “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of their assets in obligations of a single issuer than a “diversified” fund. BTF is a “diversified” fund. In addition, the Funds share comparable risk factors, and comparable portfolio compositions. The Funds are currently jointly managed by the same portfolio managers – Stewart Horejsi, Brendon Fischer and Joel Looney.

Information regarding the portfolio managers can be found in this Joint Proxy Statement/Prospectus under the heading “Management of the Funds.” Additional information regarding the Funds’ investment objectives and principal investment strategies can be found below under the heading “Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks.”

Effect on Expenses

If Proposals 7 and 8 (approval of new advisory agreements) are approved, stockholders of all the Funds will experience a lower contractual advisory fee rate (as stockholders of the combined BIF) following the Reorganizations. As a result of the Reorganizations, taking into account acquired fund fees and expenses and after expense waivers/reimbursements (if any), it is anticipated that existing stockholders of all the Funds will experience a lower operating expense ratio (as stockholders of the combined BIF) following the Reorganizations. Excluding acquired fund fees and expenses and after expense waivers/reimbursements (if any), it is anticipated that stockholders of BTF, DNY and BIF will experience a lower operating expense ratio and FOFI stockholders will experience a higher operating expense ratio (as stockholders of the combined BIF) following the Reorganizations. The increase to FOFI stockholders, excluding acquired fund fees and expenses, will be approximately $0.03 per share based on FOFI’s NAV on May 31, 2014. Such acquired fund fees and expenses reflect fees and expenses of any registered investment companies or “private funds” in which a Fund invests.

The tables below (i) compare the estimated fees and expenses of each Fund, as of each Fund’s fiscal year end (shown below), and (ii) show the estimated fees and expenses of the combined BIF, on a pro forma basis, as if the Reorganizations occurred on May 31, 2014. The annual operating expenses of the pro forma combined BIF are projections for a 12-month period, assuming average combined net assets of $1,041,990,931. Accordingly, the actual fees and expenses of each Fund and the combined BIF as of the Closing Date of the Reorganizations may differ from those in the tables below due to changes in net assets and expenses paid to various service providers.

         Total Expense Table

	BTF (Acquired Fund)	DNY (Acquired Fund)	FOFI (Acquired Fund)	BIF (Acquiring Fund)	Pro Forma (Combined Fund)

Sales Load (as a percentage of the offering price)	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None

Management Fee as a Percentage of Net Assets	1.49%	1.54%	0.91%	1.37%	1.11%††
Interest Payments on Borrowed Funds	0.18%	0.00%	0.00%	0.09%	0.11%
Distributions to Preferred Stockholders	0.00%	0.03%	0.00%	0.00%	0.00%
Other Expenses(1a)	0.39%	0.65%	0.38%	0.41%	0.29%
Administration Fees(1b)	0.20%	0.24%	0.17%	0.19%	0.17%
Acquired Fund Fees and Expenses(2)	0.07%	0.54%	1.47%	0.31%	0.09%(5)
Total Annual Fund Operating Expenses†	2.13%	2.76%	2.76%	2.18%	1.60%
Expense Waiver / Reimbursement(7)	-0.11%	-0.13%	-0.06%(4)	-0.10%(3)	0.00%(3)
Total Annual Fund Operating Expenses after Waiver / Reimbursement(6)	2.02%	2.63%	2.70%	2.08%	1.60%

(1a) Based on estimated amounts for the current fiscal year.

(1b) Reflects only administration fees payable to Fund Administrative Services, LLC (“FAS”), an affiliate of the adviser. Total administration fees are included in “Other Expenses” above.

(2) Reflects estimated fees and expenses of underlying registered investment companies or “private funds” in which one or more of the Funds may invest and indirectly borne by the investing Fund. Based on historical fees and expenses of such underlying funds.

(3) FAS, the Funds’ co-administrator, has contractually agreed to waive a portion of BIF’s administration fees payable to FAS to the extent the aggregate of administration fees paid directly by the Fund, custody fees and transfer agency fees for any calendar month exceed thirty (30) basis points, for as long as the administration agreement between BIF and FAS is in effect.

(4) RMA and SIA, the advisers to FOFI, have contractually agreed to waive that portion of the advisory fee payable by FOFI equal to up to 1.00% of the Fund’s assets invested in any hedge fund managed by Wellington Hedge Management, LLC (a “WHM Hedge Fund”) to offset any asset-based fees (but not any performance-based fees) paid to Wellington Hedge Management, LLC (“Wellington Management”) with respect to the Fund’s assets invested in any WHM Hedge Fund, for as long as the investment advisory agreement among RMA, SIA and FOFI is in effect.

(5) Reflects adjustments to BIF, DNY and FOFI’s schedule of investments in connection with the liquidation of certain private fund investments occurring after May 31, 2014, as described more fully under the heading “Investment Objectives and Principal Investment Strategies.”

(6) The costs of the Reorganization anticipated to be borne by each Fund are $260,520, $401,830, $117,581 and $305,839 with respect to BIF, BTF, DNY and FOFI respectively. These amounts represent 0.08%, 0.42%, 0.04% and 0.13% of average net assets of BIF, BTF, DNY and FOFI respectively. These costs are not considered in the expense ratios above as they are not recurring costs. Of the total $1,085,770 in Reorganization expenses, $506,960 has already been incurred and paid by the Funds.

(7) The advisers to each of the Funds have agreed to waive 0.10% of the advisory fee such that the advisory fee will be calculated at the annual rate of 1.15% of net assets. As of the date hereof, the advisers have renewed each fee waiver through December 1, 2015 or the termination of the existing advisory agreements, whichever is earlier.

† If acquired fund fees and expenses were excluded for purposes of calculating total annual expenses and taking into account expense waivers/reimbursements, the expense ratios for BTF, DNY, FOFI, BIF (as the Acquiring Fund) and BIF (as the pro forma Combined Fund) would be 1.95%, 2.09%, 1.23%, 1.77% and 1.51% respectively.

††	If Proposals 7 and 8 are not approved, your management fee would change from 1.11% to 1.29% of net assets.

NOTE: Except with respect to the pro forma combined fund and adjustments to acquired fund fees resulting from recent redemptions or notices of redemption with respect to hedge fund positions, information presented is as of each Fund’s most recently completed fiscal year end (BTF: 11/31/13; BIF: 11/30/13; DNY: 10/31/13; FOFI: 3/31/14). The purpose of the foregoing table and the following example is to assist stockholders in understanding the various costs and expenses that a stockholder will bear directly or indirectly. The figures provided under “Other Expenses” are based upon estimated amounts for the current fiscal year.

The Funds will bear a portion of the expenses incurred in connection with the Reorganizations that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees, legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any), solicitation costs and any similar expenses incurred in connection with the Reorganizations, which will be allocated pro rata among the Funds based on each Fund’s respective NAV at the time such expenses are incurred. Such expenses are estimated to be $1,085,770 in the aggregate.

Example

The following example helps you compare the costs of investing in the Funds’ common shares with the costs of investing in other funds. The example assumes that you invest $1,000 in common shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses, including acquired fund fees, remain the same. The effects of any waivers or reimbursements on expenses are reflected for all such periods on the assumption that FAS administration agreement with BIF and the advisory agreement among RMA, SIA and FOFI remain in effect through all such periods except that the advisory fee waiver described in footnote (7) above is reflected for the first year only. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BTF (Acquired Fund)	$21	$66	$113	$245
DNY (Acquired Fund)	$27	$84	$145	$308
FOFI (Acquired Fund)	$27	$85	$145	$308
BIF (Acquiring Fund)	$21	$67	$116	$250
Pro Forma Combined Fund	$16	$50	$87	$190

Comparative Performance Information

The table below presents total return performance for the Funds for the period ended May 31, 2014. The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any.

	Average Annual Total Return on Net Asset Value				Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	Since Inception	One Year	Five Years	Ten Years	Since Inception
BIF*	14.1%	15.7%	9.5%	6.8%	17.1%	15.8%	9.2%	6.1%

BTF**	14.2%	20.1%	7.7%	7.7%	14.3%	21.1%	7.4%	7.7%

DNY***	13.0%	19.6%	10.5%	6.7%	11.4%	20.2%	9.4%	5.4%

FOFI****	12.5%	13.8%	3.4%	11.2%	16.1%	15.7%	2.0%	11.9%
	Average Annual Total Returns†
	One Year	Five Years	Ten Years		Since BIF Inception	Since BTF Inception	Since DNY Inception	Since FOFI Inception
S&P 500	20.5%	18.4%	7.8%		6.5%	4.5%	5.7%	17.8%
DJIA	13.3%	17.6%	7.8%		7.0%	5.4%	5.7%	16.3%
NASDAQ Composite	24.3%	20.4%	8.9%		7.4%	3.7%	6.2%	17.1%

* Inception date reflects annualized information since January 2002 when the current investment advisers became advisers to the Fund. Does not include the effect of dilution of non-participating stockholders from the December 2002 rights offering.

** Inception date reflects annualized information since August 1999 when the current investment advisers became advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the July 2003 rights offering.

*** Inception date reflects annualized information since October 2007 when the current investment advisers became advisers to the Fund.

**** Inception date reflects annualized information since May 2010 when the current investment advisers became advisers to the Fund.

† Data for broad-based securities indices typically does not reflect deductions for commissions, expenses or taxes, as applicable. You cannot invest directly in an index.

Comparison of the Funds

The following comparison summarizes certain similarities and differences among the Funds. If the Reorganizations (Proposals 2 – 5) are approved, as well as Proposals 6 – 8 described further in this Joint Proxy Statement/Prospectus, the terms and provisions below relating to the combined Acquiring Fund (BIF) will apply.

	Acquiring Fund (BIF)	BIF (Current)	BTF	DNY	FOFI
Date of Organization	October 27, 1972	October 27, 1972	December 15, 1992	September 11, 2002	March 3, 1986
Organization	Each Fund is a Maryland corporation registered as a closed-end management investment company under the 1940 Act.
Diversification	Non-diversified	Non-diversified	Diversified	Non-diversified	Non-diversified
Fiscal Year End	November 30	November 30	November 30	October 31	March 31
Investment Adviser(s)	Stewart West Indies Trading Co. Ltd. (“SIA”) and Rocky Mountain Advisers, LLC (“RMA”)	SIA and Boulder Investment Advisers, LLC (“BIA”)	SIA and BIA	SIA and BIA	SIA and RMA
Investment Advisory Fee	The proposed advisory fee for the Acquiring Fund is 100 basis points on AUM up to $1 billion.	125 basis points on AUM with a temporary fee waiver of 10 basis points	125 basis points on AUM with a temporary fee waiver of 10 basis points	125 basis points on AUM with a temporary fee waiver of 10 basis points	125 basis points on AUM with a temporary fee waiver of 10 basis points*
Co-Administrators	Fund Administrative Services, LLC (“FAS”) and ALPS Fund Services, Inc. (“ALPS”)	FAS and ALPS	FAS and ALPS	FAS and ALPS	FAS and ALPS
Net Assets as of August 29, 2014	N/A	$281,812,768	$401,154,557	$114,554,261	$354,116,353
Listing	NYSE under the symbol “BIF”	NYSE under the symbol “BIF”	NYSE under the symbol “BTF”	NYSE under the symbol “DNY”	Over-the- counter under the symbol “FOFI”
Leverage	Each Fund may borrow money, issue preferred stock or issue other senior securities to the extent permitted by the 1940 Act.
Distribution, Purchase and Redemption Procedures

Each Fund is not currently offering shares directly to the public. Stockholders of each Fund may not request that the Fund redeem securities outside of a stock repurchase program or tender offer announced by the particular Fund.

* SIA and RMA, the advisers to FOFI, have contractually agreed to waive that portion of the advisory fee payable by FOFI equal to up to 1.00% of the Fund’s assets invested in any WHM Hedge Fund to offset any asset-based fees (but not any performance-based fees) paid to Wellington Management with respect to the Fund’s assets invested in any WHM Hedge Fund.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES

AND PRINCIPAL RISKS

The following comparison summarizes the differences in the investment objectives, principal investment strategies, and principal risks of the Funds.

	Acquiring Fund (BIF)	BIF (Current)	BTF	DNY	FOFI
Investment Objective: Substantially similar, except that DNY seeks total return “consistent with dependable, but not assured, cash flow.”	Total return	Total return	Total return	Total return, consistent with dependable, but not assured, cash flow	Total return
Principal Investment Strategies: Substantially similar, with minor differences as noted.	Seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities.	Seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities.	Seeks to produce both long-term capital appreciation through investment in common stocks and current income consistent with preservation of capital through investments in income producing securities.	Seeks total return through long-term capital appreciation and income from dividends and interest, and providing a distribution of consistent and dependable cash flow in a manner that takes advantage of favorable tax treatment of dividends, long term capital gains and return of capital.	Seeks its investment objective by utilizing a bottom-up, value driven investment process to identify securities of good quality businesses trading below estimated intrinsic value.
Investment Universe: Similar, except that with respect to DNY, the percentage of total assets expected to be invested in	Under normal market conditions, invests at least 80% of its total assets in common stocks, primarily domestic common stocks and secondarily in	Under normal market conditions, invests at least 80% of its total assets in common stocks, primarily domestic common stocks and secondarily in	Under normal market conditions, invests at least 80% of its assets in common stocks and income securities. The term “common stocks” includes	Invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, REITs and regulated investment	May invest a substantial portion of its assets in hedge funds. Under normal market conditions, the balance of assets may be invested primarily

	Acquiring Fund (BIF)	BIF (Current)	BTF	DNY	FOFI
certain securities under normal conditions is 90% as opposed to 80%, and that FOFI may invest a substantial portion of its assets in hedge funds.	foreign common stocks denominated in foreign currencies; investments in common stocks may include, but are not limited to, investment companies whose objective is income, real estate investment trusts (“REITs”), and other dividend-paying common stocks. The portion of the Fund’s assets that is not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities.	foreign common stocks denominated in foreign currencies; investments in common stocks may include, but are not limited to, investment companies whose objective is income, REITs, and other dividend-paying common stocks. The portion of the Fund’s assets that is not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities.	income-producing closed end funds and REITs. The term “income securities” includes preferred stocks, bonds, notes, bills, debentures, convertible securities, bank debt obligations, repurchase agreements and short term money market obligations.	companies under the Code. The Fund may also invest in fixed income securities such as U.S. government securities, preferred stocks and bonds.	in common stocks, including dividend paying common stocks such as those issued by utilities, REITs and regulated investment companies under the Code. The Fund may also invest in fixed income securities such as U.S. government securities, preferred stocks and bonds. Although the Fund expects to invest primarily in securities of U.S.-based companies, it may invest without limitation in foreign equity securities and sovereign debt, in each case denominated in foreign currency.
Illiquid Securities: Identical policies.	The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale.	The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale.	The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale.	The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale.	The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale.
Industry Concentration: Identical policies.	Does not concentrate.	Does not concentrate.	Does not concentrate.	Does not concentrate.	Does not concentrate.
Issuer Concentration: Current 4% limitation will be eliminated if Proposal 6 is approved.	No express prohibition other than what is required by the 1940 Act and by the Code.[1] The Fund may not, as a matter of fundamental policy, invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.	BIF is prohibited from investing more than 4% of its assets at the time of purchase in a single issuer.	BTF is prohibited from investing more than 4% of its assets at the time of purchase in a single issuer.	DNY is prohibited from investing more than 4% of its assets at the time of purchase in a single issuer.	No express prohibition other than what is required by the 1940 Act and by the Code.[1]

1 The 1940 Act requires that each registered fund state as a fundamental investment policy its policy with respect to concentration, which, for purposes of the 1940 Act, is generally understood to refer to whether a particular fund may invest in excess of 25% of its total assets in issuers within the same industry or group of industries.

	Acquiring Fund (BIF)	BIF (Current)	BTF	DNY	FOFI
Investments in Real Estate: Substantially similar policies, except that BTF is additionally prohibited from oil and gas interests as a matter of fundamental policy.	Prohibited from purchasing or selling real estate, except it can purchase or sell REITs and securities secured by real estate or interests therein issued by companies owning real estate or interests therein.	Prohibited from purchasing or selling real estate, except it can purchase or sell REITs and securities secured by real estate or interests therein issued by companies owning real estate or interests therein.	May not purchase, hold or deal in real estate or oil and gas interests, except that it may invest in securities secured by real estate or interests in real estate.	May not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in REITs of any kind.	Will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation.
Short Sales: BIF, DNY and FOFI do not have an express policy. BTF is prohibited from selling securities short except in certain situations.	No express policy.	No express policy.	May not sell securities short, except for such short-term credits as are necessary for the clearance of transactions and except that it may make short sales of securities “against the box.”	No express policy.	No express policy.

Commodities:

Similar policies. (For these purposes, all swap agreements and other derivative investments that were not classified as commodities or commodity contracts prior to the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act are not deemed to be commodities or commodity contracts.)

	May not purchase or sell commodities or commodity contracts.	May not purchase or sell commodities or commodity contracts.	May not invest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures contracts, and may purchase options and write covered options on futures contracts, securities and stock indices.

May not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options or from investing in securities of any kind.

May not purchase or sell commodities or commodity contracts.

	Acquiring Fund (BIF)	BIF (Current)	BTF	DNY	FOFI
Derivatives: Identical policies.	No express prohibition.	No express prohibition.	No express prohibition.	No express prohibition.	No express prohibition.
Foreign Securities: Substantially similar policies, in that BIF is explicitly permitted to invest in foreign securities, while the other funds may do so in the absence of an express restriction.	Permitted to invest in foreign securities without limitation.	Permitted to invest in foreign securities without limitation.	No express provision.	No express provision.	No express provision.
Private Funds: Identical policies.	No express limitation.	No express limitation.	No express limitation.	No express limitation.	No express limitation.
Lending/Loans: Substantially similar policies, in that, except with respect to BIF, loans through entry into repurchase agreements are explicitly permitted.	BIF may not make loans other than through the purchase of debt securities in private placements and the loaning of portfolio securities.	BIF may not make loans other than through the purchase of debt securities in private placements and the loaning of portfolio securities.	BTF may not lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements.	Except for the purchase of debt securities and engaging in repurchase agreements, DNY may not make any loans other than securities loans.

FOFI will not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

Acquiring Fund (BIF)	BIF (Current)	BTF	DNY	FOFI
Borrowing: Similar policies.	May not borrow money in an amount exceeding the maximum permitted under the 1940 Act.[2]	May not borrow money in an amount exceeding the maximum permitted under the 1940 Act.[2]	May not borrow except as permitted by law. [2]	May not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.	May not issue senior securities or borrow money, except as permitted by law, and then not in excess of 33-1/3% of its total assets (including the amount borrowed but reduced by any liabilities not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. [2]

RISK FACTORS

Investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund and the Acquired Funds are described below. The risks and special considerations listed below should be considered by stockholders of each Fund in their evaluation of the Reorganizations.

Investments in Common Stocks. The Fund intends to invest, under normal market conditions, at least 80% of its total assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund’s NAV may also be volatile. Further, because the time horizon for the Fund’s investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

2 Section 18(f) of the 1940 Act provides that a registered investment company may borrow from a bank if the registered investment company maintains at least 300% asset coverage over all such bank borrowings. Additionally, Section 18(a) of the 1940 Act limits a closed-end fund’s issuance of an evidence of indebtedness, unless the fund has 300% asset coverage, and preferred stock, unless the fund has 200% asset coverage.

Fixed Income Securities. The Fund may invest in fixed income securities from time to time. Fixed income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by a Fund, the more sensitive the Fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Non-Diversified Status Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws.

Issuer Focus Risk. The Fund may hold significant positions in a few issuers. Taking larger positions is also likely to increase the volatility of the Fund’s NAV, reflecting fluctuation in the value of large Fund holdings. In addition, both the Code and 1940 Act allow positions in single issuers to exceed statutory diversification thresholds if the excess occurs as a result of market variations. In such cases, the Fund may continue to hold such excess positions for the sake of tax efficiency. Thus, in such circumstances, the Fund may be even more susceptible to being adversely affected by any corporate, economic, political or regulatory occurrence affecting issuer positions which exceed such thresholds. Note that the risk described here is distinct from the risk of concentration as the term is generally understood under the 1940 Act, which refers whether a particular fund invests in excess of 25% of its total assets in issuers within the same industry or group of industries. As a matter of fundamental policy, the Acquiring Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Investments in Mid- and Small-cap Securities. The Fund may invest in small- and mid-cap companies from time to time. Generally, small-cap stocks are those securities issued by companies with a total market capitalization of between $250 million to $2 billion, and mid-cap stocks are those securities issued by companies with a total market capitalization of between $2 billion to $10 billion. As a result of the Reorganization, the Fund will acquire a number of legacy assets from FOFI having market capitalizations below $250 million. These as well as other small- and mid-cap stocks in which the Fund may invest may present greater opportunities for capital growth than larger companies, but also may be more volatile and subject to greater risk. The small- and mid-cap stocks in which the Fund may invest may present greater opportunities for capital growth than larger companies, but also may be more volatile and subject to greater risk. This is because smaller companies generally may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs and reduced returns to holders of these securities, including potentially the Fund. In addition, there may be less publicly available information about smaller companies which can also lead to higher risk in terms of arriving at an accurate valuation for these smaller companies.

Leveraging Risk. The Fund may use leverage. Use of leverage may have a number of adverse effects on the Fund and its stockholders including without limitation: (i) leverage may magnify market fluctuations in the Fund’s underlying holdings thus causing a disproportionate change in the Fund’s NAV; and (ii) the Fund’s cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to stockholders and generally making the Fund’s total return to such stockholders more volatile.

Discount From NAV. The common stock of closed-end funds frequently trade at market prices less than the value of the net assets attributable to those shares (a “discount”). The possibility that the Fund’s shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund’s NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Repurchase of the Shares. The Fund is authorized to repurchase shares on the open market when the shares are trading at a discount from NAV per share as determined by the Board from time to time. Any acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives.

Issuer Risk. The value of the Fund’s portfolio may decline for a number of reasons directly related to the issuers of the securities in the portfolio, such as management performance, financial leverage and reduced demand for an issuer’s goods and services.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s portfolio can decline.

Repurchase Agreements. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

Foreign Securities Risk. The Fund is permitted to invest in foreign securities without limitation. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers.

Currency Risk. The Fund holds investments in foreign securities and thus a portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Sovereign Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (“sovereign debt”) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

Investments in Registered Investment Companies. The Fund may invest in securities issued by other registered investment companies subject to such limitations, restrictions and conditions as imposed by Federal law. Accordingly, the Fund will be subject to the particular risks associated with investing in other funds that are separate from risks associated with the underlying investments held by such registered investment companies. Both the Fund and any registered investment companies in which it invests have management fees. In addition, the registered investment companies in which the Fund invests will typically incur other operating expenses that are borne by their investors, including the Fund. As a result, Fund stockholders will bear not only the Fund’s management fees and operating expenses, but also the fees and expenses of the registered investment companies in which the Fund invests. Investors would bear less expense if they invested directly in the underlying registered investment companies in which the Fund invests. The Fund may also invest in registered investment companies that are not limited in their portfolio trading activity and thus may experience high portfolio turnover rates. Higher turnover rates generally result in correspondingly greater brokerage commissions and other transactional expenses which may be borne by the Fund, directly or through its investment in registered investment companies.

Liquidity Risk. Although the Fund invests primarily in securities traded on national exchanges, it may invest in less liquid assets from time to time that are not readily marketable and may be subject to restrictions on resale. Illiquid securities may be more difficult to value or may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund’s NAV. The Fund is not limited in the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement. In certain situations, the Fund could find it more difficult to sell such securities at times, in amounts and at prices they consider reasonable.

Risks Associated with Investments in Private Funds. Private funds in which the Fund invests may in turn invest and trade in a wide range of instruments and markets and such activity may give rise to the wide range of risks associated with such instruments and markets. For example:

•

Private funds may typically invest in all types of securities and financial instruments, including but not limited to equities, fixed income investments, options, futures, swaps and other derivatives or derivative transactions. Such investments may be illiquid and highly leveraged, or subject to extreme volatility.

•

Private funds are generally not limited in the markets in which they are expected to invest, or the investment discipline that their managers may employ, such as value or growth or bottom-up or top-down analysis.

•

Private funds may typically use various investment techniques for hedging and non-hedging purposes, some of which may subject investors to heightened risk (e.g., selling securities short, leveraging, purchasing and selling options contracts and entering into other derivatives).

Investment in a particular “type” of investment or the use of a particular technique may be an integral part of a private fund’s investment strategy and may involve certain risks and result in significant losses. There can be no assurance that managers of private funds in which the Fund invests will succeed in any of these investment types or techniques.

As noted above, for reasons unrelated to the Reorganizations, FOFI has given notice to redeem all of its outstanding interests in certain private funds in which it invests. If the Proposals are all approved, BIF will be the surviving Fund and will continue to be listed on the NYSE. As the NYSE has an informal policy against listed funds holding private fund investments, upon closing of the Reorganizations, BIF no longer intends to invest in WHM Hedge Funds or any other private funds, although it will continue to hold residual “side-pocket” interests in a single WHM Hedge Fund having a fair value of approximately $10.96 million as of July 30, 2014. In light thereof, as well as taking into account the combined Fund’s expected operations, risks associated with investments in private funds are not expected to be a principal risk factor for the combined post-Reorganization Fund.

Derivatives Risk. The Fund’s use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments (including, for example, risks associated with the creditworthiness of counterparties). The Fund may also be indirectly exposed to derivatives risk through an underlying fund’s use of such instruments. Under certain market conditions, derivatives may become harder to value or sell at a fair price, and may thus entail liquidity risks.

Anti-Takeover Risk. The Fund’s constituent documents, as amended, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include, for example, mechanisms governing the consideration of certain matters at stockholder meetings and special voting requirements for the approval of certain transactions. The Funds’ Boards are also “classified,” which means that membership of the Boards is divided into separate classes, each class serving staggered terms. Finally, the Horejsi Affiliates (as defined below) will continue to own a substantial portion of the Fund’s common shares and thus may discourage a third party from seeking to obtain control of the Fund. Such structures and share ownership may have the overall effect of making any hostile attempt to take control of a Fund through a proxy contest more difficult.

Convertible Securities Risk. Convertible securities risk is the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”

Preferred Securities Risk. Preferred securities may include (i) “hybrid” or taxable preferred securities and (ii) traditional preferred/preference stock. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferred securities contain provisions that allow an issuer, under certain conditions, to skip (in the case of “noncumulative” preferred securities) or defer (in the case of “cumulative” preferred securities) dividend payments. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes even though it has not received a corresponding cash distribution.

Risk Comparison

The following table provides an overview and comparison of the risks applicable to the Funds. Risks are categorized as “principal risks” (“P”), “non-principal risks” (“NP”) or “not applicable (“NA”).

Risk	Combined BIF	BIF (Current)	BTF	DNY	FOFI
Common Stocks	P	P	P	P	P
Fixed Income Securities	P	P	P	P	P
Non-Diversified Status	P	P	N/A	P	P
Issuer Focus Risk	P	P	P	P	P
Investments in Mid- and Small-cap Securities	P	P	P	P	P
Leveraging Risk	P	P	P	P	P
Discount from NAV	P	P	P	P	P
Repurchase of Shares	NP	NP	NP	NP	NP
Issuer Risk	P	P	P	P	P
Inflation Risk	P	P	P	P	P
Repurchase Agreements	NP	NP	NP	NP	NP
Foreign Securities Risk	P	P	P	P	P
Sovereign Debt Risk	P	P	P	P	P
Investments in Registered Investment Companies	P	P	P	P	P
Currency Risk	P	P	P	P	P
Private Funds Risk	NP	NP	N/A	NP	P
Liquidity Risk	P	P	P	P	P
Derivatives Risk	P	P	N/A	P	P
Anti-Takeover Risk	P	P	P	P	P
Convertible Securities Risk	NP	NP	NP	NP	NP
Preferred Securities Risk	NP	NP	NP	NP	NP

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

BIF is a registered closed-end, non-diversified management investment company and was incorporated under the laws of the State of Maryland on October 27, 1972.

Investment Objective

BIF. BIF’s investment objective is total return. The Fund’s investment objective is fundamental and may not be changed without a vote of the holders of a majority of voting securities.

BTF. BTF’s investment objective is total return. The Fund’s investment objective is fundamental and may not be changed without a vote of the holders of a majority of voting securities.

DNY. DNY’s investment objective is total return, to the extent consistent with dependable, but not assured, cash flow. The Fund’s investment objective is non-fundamental, and may be changed without a vote of the holders of a majority of voting securities.

FOFI. FOFI’s investment objective is total return. The Fund’s investment objective is non-fundamental, and may be changed without a vote of the holders of a majority of voting securities.

Investment Strategies

BIF. BIF seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts or “REITs” and regulated investment companies under the Code. The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund does not concentrate, as such term is used with respect to Item 8 of Form N-2.

Other than the Fund’s investment objective and fundamental investment policies as set forth in the Statement of Additional Information accompanying this Joint Proxy Statement/Prospectus, the investment strategies and policies described in this section (including any percentage limitations) may be changed by the Board of the Fund without a vote of stockholders.

BTF. Under normal market conditions, BTF intends to invest in a portfolio of common stocks and income securities. The portion of the Fund’s assets invested in each can vary depending on market conditions. The term “common stocks” includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying registered investment companies and REITs. The term “income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations. The term “preferred stocks” or “preferreds” includes traditional preferred stocks as well as so-called “hybrid,” or taxable, preferred securities and other similar or related investments.

DNY. DNY invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, REITs and regulated investment companies under the Code.

FOFI. In the case of FOFI, in 2010, the Fund sought and received stockholder approval of, among other things, a change to FOFI’s investment adviser, which resulted in FOFI investing a substantial portion of assets in WHM Hedge Funds. Under normal market conditions, the balance of FOFI’s assets may be invested primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts and regulated investment companies. FOFI may also invest in fixed income securities such as U.S. government securities, preferred stocks and bonds.

Portfolio Contents and Additional Investment Policies of the Funds

At any given time, each Fund may invest in some or all of the types of investments, or utilize some or all of the investment policies, described below. The following table indicates whether each such investment type or policy is a principal (“P”) or non-principal (“NP”) investment type or policy of the particular Fund.

	BIF	BTF	FOFI	DNY
Common Stocks	P	P	P	P
Fixed Income Securities	P	P	P	P
Real Estate Companies and REITs	P	P	P	P
Registered Investment Companies	P	P	P	P
Preferred Stocks	NP	NP	NP	NP
Money Market Instruments	P	P	P	P
Repurchase Agreements	NP	NP	NP	NP
Government Securities	P	P	P	P
Zero Coupon Securities	NP	NP	NP	NP

Short Sales	NP	NP	NP	NP
Illiquid Securities	P	P	P	P
Derivatives	P*	NP	P*	P*
When-Issued, Delayed Delivery and Forward Commitment Transactions	NP	NP	NP	NP
Loans of Securities	P	P	P	P
Portfolio Turnover	NP	NP	NP	NP
Leverage	P	P	P	P

*based on indirect exposure through underlying funds.

Common Stocks. The Fund may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other stockholder or class of stockholders, including holders of the corporation’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Upon liquidation, holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid.

With respect to the Fund’s common stock portfolio (other than common stocks purchased primarily for their income-producing potential), the Fund’s investment advisers (the “Advisers”) use an “intrinsic value” approach to selecting securities for the Fund’s portfolio. The Advisers define intrinsic value as the discounted value of the cash that can be taken out of a business during its remaining life. Accordingly, in their securities selection process, the Advisers put primary emphasis on analysis of balance sheets, cash flows, the quality of management and its ability to efficiently and effectively allocate capital, and indicators of internal returns (e.g., return on capital) which suggest future profitability and the relationships that these factors have to the price of a given security. The intrinsic value approach is based on the belief that the securities of certain companies may sell at a discount from the Advisers’ estimate of such companies’ “intrinsic value.” The Advisers will attempt to identify and invest in such securities with the expectation that such value discount will narrow over time and thus provide capital appreciation for the Fund. When the Fund makes an investment in the common stock of an issuer, it will likely make a significant investment and typically hold such stock for a long period of time. Over time, the Fund believes that value investing produces superior total returns.

Fixed Income Securities. In seeking its total return objective, the Fund may invest a portion of its assets in U.S. government securities, preferred stocks, bonds and other income producing securities. In selecting such investments, the Advisers consider, among other things, current yield, liquidity, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt to equity and debt coverage ratios.

Fixed income securities include debt obligations issued by the U.S. government and its agencies, corporations, municipalities and other borrowers. The market values of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.

Real Estate Related Companies and REITs. REITs invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its stockholders or unit-holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its stockholders or unit-holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage

REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. By investing in REITs indirectly through the Fund, stockholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs in which it invests. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to stockholders or unit-holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Registered Investment Companies. The Fund may invest in securities issued by other registered investment companies subject to such limitations, restrictions and conditions as imposed by Federal law. The common stock of closed-end registered investment companies can trade at a substantial discount to the underlying NAV of the registered investment company and the Fund may, from time to time, invest in common stocks issued by registered investment companies when they are trading at discounts or when market conditions are deemed appropriate. Registered investment companies that pay regular dividends typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. To the extent that the Fund invests in registered investment companies, the Fund’s stockholders will incur expenses with respect to both the Fund and that portion of the Fund’s assets invested in other registered investment companies.

Preferred Stocks. The Fund may invest in preferred securities, including preferred securities issued by registered investment companies. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred securities are equity securities, they may be more susceptible to risks traditionally associated with equity investments than fixed income securities. Unlike common stock, preferred securities typically do not have voting rights.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

The Fund may, from time to time, invest in preferred securities that are rated, or whose issuer’s senior debt is rated, investment grade by Moody’s and Standard & Poor’s (“S&P”) at the time of investment, although the Fund is not limited to investments in investment grade preferred securities. In addition, the Fund may acquire unrated issues deemed to be comparable in quality to rated issues in which the Fund is authorized to invest.

Money Market Instruments. Under normal market conditions, the Fund will have 20% or less of its total assets in cash or cash equivalents. The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of, but are not limited to, short-term (less than twelve months to maturity) U.S. government securities, certificates of deposit and other bank obligations, investment grade corporate bonds, other debt instruments and repurchase agreements. When the Fund takes temporary defensive positions it may have difficulty achieving its investment objective.

Money market instruments that the Fund may acquire usually will be securities rated in the highest short-term rating category by Moody’s or S&P or the equivalent from another major rating service, or securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include: government securities (as described below); bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody’s or A-1 by S&P and repurchase agreements.

Repurchase Agreements. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards established by the Board. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer term nature.

Government Securities. The Fund may invest in securities that include direct obligations of the United States issued by U.S. government agencies and instrumentalities, referred to as government securities. Included among direct obligations of the United States are treasury bills, treasury notes and treasury bonds, which differ principally in terms of their maturities and are supported by the full faith and credit of the U.S. government. Securities issued by U.S. government agencies and instrumentalities include other securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds). No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

Short Sales. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short. Short sales of this kind are referred to as short sales “against the box.” The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian.

Illiquid Securities. The Fund may invest in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. The Board has delegated the function of making day-to-day determinations of liquidity to the Advisers pursuant to guidelines approved by the Board.

Derivatives. The Fund may invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk or enhance returns, the Fund may invest in derivatives including options and futures and swap agreements. The Fund may invest in futures contracts on equity and debt securities, equity and debt indices and commodities. The Fund may invest in option contracts on equity and debt securities, equity and debt indices, commodities and futures.

When-Issued, Delayed Delivery and Forward Commitment Transactions. The Fund may purchase and sell securities, including government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

Zero Coupon Securities. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. government, its agencies or instrumentalities, as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund’s investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security’s maturity value and its purchase price is taxable income of the Fund each year.

Leverage. The Fund may utilize leverage through borrowings or through the issuance of preferred stock or other senior securities.

Additional Policies of the Acquiring Fund

Lending Of Securities. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of the Fund’s securities, if and when made, may not exceed 33-1/3% of the Fund’s total assets. The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund’s custodian in an amount at least equal to the current market value of the loaned securities.

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay reasonable fees approved by its board, including, for example, fees to (a) the custodian in connection with support of the lending activities, (b) the loan or placing broker for arranging the securities loan, and/or (c) the borrower for participating in the loan transaction; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund’s right to vote the securities.

Portfolio Turnover. It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be less than 50% excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. The Fund may also invest in registered investment companies which also may not be limited in their portfolio trading activity. Higher turnover rates generally result in correspondingly greater brokerage commissions and other transactional expenses which may be borne by the Fund, directly or through its investment in registered investment companies.

INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganizations

With respect to the Reorganizations, the Agreement provides for: (i) the Acquiring Fund’s acquisition of all of the assets of each Acquired Fund, in exchange solely for newly issued common shares, $0.01 par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Funds; and (ii) the distribution, after the closing, of Acquiring Fund Shares to the Acquired Fund stockholders and the termination, dissolution and complete liquidation of the Acquired Funds, all upon the terms and conditions set forth in the Agreement. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund stockholders, and representing the respective pro rata number of Acquiring Fund Shares due to such stockholders.

The number of Acquiring Fund Shares to be issued in exchange for each Acquired Fund’s net assets shall be determined by dividing the value of the Acquired Fund’s net assets by the net asset value per Acquiring Fund Share. No fractional Acquiring Fund Shares will be issued to an Acquired Fund’s stockholders and, in lieu of such fractional shares, an Acquired Fund’s stockholder will receive cash.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Acquired Fund would be combined, and the stockholders of each Acquired Fund would become stockholders of the Acquiring Fund. Following the Reorganizations, each Acquired Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end, non-diversified, management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

Valuation of Assets and Liabilities. If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of an Acquired Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date.

Distributions. Each Acquired Fund will on or before the Valuation Date (as such term is defined in the Agreement) (i) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (ii) distribute such dividend.

Expenses. Expenses incurred in connection with the Reorganizations will be paid by the Acquired Funds and the Acquiring Fund, allocated pro rata among the Funds based on each Fund’s respective net asset value at the time such expenses are incurred. If the Reorganizations are not approved, each Fund will be responsible for a pro rata portion of any outstanding unpaid expenses incurred in connection with the Reorganizations based on each Fund’s respective net asset value as of the date the Boards determine to cease pursuing the Reorganizations. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and distribution of materials distributed to each Fund’s Board; (b) expenses incurred in connection with the preparation and filing of the Agreement and the registration statement on Form N-14; (c) expenses incurred in connection with the printing and distribution of this Joint Proxy Statement/Prospectus and any other proxy materials distributed to stockholders; (d) SEC and state securities commission filing fees; (e) legal and audit fees in connection with the Reorganizations; (f) legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes; (g) auditing fees associated with each Fund’s financial statements; (h) stock exchange fees; (i) transfer agency fees; (j) portfolio transfer taxes (if any); (k) solicitation costs of the transactions; and (l) any similar expenses incurred in connection with the Reorganizations.

Alliance Shareholder Communications has been engaged as the Funds’ proxy solicitor with respect to the solicitation of proxies in connection with this Joint Proxy Statement/Prospectus.

The management of the Funds estimates the amount of expenses the Funds would incur to be approximately $1,085,770.

Amendments. The Agreement may be amended as mutually agreed upon in writing by the officers of the Acquiring Fund and the Acquired Fund and as specifically authorized by their Boards.

Maryland Law. Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as BIF, BTF and DNY, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of BIF, BTF and DNY’s common shares will be bound by the terms of the Reorganizations, if approved. Under current Maryland law, this does not apply to FOFI. However, if Proposal 1 is approved prior to the consideration of Proposals 2-5, stockholders of FOFI will likewise not be entitled to demand the fair value of the shares in connection with the Reorganizations, and holders of FOFI common shares will be bound by the terms of the Reorganizations, if approved. However, any holder of BIF, BTF or DNY’s common shares may sell his or her common shares on the NYSE (or, in the case of FOFI, over-the-counter) at any time prior to the Reorganizations.

Board Consideration of the Reorganizations

Following discussions at meetings held on May 10, July 29, August 5, October 30 and November 4, 2013, each Fund’s Board determined that the proposed Reorganizations would be in the best interest of the respective Fund. At each of its regular quarterly meetings since November 4, 2013, each Fund’s Board has discussed the proposed Reorganization and has affirmed its determination that the Fund should proceed with the proposed Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganizations. To assist the Board in its evaluation of the proposed Reorganizations, each Fund’s Board received a memorandum from counsel to the Funds discussing the factors generally regarded as appropriate to consider in evaluating fund reorganizations and the duties of directors in approving such transactions. Each Board also requested and received various information and materials relating to the proposed Reorganizations. The primary factors considered by the Board of Directors of each Fund with regard to the Reorganizations included, but were not limited to, the following:

•	The fact that the investment objectives of the Acquired and Acquiring Funds are substantially similar, and the investment strategies, restrictions and fundamental policies are similar.

•	The fact that there is substantial overlap in the holdings of the Funds.

•	The fact that each of the Funds is managed by the same portfolio managers.

•

The expectation that the combined Acquiring Fund will offer economies of scale that should result in lower per share expenses in most instances (with exceptions noted below). Each Fund incurs both fixed expenses (e.g., board fees, printing fees, and costs for legal and auditing services) and variable expenses (e.g., administrative, fund accounting and custodial services). Certain overlapping fixed expenses would be eliminated, certain variable expenses will be reduced on an aggregate basis, and there will also be an opportunity to reduce expenses over time in a combined fund by spreading fees over a larger asset base.

•	The lower contractual advisory fee rates that are expected to become effective following the Reorganizations.

•	The expectation that the combined Acquiring Fund may benefit from certain portfolio management efficiencies.

•

The expectation that the combined Acquiring Fund may provide greater secondary market liquidity as it would be larger than and have more outstanding common shares than each Fund prior to the Reorganizations.

•

With respect to FOFI stockholders, because that Fund is currently traded over-the-counter, shares received by FOFI stockholders in its Reorganization would be NYSE-listed and may provide even greater secondary market liquidity.

•

The expectation that the Reorganizations may result in significant reductions in single-issuer concentrations currently existing in several of the Funds, thus potentially reducing the risk profile of the combined Acquiring Fund.

•

The opinion of counsel that no gain or loss will be recognized by the Funds or their stockholders for U.S. federal income tax purposes solely as a result of the Reorganizations, as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

•

The expectation that the combined Acquiring Fund may be able to use all of the larger Fund’s and a portion of the smaller Fund’s (both measured at the time of Reorganizations) pre-Reorganization capital loss carryforwards to offset combined capital gains realized by the combined Acquiring Fund, although the combined fund’s ability to use the smaller Fund’s pre-Reorganization capital losses will be significantly limited, in the near term, by operation of Sections 382 and 384 of the Code.

•	The expectation that stockholders will receive substantially the same quality of services after the Reorganizations.

•	The fact that the Advisers recommended to each Board that they approve the Reorganizations.

•

The possibility that the discount to net asset value at which the Acquiring Fund’s shares currently trade may be reduced following the Reorganizations in part due to a simpler, more cohesive message to existing and potential stockholders. In addition, the Board believed that several of the above factors would contribute to mitigating the Acquiring Fund’s discount: lower contractual advisory fee, administrative expenses and expense ratio; less concentrated single-issuer positions; greater secondary market liquidity resulting from a larger fund with a larger, combined stockholder base; and listing on a national exchange (with respect to FOFI).

The Boards also considered certain potential countervailing factors, including but not limited to the following:

•

The fact that stockholders of FOFI are anticipated to experience a slightly higher total expense ratio (excluding acquired fund fees and expenses) as stockholders of the combined Acquiring Fund following the Reorganizations.

•

The fact that certain changes to the investment policies of the combined Acquiring Fund are anticipated to better synchronize the investment strategies of the Funds, and that these changes could result in liquidating a portion of certain concentrated positions (with attendant transaction costs and possibly resulting in taxable capital gains for stockholders).

•

The fact that, although FOFI’s investment objective is substantially similar to the other Funds (i.e., total return), there were substantive differences in FOFI’s portfolio composition (e.g., a significant portion of FOFI’s current portfolio consists of financial related securities) and that FOFI has a policy of investing in hedge funds while the other Funds do not have such a policy. The Board recognized that the Reorganization would result in an abandonment of FOFI’s policy of investing in hedge funds but believed that the benefits of being listed on a national exchange outweighed those of investing in hedge funds.

•	The fact that the combined Acquiring Fund may not be able to take full or immediate advantage of certain net operating losses of existing Acquired Funds.

In considering the approval of the Agreement, the Boards did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. After evaluating information provided by, among others, the Advisers, and considering the above factors and based on the deliberations and its evaluation of the information provided to it, each Board, including each Board’s Independent Directors, unanimously concluded with respect to its particular Fund that:

•	The approval of the Agreement is in the best interest of the respective Fund and their stockholders; and

•	The interests of the respective Fund’s existing stockholders will not be diluted as part of the Reorganizations.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury Regulations, court decisions, published positions of the U.S. Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of the Funds as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be sought or obtained from the IRS regarding any matter related to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Each Fund’s stockholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganizations that the Funds receive an opinion from Paul Hastings LLP as of the Closing Date that the Reorganizations will each qualify as a “reorganization” within the meaning of Section 368 of the Code. The following U.S. federal income tax consequences result from the Reorganizations qualifying as such:

•	No gain or loss will be recognized by any Fund as a result of the Reorganizations.

•

Gain or loss will generally not be recognized by a stockholder of an Acquired Fund who exchanges all of his or her common shares solely for Acquiring Fund Shares pursuant to the Reorganizations (except with respect to cash received in lieu of fractional Acquired Fund common shares).

•

The aggregate tax basis of Acquiring Fund Shares received by a stockholder of an Acquired Fund pursuant to the Reorganizations will be the same as the aggregate tax basis of his or her Acquired Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Share for which cash is received).

•

The holding period of Acquiring Fund Shares received by an Acquired Fund stockholder pursuant to the Reorganizations will include the holding period of his or her Acquired Fund common shares surrendered in exchange therefor.

•

The Acquiring Fund’s tax basis in Acquired Fund assets received pursuant to the applicable Reorganization will equal the tax basis of such assets in the hands of the Acquired Fund immediately before the Reorganization, and the Acquiring Fund’s holding period for such assets will include the period during which they were held by the Acquired Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules applicable to each Acquired Fund and its stockholders.

After the Reorganizations, the combined Acquiring Fund’s ability to use the Acquired Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. As of the dates indicated below, the Funds had capital loss carryforwards as follows:

Fund	Capital Loss Carryforwards

Boulder Growth & Income Fund, Inc.	$0*
Boulder Total Return Fund, Inc.	$0*
The Denali Fund Inc.	$0**
First Opportunity Fund, Inc.	$44,809,202***

*	As of November 30, 2013
**	As of October 31, 2013
***	As of March 31, 2014. Of this amount, $9,191,039 expires March 31, 2017 and $35,618,163 expires March 31, 2018.

Preferred Securities

As of the date of this Joint Proxy Statement/Prospectus, none of BIF, BTF or FOFI has any outstanding preferred securities. DNY currently has outstanding 878 Series A Auction Preferred Shares (“DNY ARPS”), with a par value of $0.0001 per share, a liquidation preference of $25,000 per share, and with total liquidation value of $21,950,000. The DNY ARPS are not listed on an exchange.

Under the terms of the Articles Supplementary relating to the DNY ARPS, DNY may redeem some or all of the DNY ARPS on the second business day preceding any dividend payment date for such shares, at a redemption price equal to $25,000 plus an amount equal to accumulated but unpaid dividends thereon, subject to notice and other conditions set forth in the Articles Supplementary. At its meeting held on February 7, 2014, the Board of DNY approved the redemption of all of the outstanding DNY ARPS, contingent on stockholder approval of the Reorganizations.

If the Reorganizations are approved by the stockholders of the Funds, it is anticipated that notice of redemption will be given to DNY ARPS holders after the Special Meeting and all of the outstanding DNY ARPS will be redeemed prior to the Closing Date. In other words, holders of DNY ARPS will not become preferred stockholders of the combined BIF as a result of the Reorganizations. Redemption of the DNY ARPS is expected to be consummated within the few weeks prior to the Closing Date. At that time, DNY ARPS holders will be paid the redemption price of the ARPS (i.e., $25,000 per share) plus any accrued but unpaid dividends. DNY will use cash on hand or borrowings from a bank line of credit to redeem the DNY ARPS. Although, there are no other costs or expenses anticipated with respect to the DNY ARPS redemption, if DNY uses bank borrowings for any portion of the redemption proceeds, the DNY will incur interest charges on such borrowings.

Holders of DNY ARPS shall be entitled, with respect to Proposal 4, to one vote for each DNY ARPS held by such holder, and shall vote together with holders of DNY common stock as a single class.

Dividends and Distributions

The current dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the combined Acquiring Fund. The dividend and distribution policies of the Acquired Funds are substantially the same as those of the Acquiring Fund. The Acquiring Fund intends to continue its current policy of distributing substantially all net investment income and net realized capital gains, which amount may vary year to year depending on net income and realized capital gains. The Acquiring Fund’s net investment income consists of all dividend and interest income accrued on portfolio assets less all expenses of the Acquiring Fund.

In 2008, the Acquiring Fund was granted exemptive relief under Section 6(c) of the 1940 Act allowing it to make distributions of long-term capital gains as frequently as twelve times per year with respect to its outstanding common stock, and as frequently as distributions are specified by or in accordance with the terms of any outstanding preferred stock, under Section 19(b) of the 1940 Act. Such a distribution program is referred to as a “managed distribution” and, in the case of the Acquiring Fund, is subject to approval, suspension or termination in the discretion of the Board, as well as the terms of the exemptive order. As of the date of this Joint Proxy Statement/Prospectus, the Board has determined not to implement a managed distribution program for the Acquiring Fund, although it has the authority and discretion to do so at any time.

Each Acquired Fund will on or before the Valuation Date (as such term is defined in the Agreement) (i) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net realized capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (ii) distribute such dividend.

Material Differences between Rights of Stockholders

The Acquiring Fund, and each of the Acquired Funds, is organized as a Maryland corporation. Each of the Acquiring Fund and the Acquired Funds only has one class of shares currently outstanding, with the exception of DNY, which has common and preferred shares outstanding.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange (e.g., NYSE or NASDAQ) are not entitled to demand the fair value of their shares upon a merger. Although this would apply to BIF, BTF and DNY (all NYSE listed companies), FOFI is not traded on a “national securities exchange” but rather is traded “over the counter”. As a consequence, and absent approval of Proposal 1, FOFI stockholders would be entitled to dissent and demand fair value (cash) for their shares.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of May 31, 2014, and the pro forma combined capitalization of the combined Acquiring Fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 2.969 common shares of BIF issued for each common share of BTF, approximately 2.519 common shares of BIF issued for each common share of DNY, and approximately 1.138 common shares of BIF issued for each common share of FOFI. If the Reorganizations are consummated, the actual exchange ratios may vary.

	First Opportunity Fund, Inc.	The Denali Fund Inc.	Boulder Total Return Fund, Inc.	Boulder Growth & Income Fund, Inc.	Pro Forma Adjustments*	Boulder Growth & Income Fund, Inc. Pro Forma Combined*
Net Assets ($)	345,181,386	110,497,653	386,504,761	269,030,222	(578,810)**	$ 1,110,635,212
Shares Outstanding	28,739,389	4,157,117	12,338,660	25,495,585	34,537,818	105,268,569
Net Asset Value Per Share ($)	12.01	26.58	31.32	10.55	-	10.55
Exchange Ratio	1.138	2.519	2.969	1.000	-	-

* Assuming the Reorganization as of May 31, 2014 of First Opportunity Fund, Inc., The Denali Fund Inc., and Boulder Total Return Fund, Inc. with and into Boulder Growth & Income Fund, Inc.

** The adjustment is made to show the reduction of net assets due to expenses incurred related to the Reorganization.

Required Vote

Stockholder approval of Proposals 2 - 4 requires, with respect to each particular Fund, the affirmative vote of a majority of the votes entitled to be cast in each instance. As noted above, holders of DNY ARPS and holders of DNY common shares will vote on Proposal 4 together as a single class.

Approval of Proposal 5 requires the affirmative vote of a majority of the votes cast.

The closing of each Reorganization is contingent upon the closing of all Reorganizations. In order for the Reorganizations to occur, each Fund must obtain the requisite stockholder approvals. In addition, the Boards have determined that the closing of the Reorganizations shall be contingent upon stockholder approval of Proposal 6 (elimination of the BIF fundamental investment policy limiting the ability to invest more than 4% of total assets in any single issuer) as well as Proposal 1 (eliminating the right to demand fair value upon reorganization of FOFI with another affiliated fund). Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, if one or more of the other Funds do not obtain their requisite stockholder approvals or satisfy their closing conditions, it is possible that a Fund’s Reorganization will not occur, even if stockholders of the Fund approve the Reorganization and the Fund satisfies all of its closing conditions.

MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The business and affairs of the Funds are managed under the direction of each Fund’s Board. Information pertaining to the directors and officers of the Funds is set forth in the Reorganization SAI, which is incorporated by reference herein.

Investment Advisers

Stewart West Indies Trading Co. Ltd. (“Stewart Investment Advisers” or “SIA”)

SIA is located at Bellerive House, Queen Street, St. Peter, Barbados, and currently serves as co- investment adviser to each Fund. If the Reorganizations are completed, it is anticipated that SIA will continue to serve as co-investment adviser to the combined BIF. SIA has served as an adviser to BIF since January 2002, to FOFI since June 2010, to BTF since August 1999 and to DNY since October 2007. In accordance with its investment advisory agreements with those Funds, SIA, subject to the supervision and direction of the respective Boards, is responsible for management of each Fund’s portfolio on a discretionary basis in accordance with applicable investment objectives and policies, making investment decisions and exercising voting rights, placing purchase and sale orders on behalf of the Fund, employing, at its own expense, portfolio managers and analysts, determining the portion of assets to be invested in various asset classes, and determining the portion of assets to be leveraged, among other things.

SIA is organized as a Barbados international business company and is an SEC-registered investment adviser. SIA was incorporated on November 12, 1996. SIA is wholly owned by the Stewart West Indies Trust, an irrevocable trust domiciled in Alaska (“SWIT”) and established by Stewart Horejsi, the chief investment officer of SIA, for the benefit of his issue. SWIT’s address is c/o Alaska Trust Company, Resolution Plaza, 1029 West Third Avenue, Suite 400, Anchorage, Alaska 99501. Mr. Horejsi is not a beneficiary under SWIT. However, John S. Horejsi and Susan L. Ciciora, Mr. Horejsi’s son and daughter, respectively, and “interested” directors of one or more of the Funds, are discretionary beneficiaries under SWIT and thus, as a result of this relationship, may directly or indirectly benefit from a relationship between SIA and the Funds.

SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. BIF has been advised that there is substantial doubt as to (i) the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States; (ii) whether the appropriate foreign courts would enforce judgments of United States courts obtained in actions against SIA predicated upon the civil liability provisions of the federal securities laws; and (iii) whether a Barbados court would enforce, in an original action, liabilities against SIA predicated solely on federal securities laws. Pursuant to the advisory agreement between SIA and BIF, SIA has appointed the secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

Rocky Mountain Advisers, LLC (“RMA”)

RMA is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302, and currently serves as co- investment adviser to FOFI. If the Reorganizations are completed, it is anticipated that RMA will serve as co-investment adviser to the combined BIF. RMA is an Alaska limited liability company and an SEC-registered investment adviser, and has served as an adviser to FOFI since June 2010.

In accordance with its investment advisory agreement with FOFI, RMA, subject to the supervision and direction of the Board, is responsible for management of the Fund’s portfolio on a discretionary basis in accordance with applicable investment objectives and policies, making investment decisions and exercising voting rights, placing purchase and sale orders on behalf of the Fund, employing, at its own expense, portfolio managers and analysts, determining the portion of assets to be invested in various asset classes, and determining the portion of assets to be leveraged, among other things.

RMA is wholly owned by the Susan L. Ciciora Trust, an irrevocable trust domiciled in Alaska (“SLCT”) and established by Susan L. Ciciora for the benefit of her sibling (John S. Horejsi) and her issue. SLCT’s address is c/o Alaska Trust Company, Resolution Plaza, 1029 West Third Avenue, Suite 400, Anchorage, Alaska 99501. Neither Mr. Stewart Horejsi nor Ms. Ciciora are beneficiaries under the SLCT. However, John S. Horejsi, Mr. Stewart Horejsi’s son and Ms. Ciciora’s sibling, is an “interested” director of one or more of the Funds and is a discretionary beneficiary under SLCT. Thus, as a result of this relationship, Mr. John Horejsi may directly or indirectly benefit from a relationship between RMA and the Funds.

Boulder Investment Advisers, LLC (“BIA”)

BIA is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and currently serves as co-investment adviser to BIF, BTF and DNY. BIA was formed on April 8, 1999 as a Colorado limited liability company. BIA has served as an adviser to BIF since January 2002, to BTF since August 1999 and to DNY since October 2007. In accordance with its investment advisory agreements with those Funds, BIA, subject to the supervision and direction of the respective Boards, is responsible for management of each Fund’s portfolio on a discretionary basis in accordance with applicable investment objectives and policies, making investment decisions and exercising voting rights, placing purchase and sale orders on behalf of the Fund, employing, at its own expense, portfolio managers and analysts, determining the portion of assets to be invested in various asset classes, and determining the portion of assets to be leveraged, among other things.

If the Reorganizations are completed, it is anticipated that BIA will no longer serve as an investment adviser to any of the Funds.

Advisory Fees

With respect to advisory services provided to BIF, BTF and DNY, and pursuant to advisory agreements dated April 26, 2002, April 26, 2002, and February 22, 2008, respectively, SIA and BIA are, as a group, entitled to an advisory fee computed at the annual rate of 1.25% of the value of each respective Fund’s average monthly net assets plus leverage, subject to a temporary fee waiver of 0.10%. Advisory fees received from BIF, BTF and DNY are currently split between SIA and BIA in a 25%/75% proportion.

With respect to advisory services provided to FOFI, and pursuant to co-advisory agreements dated June 1, 2010, SIA and RMA are, as a group, entitled to an advisory fee computed at the annual rate of 1.25% of the value of the Fund’s average monthly net assets plus leverage. Advisory fees received from FOFI are split between SIA and RMA in a 25%/75% proportion. RMA and SIA have agreed to waive that portion of their fees equal to up to 1.00% of FOFI’s assets invested in any WHM Hedge Fund to offset any asset based fees (but not any performance-based fees) paid to Wellington Management with respect to FOFI’s assets invested in any WHM Hedge Fund (the “Hedge Fund Waiver”). Additionally, RMA and SIA agreed to a temporary fee waiver of 0.10% applied to the non-hedge fund portion of the portfolio such that the advisory fee will be calculated at the annual rate of 1.15% with respect to non-hedge fund assets.

If the Reorganizations are completed, and provided that Proposal 7 and Proposal 8 are approved, it is anticipated that the combined Acquiring Fund will enter into new advisory agreements with SIA and RMA (the “Advisers”). Under the terms of the New Advisory Agreements (subsequently defined herein), the total advisory fee will be 1.00% on average monthly net assets plus leverage. Because the Acquiring Fund will be traded on the NYSE and thus prohibited from investing in private funds, the Hedge Fund Waiver will not be applicable to the Acquiring Fund. Under the New Advisory Agreements, advisory fees will be split between SIA and RMA in a 25%/75% proportion.

A discussion of the basis for the Acquiring Fund Board’s approval of the New Advisory Agreements with SIA and RMA was included in the Acquiring Fund’s annual report to stockholders for the year ended November 30, 2013.

Portfolio Managers of the Funds

Additional information about the portfolio managers, including information about other accounts managed, ownership of securities and portfolio manager compensation, is set forth in the Reorganization SAI, which is incorporated herein by reference.

Stewart R. Horejsi. Mr. Horejsi has served as a portfolio manager of BIF since 2002, BTF since 1999, DNY since 2007 and FOFI since 2010. Mr. Horejsi serves as the chief investment officer and a portfolio manager for RMA, BIA and SIA. In these roles, Mr. Horejsi is jointly responsible for the day-to-day portfolio management of the Funds. Prior to founding the above advisers, Mr. Horejsi spent most of his life managing his family’s businesses and investments. Since the early 1990s, his primary focus has been directing and managing the investments of trusts and business entities associated with the Horejsi family (together with Mr. Horejsi and members of his family, the “Horejsi Affiliates”). From 1982 through 1999, Mr. Horejsi was General Manager of Brown Welding Supply. Mr. Horejsi formerly served as a director of BTF (previously known as Preferred Income Management Fund). Mr. Horejsi is also President and a director of the Horejsi Charitable Foundation, Inc., a South Dakota non-profit corporation and private foundation. Mr. Horejsi also serves as the financial consultant with respect to assets held by certain family trusts which are included in the Horejsi Affiliates, for which he is personally paid a quarterly consulting fee. Mr. Horejsi holds an M.A. in Economics from Indiana University and a B.S. in Industrial Management from University of Kansas.

Brendon Fischer, Chartered Financial Analyst (“CFA”). Mr. Fischer has served as a portfolio manager of BIF, BTF, DNY and FOFI since 2012. Mr. Fischer serves as an assistant investment officer and a portfolio manager for BIA and RMA. In these roles, Mr. Fischer is jointly responsible for the day-to-day portfolio management of the Funds. Prior to joining BIA and RMA, Mr. Fischer was an associate and senior analyst with H.I.G. WhiteHorse in Dallas, Texas from 2005 until 2012. Prior to joining H.I.G. WhiteHorse, he was a senior analyst with Ulland Investment Advisors in Minneapolis, MN from 2000 to 2003. Mr. Fischer is also a volunteer firefighter with the Four Mile Fire Department. Mr. Fischer holds an M.B.A from the University of Texas at Austin and a B.A. in Economics from Carleton College. Mr. Fischer is also a CFA® charterholder.

Joel Looney, Certified Financial Planner (“CFP”). Mr. Looney has served as a portfolio manager of BIF, BTF, DNY and FOFI since October 2013. Mr. Looney serves as an assistant investment officer and a portfolio manager for BIA and RMA. In these roles Mr. Looney is jointly responsible for the day-to-day portfolio management of the Funds. He also manages a number of accounts for private clients. Mr. Looney is currently a director and chairman of the Boards of BIF, BTF, DNY and FOFI. Prior to joining BIA and RMA, Mr. Looney was a registered representative with VSR Financial Services, Inc. of Overland Park, Kansas, an investment management firm (2007 to 2013). From 1999 to 2013, he was a principal and partner with Financial Management Group, LLC, an investment management firm in Salina, Kansas (“FMG”). Prior to his position with FMG, Mr. Looney was vice president and CFO for Bethany College in Lindsborg, Kansas (1995 to 1999) and also served as vice president and CFO for St. John’s Military School in Salina, Kansas (1986 to 1995). From the late 1980s until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred B. Horejsi Trust, one of the Horejsi Affiliates. Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University. Mr. Looney is a CFP charterholder and also holds a FINRA-approved Series 7, Series 63 Uniform State Law and Series 65 Uniform Investment Adviser Law certifications.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each Fund and each Adviser have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of their respective codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

The Funds’ Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Funds’ Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting

Each Adviser’s Proxy Voting Policies and Procedures govern how proxies relating to each Fund’s portfolio securities are voted and are attached as Exhibit B to this Joint Proxy Statement/Prospectus. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) by calling 303-449-0426, (ii) on each Fund’s website at www.boulderfunds.net and (iii) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Beneficial Ownership

Security Ownership of Certain Beneficial Owners

To each Fund’s knowledge, as of the Record Date, no person beneficially owned more than 5% of the Fund’s respective outstanding shares, except as set forth below.

Fund	Class of Shares	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned

BIF	Common Stock	Horejsi Affiliates	8,693,484(1)(2)	34.09%

BTF	Common Stock	Horejsi Affiliates	5,215,262(1)(3)	42.27%

DNY	Common Stock	Horejsi Affiliates	3,196,432(1)(4)	76.89%

DNY	Preferred Stock	Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated(5) 100 North Tryon Street, Charlotte, NC 28255 Blue Ridge Investments, L.L.C.(5) 214 North Tryon Street, Charlotte, NC 28255	163(5)	18.56%

FOFI	Common Stock	Horejsi Affiliates	11,402,886(1)(6)	39.68%

(1)

Solely for ease of reference, the Ernest Horejsi Trust No. 1B (“EH Trust”), Alaska Trust Company (“ATC”), the Stewart West Indies Trust (“SWIT”), the Lola Brown Trust No. 1B (“Lola Trust”), Evergreen Atlantic, LLC, the Susan L. Ciciora Trust (“SLC Trust”), the Evergreen Trust, the Stewart R. Horejsi Trust No. 2 (“SRH Trust”), the Mildred B. Horejsi Trust (“MBH Trust”) as well as Horejsi family members and other Horejsi affiliated trusts and entities associated with the Horejsi family are collectively referred to herein as the “Horejsi Affiliates.” EH Trust, SWIT, the Lola Trust, the SLC Trust, the Evergreen Trust, the SRH Trust, and the MBH Trust are collectively referred to herein as the “Horejsi Trusts.” SWIT owns 98% of the outstanding voting shares of ATC. The address for ATC and the Horejsi Trusts is c/o Alaska Trust Company, 1029 West Third Avenue, Suite 400, Anchorage, AK 99501; the address for Evergreen Atlantic, LLC is 2344 Spruce St., Ste A, Boulder, CO 80302. The trustees of each Horejsi Trust, as detailed in the notes following, may also be deemed to beneficially own the shares. Stewart Horejsi, Susan Ciciora (Stewart Horejsi’s daughter) and John Horejsi (Stewart Horejsi’s son) are discretionary beneficiaries of one or more of the Horejsi Trusts. From time to time, the trustees of each Horejsi Trust have delegated to Stewart Horejsi investment authority with respect to each Horejsi Trust’s investments in the Funds and are expected to continue to do so in the future. Stewart Horejsi also serves as a portfolio manager to each Fund and Chief Investment Officer of BIA, RMA and SIA. The Horejsi Affiliates own BIA, RMA and SIA. Susan Ciciora is a director of DNY and FOFI. John Horejsi is a director of BIF and BTF. As a result of these relationships, Stewart Horejsi, Susan Ciciora and John Horejsi may directly or indirectly benefit from the relationships between each of the Funds and each of the Advisers.

(2)	The BIF common stock beneficially owned by the Horejsi Affiliates consists of:

a.	1,590,294 shares, representing 6.24% of outstanding common stock beneficially owned by the Brown Trust, of which ATC, Larry L. Dunlap and Ms. Ciciora are trustees.

b.	7,048,611 shares, representing 27.65% of outstanding common stock beneficially owned by the EH Trust, of which ATC, Mr. Dunlap and Ms. Ciciora are trustees.

c.	20,000 shares, representing 0.08% of outstanding common stock directly owned by Ms. Ciciora.

d.	34,579 shares, representing 0.14% of outstanding common stock directly owned by Ellen Horejsi, Mr. Stewart Horejsi’s spouse

(3)	The BTF common stock beneficially owned by the Horejsi Affiliates consists of:

a.	2,987,504 shares, representing 24.21% of outstanding common stock, beneficially owned by the EH Trust, of which ATC, Larry L. Dunlap and Ms. Ciciora are trustees.

b.	1,666,907 shares, representing 13.51% of outstanding common stock, beneficially owned by the Brown Trust, of which ATC, Mr. Dunlap and Ms. Ciciora are trustees.

c.

343,749 shares, representing 2.79% of outstanding common stock, beneficially owned by Evergreen Atlantic, LLC (“EALLC”), of which the Evergreen Trust, SLC Trust, Susan L. Ciciora, and SWIT are members. Shares provided in footnotes (3)(d)-(g), below, include each member’s indirect proportionate beneficial ownership of shares directly held by EALLC.

d.

255,877 shares, representing 2.07% of outstanding common stock, beneficially owned by SWIT, of which ATC is trustee. 104,627 of the forgoing shares are owned directly and 151,250 shares are owned indirectly through SWIT’s membership in EALLC.

e.

175,301 shares, representing 1.42% of outstanding common stock, beneficially owned by SLC Trust, of which ATC is trustee. 72,176 of the foregoing shares are owned directly and 103,125 shares are owned indirectly through SLC Trust’s membership in EALLC.

f.

63,510 shares, representing 0.51% of outstanding common stock, beneficially owned by Evergreen Trust, of which ATC, Mr. Dunlap and Stephen C. Miller (President of each Fund) are trustees. 25,698 of the foregoing shares are owned directly and 37,812 shares are owned indirectly through Evergreen Trust’s membership in EALLC.

g.	51,562 shares, representing 0.42% of outstanding common stock beneficially owned by Susan L. Ciciora. All of the foregoing shares are owned indirectly through Ms. Ciciora’s membership in EALLC.

h.	6,267 shares, representing 0.05% of outstanding common stock directly owned by Ms. Ciciora.

i.	8,334 shares, representing 0.07% of outstanding common stock directly owned by Ellen Horejsi.

(4)	The DNY common stock beneficially owned by the Horejsi Affiliates consists of:

a.	949,751 shares, representing 22.85% of outstanding common stock, beneficially owned by Brown Trust, of which ATC, Mr. Dunlap and Ms. Ciciora are trustees.

b.	1,030,344 shares, representing 24.79% of outstanding common stock, beneficially owned by MBH Trust, of which ATC, Brian Sippy and Ms. Ciciora are trustees.

c.	56,608 shares, representing 1.36% of outstanding common stock, beneficially owned by Evergreen Trust, of which ATC, Mr. Dunlap and Mr. Miller are trustees.

d.	1,159,729 shares, representing 27.90% of outstanding common stock, beneficially owned by SLC Trust, of which ATC is trustee.

(5)	As stated in Schedule 13G Amendment No. 4 filed with the Securities and Exchange Commission on February 14, 2012.

(6)	The FOFI common stock beneficially owned by the Horejsi Affiliates consists of:

a.	4,769,782 shares, representing 16.60% of outstanding common stock, beneficially owned by Brown Trust, of which ATC, Mr. Dunlap and Ms. Ciciora are trustees.

b.	2,725,929 shares, representing 9.49% of outstanding common stock, beneficially owned by MBH Trust, of which ATC, Brian Sippy and Ms. Ciciora are trustees.

c.	2,169,602 shares, representing 7.55% of outstanding common stock, beneficially owned by SRH Trust, of which ATC, Mr. Sippy and Laura Tatooles are trustees.

d.	1,737,573 shares, representing 6.05% of outstanding common stock, beneficially owned by SLC Trust, of which ATC is trustee.

With respect to each Fund, as of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, the following shares:

Fund	Shares of Common Stock Beneficially Owned	% of Common Stock Owned	Shares of Preferred Stock Beneficially Owned	% of Preferred Stock Owned
BIF	24,978,712	97.97%	N/A	N/A
BTF	12,304,593	99.72%	N/A	N/A
DNY	4,156,546	99.99%	878	100%
FOFI	28,152,335	97.96%	N/A	N/A

Security Ownership of Management

Directors & Executive Officers Names	Total BIF Shares Owned	Percentage of BIF Shares Owned	Total BTF Shares Owned	Percentage of BTF Shares Owned	Total FOFI Shares Owned	Percentage of FOFI Shares Owned	Total DNY Shares Owned	Percentage of DNY Shares Owned
Richard I. Barr	9,912	0.04%	6,667	0.05%	19,635	0.07%	--	--
Susan L. Ciciora(1)(4)	20,000	0.08%	6,267	0.05%	11,402,886	39.68%	3,196,432	76.89%
John S. Horejsi(2)(4)	8,638,905	33.88%	5,200,661	42.15%	--	--	--	--
Dean L. Jacobson	2,667	0.01%	2,000	0.02%	1,263	0.00*	2,000	0.05%
Joel W. Looney	14,413	0.06%	4,792	0.04%	22,232	0.08%	1,719	0.04%
Stephen C. Miller(3)(4)	8,669,039	34.00%	5,204,658	42.18%	11,425,936	39.76%	3,196,432	76.89%
Nicole L. Murphey(3)	550	0.00*	--	--	425	0.00*	--	--
Steven K. Norgaard	--	--	--	--	--	--	500	0.01%
All Directors and Executive Officers as a group(4)	8,716,581	34.90%	5,224,384	42.34%	11,469,492	39.91%	3,200,652	76.99%
*	Less than 0.01% of the Fund’s outstanding shares.

(1)	Ms. Ciciora is a Director for DNY and FOFI only.
(2)	Mr. Horejsi is a Director for BIF & BTF only.
(3)	Mr. Miller is the Principal Executive Officer of each Fund. Ms. Murphey is the Principal Financial Officer of each Fund.
(4)	Includes shares of each Fund beneficially owned by the Horejsi Affiliates as set forth in the Beneficial Ownership table above.

The EH Trust and the Lola Trust hold 27.65% and 6.24%, respectively, of the Acquiring Fund’s outstanding shares and are the Acquiring Fund’s largest stockholders. The EH Trust and the Lola Trust have each asserted, and the Acquiring Fund has acknowledged, that the EH Trust and the Lola Trust are “control persons” as contemplated by the 1940 Act. As indicated in the preceding notes, the trustees of each of the EH Trust and the Lola Trust are ATC, Larry L. Dunlap and Susan L. Ciciora, Stewart Horejsi’s daughter (the trustees are referred to as the “EH Trustees” and the “Lola Trustees” as applicable). The EH Trustees and the Lola Trustees may also be deemed to be control persons by virtue of their trusteeship with the EH Trust and the Lola Trust, respectively. Because SWIT owns 98% of the outstanding voting shares of ATC, it may be deemed indirectly to be a control person by virtue of its ownership of ATC.

As discussed above, the EH Trust and the Lola Trust own 27.65% and 6.24%, respectively, of the Acquiring Fund’s common stock, are “control persons” as contemplated under the 1940 Act and are affiliated with entities who own the Advisers and FAS (i.e., the Horejsi Affiliates). As large stockholders, the EH Trust and the Lola Trust are able to significantly influence any matters upon which the holders of common stock may vote, including the election of the Acquiring Fund’s directors and any change in the Acquiring Fund’s investment advisers.

Direct ownership of the Acquiring Fund common stock by all officers and directors of the Acquiring Fund is less than one percent. John S. Horejsi, an interested director of the Fund, is a discretionary beneficiary of the EH Trust and the Lola Trust and may be deemed to have indirect beneficial ownership of the common stock held by the EH Trust and the Lola Trust. Mr. Horejsi disclaims all such beneficial ownership. Mr. Horejsi does not directly own any such shares. Stephen Miller, the Fund’s president, is a director of ATC and may be deemed to have indirect beneficial ownership of the shares held by the EH Trust and the Lola Trust. However, because the EH Trust requires approval by two of the EH Trustees and the Lola Trust requires approval by two of the Lola Trustees in order to vote or exercise dispositive authority with respect to shares owned by the EH Trust and Lola Trust, respectively, Mr. Miller disclaims beneficial ownership of such shares.

General

Stockholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Stockholders do not have preemptive or conversion rights. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund’s constituent documents.

Share Price Data

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market prices may also be affected by investor perceptions of such companies or their investment advisers, supply and demand for such companies’ shares, general market and economic conditions and changes in such companies’ distributions. As a result, the market price of each Fund’s common shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s shares of common stock have traded in the market at prices that were both above and below net asset value per share.

The following table sets forth the quarterly high and low closing share price for each of BIF, BTF and DNY’s common shares on the NYSE and the corresponding net asset value and discount or premium to net asset value per share for the corresponding day for the last two full fiscal years of each Fund and the current fiscal year to date. Shares of FOFI are not publicly traded on a national exchange.

Boulder Growth & Income Fund, Inc.

Period Ended	Market Price ($)		NAV ($)		Premium/(Discount)(%)
	High	Low	High	Low	High	Low
5/31/14	8.39	7.81	10.46	9.84	(19.79)	(20.63)
2/28/14	8.20	7.49	10.11	9.51	(18.89)	(21.24)
11/30/13	7.97	7.47	10.00	9.44	(20.30)	(20.87)
8/31/13	7.89	7.27	10.03	9.48	(21.34)	(23.31)
5/31/13	7.71	6.98	9.91	9.04	(22.20)	(22.79)
2/28/13	7.06	6.26	9.01	8.22	(21.64)	(23.84)
11/30/12	6.72	6.15	8.55	8.31	(21.40)	(26.00)
8/31/12	6.30	5.62	8.13	7.26	(22.51)	(22.59)
5/31/12	6.38	5.66	7.67	7.34	(16.82)	(22.89)
2/29/12	6.37	5.52	7.66	7.18	(16.84)	(23.12)

Boulder Total Return Fund, Inc.

Period Ended	Market Price ($)		NAV ($)		Premium/(Discount)(%)
	High	Low	High	Low	High	Low
5/31/14	24.95	22.73	31.21	28.77	(20.06)	(20.99)
2/28/14	23.46	21.24	28.81	27.36	(18.57)	(22.37)
11/30/13	22.83	21.27	29.24	26.92	(21.92)	(20.99)
8/31/13	22.96	20.73	28.95	26.89	(20.69)	(22.91)
5/31/13	22.21	19.99	27.92	25.09	(20.45)	(20.33)
2/28/13	19.96	17.72	25.02	22.65	(20.22)	(21.77)
11/30/12	18.70	17.05	23.17	21.67	(19.29)	(21.32)
8/31/12	17.39	15.47	22.04	19.86	(21.10)	(22.10)
5/31/12	17.23	15.86	21.21	20.12	(18.76)	(21.17)
2/29/12	17.08	14.78	20.67	18.54	(17.37)	(20.28)

The Denali Fund Inc.

Period Ended	Market Price ($)		NAV ($)		Premium/(Discount)(%)
	High	Low	High	Low	High	Low
7/31/14	21.77	21.01	26.65	26.43	(18.31)	(20.51)
4/30/14	21.23	18.99	26.00	24.16	(18.35)	(21.40)
1/31/14	20.13	19.11	24.85	24.69	(18.99)	(22.60)
10/31/13	20.37	18.53	25.14	23.26	(18.97)	(20.34)
7/31/13	20.60	18.58	25.42	24.46	(18.96)	(24.04)
4/30/13	18.98	17.60	24.17	22.11	(21.47)	(20.40)
1/31/13	17.76	15.64	21.37	19.68	(16.89)	(20.53)
10/31/12	16.64	15.50	20.19	19.36	(17.58)	(19.94)
7/31/12	15.71	13.76	19.19	17.70	(18.13)	(22.26)
4/30/12	14.98	13.95	18.11	17.70	(17.28)	(21.19)
1/31/12	14.58	13.23	18.02	16.97	(19.09)	(22.04)

First Opportunity Fund, Inc.

Period Ended	Market Price ($)		NAV ($)		Premium/(Discount)(%)
	High	Low	High	Low	High	Low
6/30/14	9.64	9.21	12.22	12.07	(21.11)	(23.70)
3/31/14	9.32	8.83	11.99	11.49	(22.27)	(23.15)
12/31/13	9.16	8.27	11.79	11.17	(22.31)	(25.96)
9/30/13	8.60	8.25	11.34	10.89	(24.16)	(24.24)
6/30/13	8.55	8.08	10.90	10.57	(21.56)	(23.56)
3/31/13	8.21	7.74	10.56	9.95	(22.25)	(22.21)
12/31/12	7.90	7.44	9.94	9.74	(20.52)	(23.61)
9/30/12	7.65	6.99	9.82	9.19	(22.10)	(23.94)
6/30/12	7.45	6.96	9.30	9.05	(19.89)	(23.09)

The table below presents net asset value, market price, and premium/discount (%) data for each Fund as of the Record Date:

	BIF	BTF	DNY	FOFI
NAV per share ($)	10.95	32.22	27.28	12.26
Market Price ($)	8.82	25.94	22.09	9.75
Premium/Discount (%)	(24.15)	(24.21)	(23.49)	(25.74)

Portfolio Turnover

The Funds’ annual portfolio turnover rate may vary greatly from year to year. There are no limits on portfolio turnover and investments may be sold without regard to length of time held. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. High portfolio turnover may result in the realization of net short-term capital gains by each Fund which, when distributed to stockholders, will be taxable as ordinary income.

Service Providers

Administration. Fund Administrative Services, LLC (“FAS”) and ALPS Fund Services, Inc. (“ALPS”) serve as co-administrators to each of the Funds, and are anticipated to serve as the co-administrators for the combined Acquiring Fund.

FAS is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. FAS shares certain common owners with BIA. The Acquiring Fund currently pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Acquiring Fund’s total net assets (i.e., net assets plus leverage) up to $100 million, and 0.15% of the Acquiring Fund’s total net assets over $100 million. Pursuant to its agreements with the Funds, FAS provides services including but not limited to the following: negotiation of service provider contracts, oversight of service providers, maintenance of books and records, certain legal services, treasury and accounting services, and other services as requested by the Boards. The fee payable under the Acquiring Fund’s current agreement with FAS, as well as the nature of the services to be provided, is not anticipated to change in any material respect if the Reorganizations are completed.

ALPS is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined total net assets of the Funds. ALPS currently receives the greater of the following, based on combined total net assets of the Funds: an annual minimum fee of $460,000, or an annualized fee of 0.045% on total net assets up to $1 billion, an annualized fee of 0.03% on total net assets between $1 and $3 billion, and an annualized fee of 0.02% on total net assets above $3 billion. Pursuant to its agreements with the Funds, ALPS provides services including but not limited to the following: compliance monitoring, printing and filing, general assistance with corporate governance, preparation of documents, performance reporting, tax services, bookkeeping and pricing. If the Reorganizations are completed, it is anticipated that the Acquiring Fund will be subject to a different fee schedule, in the amount of the greater of an annual minimum fee of $275,000, or an annualized fee of 0.03% on assets up to $1 billion; 0.02% on assets between $1 and $3 billion; and 0.01% on assets above $3 billion.

Custodian. Bank of New York Mellon (“BNY Mellon”), located at 2 Hanson Place, 7th Floor, Brooklyn, New York 11209, serves as the custodian to each Fund, and is anticipated to serve as the custodian to the combined Acquiring Fund.

Transfer Agent. Computershare Shareowner Services, located at 480 Washington Boulevard, Jersey City, New Jersey, serves as the transfer agent to each Fund, and is anticipated to serve as the transfer agent to the combined Acquiring Fund.

Accountant. Deloitte & Touche LLP, located at 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the independent registered public accounting firm to each Fund, and is anticipated to serve as the independent registered public accounting firm to the combined Acquiring Fund.

Organizational Documents of the Acquiring Fund

Governing Law

Each Fund is organized as a corporation under the laws of the state of Maryland. Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a closed-end management investment company under the 1940 Act. Each Fund is classified as non-diversified, with the exception of BTF.

Anti-Takeover Provisions

The Acquiring Fund presently has provisions in its Articles of Amendment and Restatement and Amended and Restated By-laws which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure (commonly referred to as “anti-takeover” provisions):

(i)   The Articles of Amendment and Restatement require the affirmative vote of at least two-thirds of all votes entitled to be cast by stockholders to approve (a) certain business combinations (other than with another investment company in the family of investment companies having the same adviser or administrator as the Acquiring Fund); (b) voluntary liquidation or dissolution of the Acquiring Fund; (c) stockholder proposals regarding specific investment decisions made or to be made with the Acquiring Fund’s assets; (d) an amendment to the charter to convert from a closed-end investment company to an open-end investment company or a unit investment trust; or (e) a self-tender for, or acquisition by the Acquiring Fund of, more than 25% of the Acquiring Fund’s outstanding shares of stock, during any twelve-month period.

(ii)   The Acquiring Fund’s Amended and Restated By-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at stockholders’ meetings where the Acquiring Fund has not received sufficient prior notice of the matters.

(iii)   The Articles of Amendment and Restatement require the secretary of the Fund to call a special meeting of stockholders on the written request of stockholders entitled to cast at least 25% of all votes entitled to be cast at the meeting.

The percentage threshold required under these provisions, which in certain instances may be greater than the minimum requirements under Maryland law or the 1940 Act, make it more difficult to effect a change in the Fund’s business or management and could have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund in a tender offer or similar transaction. The Board of the Acquiring Fund, however, has considered these anti-takeover provisions and believes that they are in the best interests of stockholders.

Voting Rights

On each matter submitted to a vote of stockholders of each Fund, each stockholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote.

The Board

The Acquiring Fund’s Board is composed of five (5) directors and is divided into three classes, with the terms of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board.

Indemnification

The Amended and Restated By-laws and Articles of Amendment and Restatement of the Acquiring Fund further provide that, to the fullest extent permitted by applicable law, no director or officer of the Acquiring Fund is liable to the Fund or to any stockholder for damages. The Amended and Restated Bylaws and Articles of Amendment and Restatement of the Acquiring Fund further provides that it will indemnify directors and officers of the Fund to the fullest extent permitted by applicable law.

Shares

The Acquiring Fund is authorized to issue 250 million shares of common stock, par value $0.01.

Expenses of the Acquiring Fund

Except as otherwise indicated, the Fund pays all of its expenses, including fees of the directors not affiliated with an Adviser and board meeting expenses; fees of the Adviser, Administration and Co-Administration fees; interest charges; taxes; charges and expenses of the Fund’s legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing shares; expenses of issuing any preferred shares or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; custodial fees and expenses for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund’s shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; SEC and state registration fees; NYSE listing fees; and fees payable to the Financial Industry Regulatory Authority.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance. The information in the financial highlights is derived from each Fund’s financial statements. BIF’s financial highlights for the years ended November 30, 2009 – 2013, BTF’s financial highlights for the years ended November 30, 2009 – 2013, DNY’s financial highlights for the years ended October 31, 2009 – 2013, and FOFI’s financial highlights for the years ended March 31, 2010 – 2014, have been audited by Deloitte & Touche LLP, independent registered public accounting firm. The unaudited financial highlights are also shown for the six month period ended May 31, 2014 for BIF and BTF, and the six month period ended April 30, 2014 for DNY. Financial statements for each Fund’s most recently completed fiscal year, and the Reports of the Independent Registered Public Accounting Firm relating thereto, appear in each Fund’s most recent Annual Report to Stockholders, which can be obtained by calling (303) 444-5483.

Boulder Growth & Income Fund, Inc.	For the Six Months Ended May 31, 2014 (Unaudited)	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009
OPERATING PERFORMANCE:
Net asset value - Beginning of Period	$10.12	$8.54	$7.38	$7.46	$6.68	$5.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.04	0.06	0.10	0.05	0.04	(0.02)
Net realized and unrealized gain/(loss) on investments	0.78	1.88	1.19	(0.02)	0.76	0.82
Total from Investment Operations	0.82	1.94	1.29	0.03	0.80	0.80
AUCTION PREFERRED STOCK TRANSACTIONS
Distributions from net investment income	-	(0.00)(b)	(0.01)	(0.00)(b)	(0.01)	(0.01)
Distributions from tax return of capital	-	–	–	–	–	(0.01)
Distributions from long-term capital gains	-	(0.01)	(0.01)	(0.01)	(0.01)	–
Total Auction Preferred Stock Transactions	-	(0.01)	(0.02)	(0.01)	(0.02)	(0.02)
Net Increase from Operations Applicable to Common Stock	0.82	1.93	1.27	0.02	0.78	0.78
DISTRIBUTIONS TO COMMON STOCK
Distributions from net investment income	-	(0.16)	(0.01)	(0.01)	–	–
Distributions from net realized capital gains	(0.39)	(0.19)	(0.10)	(0.09)	–	–
Total Distributions Paid to Common Stockholders	(0.39)	(0.35)	(0.11)	(0.10)	–	–
Net Increase/(Decrease) in Net Asset Value	0.43	1.58	1.16	(0.08)	0.78	0.78
Common Share Net Asset Value - End of Period	$10.55	$10.12	$8.54	$7.38	$7.46	$6.68
Common Share Market Value - End of Period	$8.37	$7.92	$6.53	$5.89	$6.20	$5.63
Total Return, Common Share Net Asset Value(c)	9.5%	24.5%	17.9%(e)	0.5%	11.7%	13.2%
Total Return, Common Share Market Value(c)	11.0%	27.5%	12.9%	(3.5)%	10.1%	29.4%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver	1.76%(f)	1.74%	3.17%	N/A	N/A	N/A
Ratio of operating expenses to average net assets excluding waiver	1.87%(f)	1.84%	3.28%	2.40%	2.19%	2.08%
Ratio of net investment income to average net assets including waiver	0.85%(f)	0.62%	1.22%	N/A	N/A	N/A
Ratio of net investment income/(loss) to average net assets excluding waiver	0.74%(f)	0.52%	1.11%	0.54%	0.44%	(0.39)%
SUPPLEMENTAL DATA:
Portfolio turnover rate	0%	11%	20%	6%	5%	22%
Net Assets Applicable to Common Stockholders, End of Period (000’s)	269,030	$257,975	$217,631	$188,035	$190,293	$170,321
Number of Common Shares Outstanding, End of Period (000’s)	25,496	25,496	25,496	25,496	25,496	25,496
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including Auction Preferred Stock(d)*	N/A	N/A	2.83%	2.12%	1.93%	1.79%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$25,043	$25,043	N/A	N/A	N/A	N/A
Asset Coverage Per $1,000 (000s)	$11,743	$11,301	N/A	N/A	N/A	N/A

(a)    Calculated based on the average number of common shares outstanding during each fiscal period.

(b)    Amount represents less than $0.01 per common share.

(c)    Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)    Ratios do not include the effect of dividends to preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Funds on the Portfolio of Investments).

(e)    Total return includes an increase from payment by affiliates classified as litigation income. Excluding such item, the total return would have been decreased by 0.60%.

(f)    Annualized.

Boulder Growth & Income Fund, Inc.

The table below sets out information with respect to Taxable Auction Market Preferred Stock.(1)(2)

	Par Value (000)		Total Shares Outstanding (000)	Asset Coverage Per Share(3)		Involuntary Liquidating Preference Per Share(4)

05/31/14	$	N/A	N/A	$	N/A	$	N/A
11/30/13	$	N/A	N/A	$	N/A	$	N/A
11/30/12		25,000	1.00		242,669		25,000
11/30/11		25,000	1.00		213,059		25,000
11/30/10		25,000	1.00		215,316		25,000
11/30/09		25,000	1.00		195,343		25,000

(1)	See Note 6 in Notes to Financial Statements.
(2)	The Auction Market Preferred Stock (“AMPS”) issued by the Fund were fully redeemed at par value on April 23, 2013.
(3)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of Auction Preferred Stock outstanding.
(4)	Excludes accumulated undeclared dividends.

Boulder Growth & Income Fund, Inc.

	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006	For the Year Ended November 30, 2005	For the Year Ended November 30, 2004
OPERATING PERFORMANCE:
Net asset value - Beginning of Year	$8.92	$9.08	$8.00	$7.58	$6.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.07	0.25	0.40	0.04	0.01
Net realized and unrealized gain/(loss) on investments	(1.77)	1.06	1.51	0.39	0.95
Total from Investment Operations	(1.70)	1.31	1.91	0.43	0.96
PREFERRED STOCK TRANSACTIONS(b)
Distributions from net investment income(a)	(0.00) (c)	(0.11)	(0.11)	(0.01)	–
Dividends paid from long term capital gains(a)	–	(0.00) (c)	–	–	–
Dividends paid from tax return of capital(a)	(0.05)	–	–	–	–
Change in accumulated undeclared dividends on AMPS	–	–	(0.00)(c)	(0.00)(c)	–
Total Dividends Paid to AMPS	(0.05)	(0.11)	(0.11)	(0.01)	–
Net Increase/(Decrease) from Operations Applicable to Common Stock	(1.75)	1.20	1.80	0.42	0.96
DISTRIBUTIONS TO COMMON STOCK
Distributions from net investment income	–	(0.57)	(0.35)	–	–
Distributions from net realized capital gains	–	(0.03)	–	–	–
Distributions from tax return of capital	(1.27)	(0.75)	(0.37)	–	(0.03)
Total Distributions Paid to Common Stockholders	(1.27)	(1.35)	(0.72)	–	(0.03)
Accretive Impact of Capital Share Transactions	–	(0.01)	–	–	–
Net Increase/(Decrease) in Net Asset Value	(3.02)	(0.16)	1.08	0.42	0.93
Common Share Net Asset Value - End of Year	$5.90	$8.92	$9.08	$8.00	$7.58
Common Share Market Value - End of Year	$4.35	$9.16	$10.45	$6.96	$6.63
Total Return, Common Share Net Asset Value(d)	(21.83)%	12.5%(e)	23.5%	5.5%	14.4%
Total Return, Common Share Market Value(d)	(43.88)%	0.3%	63.3%	5.0%	21.0%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:
Net Operating Expenses	2.11%	2.65%	2.47%	2.24%	2.00%
Operating Expenses including interest expense	–	–	–	3.00%	2.38%
Gross Operating Expenses	2.12%	2.68%	2.52%	3.06%	2.06%
Net Investment Income	0.18%(e)	1.52%(e)	3.44%(e)	0.55%(e)	0.01%
SUPPLEMENTAL DATA:
Portfolio turnover rate	24%	49%	35%	41%	33%
Net Assets Applicable to Common Stockholders, End of Year (000’s)	$150,336	$135,786	$103,104	$90,673	$85,896
Number of Common Shares Outstanding, End of Year (000’s)	25,496	15,226	11,353	11,328	11,328
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including AMPS*	1.80%	2.16%	1.96%	2.46%	–

*       Taxable Auction Market Preferred Shares (“AMPS”).

(a)    Calculated based on the average number of common shares outstanding during each fiscal period.

(b)    On October 17, 2005, the Fund issued 1,000 shares of AMPS.

(c)    Amount represents less than $(0.01) per Common Share.

(d)    Total return based on per share net asset value reflects the effects of changes in net assets value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Results represent past performance and do not guarantee future results. Returns may be lower or higher than the performance data quoted.

(e)    For the years ended November 30, 2005, 2006, 2007, and 2008, the net investment income ratio reflects income net of operating expenses and payments and change in undeclared dividends to AMP Stockholders.

The table below sets out information with respect to Taxable Auction Market Preferred Stock.(1)

	Liquidation Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)	Average Market Value Per Share (3)

11/30/08	$25,000	$1.00	$175,375	$25,000	$25,000
11/30/07	25,000	1.00	160,830	25,000	25,000
11/30/06	25,000	1.00	128,167	25,000	25,000
11/30/05	25,000	1.00	115,673	25,000	25,000

(1)    See Note 5 in Notes to Financial Statements.

(2)    Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund’s total assets and dividing by the number of AMPS outstanding.

(3)    Excludes accumulated undeclared dividends.

Boulder Total Return Fund, Inc.

	For the Six Months Ended May 31, 2014 (Unaudited)	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009
OPERATING PERFORMANCE:
Net asset value - Beginning of Period	$29.16	$22.86	$18.97	$18.66	$15.21	$12.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07	0.02	0.04	0.08	0.07	0.03
Net realized and unrealized gain on investments	2.17	6.32	3.92	0.32	3.43	2.56
Total from Investment Operations	2.24	6.34	3.96	0.40	3.50	2.59
AUCTION PREFERRED STOCK TRANSACTIONS
Distributions from net investment income	-	(0.04)	(0.10)	(0.05)	(0.05)	–
Distributions from tax return of capital	-	–	–	(0.04)	(0.04)	(0.11)
Distributions from long-term capital gains	-	(0.00)(b)	–	–	–	–
Gain on redemption of AMPS*	-	–	0.03	–	0.04	0.03
Total Auction Preferred Stock Transactions	-	(0.04)	(0.07)	(0.09)	(0.05)	(0.08)
Net Increase from Operations Applicable to Common Stock	2.24	6.30	3.89	0.31	3.45	2.51
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from Net Realized Capital Gains	(0.08)	-	-	-	-	-
Total Distributions Paid To Common Stockholders	(0.08)	-	-	-	-	-
Net Increase in Net Asset Value	2.16	6.30	3.89	0.31	3.45	2.51
Common Share Net Asset Value - End of Period	$31.32	$29.16	$22.86	$18.97	$18.66	$15.21
Common Share Market Value - End of Period	$24.72	$22.81	$18.11	$15.23	$15.52	$12.69
Total Return, Common Share Net Asset Value(c)	7.8%	27.6%	20.5%	1.7%	22.7%	19.8%
Total Return, Common Share Market Value(c)	8.8%	26.0%	18.9%	(1.9)%	22.3%	38.4%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver	1.91%(e)	1.91%	1.90%	N/A	N/A	N/A
Ratio of operating expenses to average net assets excluding waiver	2.03%(e)	2.02%	2.03%	2.12%	2.19%	2.53%
Ratio of net investment loss to average net assets including waiver	0.46%(e)	(0.06)%	(0.29)%	N/A	N/A	N/A
Ratio of net investment income/(loss) to average net assets excluding waiver	0.34%(e)	(0.17)%	(0.41)%	0.18%	0.13%	0.22%
SUPPLEMENTAL DATA:
Portfolio turnover rate	0%	7%	10%	3%	6%	12%
Net Assets Applicable to Common Stockholders, End of Period (000’s)	$386,505	$359,755	$282,076	$234,103	$230,287	$187,653
Number of Common Shares Outstanding, End of Period (000’s)	12,339	12,339	12,339	12,339	12,339	12,339
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including Auction Preferred Stock(d)*	N/A	N/A	1.51%	1.62%	1.63%	1.70%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$68,116	$68,116	N/A	N/A	N/A	N/A
Asset Coverage Per $1,000 (000s)	$6,674	$6,281	N/A	N/A	N/A	N/A

*    Taxable Auction Market Preferred Shares (“AMPS”).

(a) Calculated based on the average number of common shares outstanding during each fiscal period.

(b) Amount represents less than $0.01 per common share.

(c) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d) Ratios do not include the effect of dividends to preferred stockholders.

(e) Annualized.

The table below sets out information with respect to Taxable Auction Market Preferred Stock.(1)(2)

	Par Value (000)		Total Shares Outstanding (000)	Asset Coverage Per Share(3)		Involuntary Liquidating Preference Per Share(4)

05/31/14	$	N/A	N/A	$	N/A	$	N/A
11/30/13		N/A	N/A		N/A		N/A
11/30/12		68,000	.68		514,878		100,000
11/30/11		72,100	.72		424,725		100,000
11/30/10		72,100	.72		419,429		100,000
11/30/09		74,900	.75		350,563		100,000

Boulder Total Return Fund, Inc.

(1)	See Note 5 in Notes to Financial Statements.
(2)	The Auction Market Preferred Stock (“AMPS”) issued by the Fund were fully redeemed at par value on April 10, 2013.
(3)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of Auction Preferred Stock outstanding.
(4)	Excludes accumulated undeclared dividends.

First Opportunity Fund, Inc.

	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010
OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.57	$9.30	$9.19	$8.16	$5.68
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.06(a)	0.04(a)	(0.01)(a)	(0.02)(a)	0.01
Net realized and unrealized gain/(loss) on investments	1.62	1.23	0.12	1.05	2.50
Total from Investment Operations	1.68	1.27	0.11	1.03	2.51
DISTRIBUTIONS:
Distributions paid from net investment income	(0.26)	–	–	–	(0.03)
Total Distributions	(0.26)	–	–	–	(0.03)
Net asset value, end of period	$11.99	$10.57	$9.30	$9.19	$8.16

Market price per share, end of period	$9.32	$8.12	$7.05	$7.25	$7.04

Total Investment Return Based on Market Price(b)	17.99%	15.18%	(2.76)%	2.98%	63.76%
RATIOS AND SUPPLEMENTAL DATA:(c)
Ratio of operating expenses to average net assets excluding waiver	1.29%	1.26%	1.18%	1.24%	1.64%
Ratio of operating expenses to average net assets including waiver	1.23%	1.14%	1.05%	N/A	N/A
Ratio of net investment income/(loss) to average net assets excluding waiver	0.43%	0.34%	(0.18)%	(0.19)%	(0.27)%
Ratio of net investment income/(loss) to average net assets including waiver	0.49%	0.46%	(0.06)%	N/A	N/A
Portfolio turnover rate	4%	27%	59%	97%	169%
Net assets, end of period (in 000’s)	$344,723	$303,766	$267,365	$264,017	$234,572
Number of shares outstanding, end of period (in 000’s)	28,739	28,739	28,739	28,739	28,739

(a)    Based on average shares outstanding during the fiscal period.

(b)    Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)    These ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Funds on the Consolidated Portfolio of Investments).

The Denali Fund Inc.

	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
OPERATING PERFORMANCE
Net Asset Value - Beginning of Year	$24.93	$19.98	$18.02	$18.64	$15.66	$15.36
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07	0.18	0.10	0.09	0.07	0.07
Net realized and unrealized gain/(loss) on investments	2.12	5.14	2.67	(0.20)	3.10	0.24
Total from Investment Operations	2.19	5.32	2.77	(0.11)	3.17	0.31
AUCTION PREFERRED SHARES TRANSACTIONS
Distributions paid from net investment income	(0.00) (b)	(0.00)(b)	(0.00)(b)	(0.00)(b)	(0.02)	(0.04)
Distributions paid from net realized capital gains	-	(0.01)	(0.01)	(0.01)	--	--
Gain on redemption of Auction Preferred Shares	-	--	--	0.22	0.03	0.03
Total Auction Preferred Shares* Transactions	(0.00) (b)	(0.01)	(0.01)	0.21	0.01	(0.01)
Net Increase from Operations Applicable to Common Stock	2.19	5.31	2.76	0.10	3.18	0.30
DISTRIBUTIONS TO COMMON STOCK
Distributions paid from net investment income	-	(0.05)	(0.02)	--	(0.08)	--
Distributions paid from net realized capital gains	(0.75)	(0.31)	(0.78)	(0.72)	(0.12)	--
Distributions paid from tax return of capital	-	--	--	--	--	--
Total Distributions Paid to Common Stockholders	(0.75)	(0.36)	(0.80)	(0.72)	(0.20)	--
Common Stock Net Asset Value - End of Period	$26.37	$24.93	$19.98	$18.02	$18.64	$15.66

Common Stock Market Value - End of Period	$21.07	$20.30	$16.55	$15.02	$15.67	$13.25

Total Return, Common Stock Net Asset Value(c)	9.8%	27.2%	17.1%	1.3%	20.7%	2.0%
Total Return, Common Stock Market Value(c)	7.8%	25.1%	16.4%	0.4%	19.9%	17.6%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets excluding waiver	2.14%(e)	2.19%	2.41%	2.64%	2.80%	3.30%
Ratio of operating expenses to average net assets including waiver	2.02%(e)	2.07%	2.29%	N/A	N/A	N/A
Ratio of net investment income to average net assets excluding waiver	0.47%(e)	0.64%	0.42%	0.51%	0.38%	0.51%
Ratio of net investment income to average net assets including waiver	0.59%(e)	0.76%	0.54%	N/A	N/A	N/A
SUPPLEMENTAL DATA:
Portfolio turnover rate	0%	11%	15%	7%	7%	25%
Net Assets Applicable to Common Stockholders, End of Period (000s)	$109,629	$103,620	$83,059	$74,917	$77,505	$65,088

*       Auction Preferred Shares (“APS”)

(a)     Calculated based on the average number of shares outstanding during each fiscal period.

(b)     Amount represents less than $(0.01) per share.

(c)     Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common stock market value assumes the purchase of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)     Expense and net investment income ratios do not include the effect of transactions with preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Funds on the Portfolio of Investments). Income ratios include income earned on assets attributable to APS outstanding.

(e)     Annualized.

The table below sets out information with respect to Auction Rate Preferred Stock currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)

04/30/14	$21,950	0.88	$149.863	$25,000
10/31/13	21,950	0.88	143,018	25,000
10/31/12	21,950	0.88	119,601	25,000
10/31/11	21,950	0.88	110,327	25,000
10/31/10	39,950	1.60	73,502	25,000
10/31/09	40,700	1.63	64,980	25,000

(1)	See Note 6.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of Auction Preferred Shares outstanding.
(3)	Excludes accumulated undeclared dividends.

THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” PROPOSALS 2, 3, 4 and 5, AS APPLICABLE.

PROPOSAL 6

BOULDER GROWTH & INCOME FUND, INC. POLICY AMENDMENT

Description of Proposal 6

Provided that Proposals 1 through 5 are approved by the stockholders of the respective Funds, stockholders of BIF will be asked to approve the elimination of a fundamental investment policy limiting the ability to invest more than 4% of total assets in any single issuer (“Proposal 6”).

Because the Reorganizations contemplate BIF acquiring the various assets of the Acquired Funds, and because such acquisitions could result in the combined BIF exceeding the current existing 4% limit with respect to certain issuers, Fund management is proposing to eliminate BIF’s fundamental investment policy limiting its ability to invest more than 4% of assets in a single issuer.

Summary and Consideration of the Proposal

At their meetings on May 10, July 29, August 5, October 30 and November 4, 2013, the Board of BIF considered various factors in connection with the proposed Reorganizations, including the possibility of certain changes to the fundamental investment policies of BIF in order to better align the various Funds’ investment policies, strategies and restrictions.

The Board believes the removal of the fundamental investment policy limiting BIF from investing more than 4% of its assets in a single issuer is appropriate in the context of the Reorganizations and in the best interests of BIF stockholders. The Board further believes that the removal of such policy benefits stockholders by providing BIF with more flexibility to invest a larger portion of its assets in a small number of what management considers to be high-quality companies. The Board noted that BIF’s current concentrated holdings, which were grandfathered under the proposal to adopt the 4% restriction, have been responsible for a significant portion of the Fund’s positive performance since the restriction was adopted. Although eliminating the 4% restriction would permit greater concentration of BIF’s assets in a smaller number of issuers, BIF will still be subject to the diversification limitations of the Code (i.e., with respect to 50% of the BIF’s portfolio, BIF must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the BIF’s portfolio, although no single investment can exceed 25% of the Fund’s total assets).

Further, as a result of the Reorganizations, BIF would acquire the assets of the Acquired Funds and the combined BIF would exceed the 4% limit with respect to certain issuers. If Proposal 6 is not adopted, BIF would be required to dispose of a portion of its holdings in these issuers in order to comply with the investment restriction, which would trigger significant capital gains that would be allocated to the stockholders of the combined BIF. Given the foregoing, the Board believes that Proposal 6 is in the best interests of BIF and its stockholders and recommends that BIF’s stockholders vote FOR Proposal 6.

Required Vote

Approval of Proposal 6 requires a 1940 Act Majority Vote. A “1940 Act Majority Vote” requires the affirmative vote of either (i) 66 2⁄3% or more of the voting securities of BIF present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of BIF are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of BIF, whichever is less.

THE DIRECTORS OF BIF, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 6.

PROPOSALS 7 - 8

INVESTMENT ADVISORY AGREEMENTS WITH ROCKY MOUNTAIN ADVISERS, LLC

AND STEWART INVESTMENT ADVISERS

Description of Proposals 7 - 8

Provided that Proposals 1 through 6 are approved by the stockholders of the respective Funds, stockholders of BIF will be asked to approve new investment advisory agreements between: (i) BIF and RMA, and (ii) BIF and SIA, each to be effective upon completion of the Reorganizations.

Summary and Consideration of the Proposals

It is anticipated that, following the completion of the Reorganizations, BIA will begin the process of de-registration as an investment adviser and dissolution as an entity. Because BIA and RMA are affiliated entities with common beneficial ownership, management and staffing, if the Reorganizations are approved by stockholders, the owners of BIA will cause BIA to de-register and terminate BIA in order to eliminate a redundant entity. If the Reorganizations are not approved, BIA will remain as a co-investment adviser to BIF under its present advisory agreement. In order to provide for continuity of services to BIF, and in light of certain commonalities in ultimate beneficial ownership and overlap in advisory personnel between BIA and RMA, the Board has determined that it is appropriate at this time to seek stockholder approval of new investment advisory agreements with RMA and SIA (the “New Advisory Agreements”), each to take effect upon completion of the Reorganizations. If the New Advisory Agreements are approved, RMA will provide investment advisory services as a co-investment adviser along with SIA, subject to the oversight of the Board. It is anticipated that the terms of the New Advisory Agreements (other than the advisory fee rates, which will be lower) will be similar in all material respects to the current agreements between BIF and BIA and BIF and SIA respectively (the “Current Agreements”).

RMA is an affiliate of BIA and there will be no change in the personnel servicing BIF as a result of the change in advisers. SIA, also an affiliate of BIA, will continue in its present capacity as a co-investment adviser to BIF albeit under a new investment advisory agreement. Approval of the new SIA agreement will allow the consideration and renewal process for the combined BIF’s advisory agreements to proceed in the future on a synchronized schedule

If approved by BIF stockholders, the New Advisory Agreements will become effective on or about March 20, 2015, which is the anticipated Closing Date of the Reorganizations.

Board Approval and Recommendation

On November 4, 2013, the Board of BIF, including a majority of the Independent Directors: (i) unanimously approved the New Advisory Agreements and (ii) unanimously recommended that Stockholders of BIF approve the New Advisory Agreements. A summary of the Board’s considerations is provided below in the section titled “Evaluation by the Board.”

Description and Comparison of the Current and New Agreements

The form of each New Advisory Agreement is set forth in Exhibit C to this Joint Proxy Statement/Prospectus.

Services Provided. Under the terms of the Current Agreement, BIA and SIA (or the “Advisers”) are responsible for managing BIF’s portfolio on a discretionary basis in accordance with its investment objectives and policies; (ii) making investment decisions and exercising voting rights in respect of portfolio securities; (iii) placing purchase and sale orders; (iv) employing portfolio managers and securities analysts; (v) determining the portion of the BIF assets to be invested in various asset classes; (vi) determining the portion of BIF assets to be leveraged; and (vii) monitoring sub-advisers, if any, all in accordance with the 1940 Act and subject to the supervision of the Board.

The Advisers’ responsibilities and obligations under the New Advisory Agreements will be substantively identical to those of BIA and SIA under the Current Agreements.

Compensation. Under the terms of the Current Agreements, BIA and SIA receive an aggregate advisory fee equal to 1.25% of the value of BIF’s average monthly net assets (including leverage), subject to a temporary fee waiver of 0.10% expiring on November 30, 2014. Accordingly, under the Current Agreements the total advisory fee is 1.15%. Under the Current Agreements, 25% of BIF’s total annual advisory fees are paid to SIA and 75% to BIA. Under the New Advisory Agreements, the contractual advisory fee rate will be reduced from 1.25% to 1.00%. Except for the reduction of the advisory fee rate, the New Advisory Agreements will be similar to the Current Agreements and the 25%/75% fee split will be allocated between SIA and RMA, respectively.

Liability. Under the Current Agreements, the Advisers will not be liable for loss suffered by the Fund, except where willful misfeasance, bad faith or gross negligence of an Adviser is involved. BIF will indemnify and hold harmless the Advisers against all losses, claims, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from the Advisers’ willful misfeasance, bad faith or gross negligence. Similar provisions will be applicable to the Advisers under the New Advisory Agreements.

Term and Termination. The Current Agreements were effective for an initial two-year term and subject to annual renewal in accordance with the 1940 Act. The New Advisory Agreements will likewise have an initial two-year term, beginning upon the completion of the Reorganizations, and will be subject to annual renewal thereafter. The Current Agreements and New Advisory Agreements will terminate automatically upon their assignment as such term is defined under the 1940 Act. All agreements may be amended by mutual written agreement of the parties.

Evaluation by the Board

The Board of BIF met telephonically on October 30, 2013 and in-person on November 4, 2013 to evaluate and to determine whether approving the New Advisory Agreements was in the best interests of BIF’s stockholders. At the time the New Advisory Agreements were initially approved, the New Advisory Agreements provided for lower contractual advisory fee rates that included advisory fee breakpoints. At an in-person meeting of the Board of BIF on August 8, 2014, the Advisers proposed a further reduction in the contractual advisory fee rates and, therefore, proposed removing the breakpoints. At such meeting, the Board discussed the proposed changes to the advisory fee rates and approved revisions to the New Advisory Agreements to provide for the revised advisory fees agreed to at such meeting. At these meetings and throughout the consideration process, the Board, including a majority of the Independent Directors, was advised by its independent legal counsel.

In their consideration of the New Advisory Agreements, the Board and its counsel reviewed materials furnished by the Advisers, and communicated with senior representatives of the Advisers regarding their personnel, operations and financial condition. The Board also reviewed the terms of the New Advisory Agreements, and considered possible effects on the Fund and its stockholders.

In voting to approve the New Advisory Agreements, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether the

New Advisory Agreements would be in the best interests of BIF and its stockholders, based on: (i) the nature, extent and quality of the services to be provided under the New Advisory Agreements; (ii) the investment performance of BIF and funds managed by the Advisers and their affiliates; (iii) the expenses borne by BIF (including management fees and other expenses), the fees indirectly charged by the Advisers to BIF and to their other clients, as applicable, and projected profits to be realized by the Advisers from their relationship with BIF (iv) the fact that economies of scale may be realized as BIF grows and whether fee levels will reflect economies of scale for the benefit of stockholders; (v) potential fall-out benefits to the Advisers from its relationship BIF; and (vi) other general information about the Advisers. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board received and considered various data and information regarding the nature, extent and quality of services provided to BIF by SIA and BIA (whose staffing and portfolio management team is identical to RMA’s). Each Adviser’s most recent investment adviser registration form on the SEC’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention to be devoted to BIF by the Advisers’ portfolio management personnel. The Board was satisfied that RMA and SIA investment personnel would devote an adequate portion of their time and attention to the success of BIF and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services to be provided to BIF by the Advisers, and that the Advisers possessed the ability to continue to provide these services to BIF in the future.

Investment Performance

The Board considered the investment performance of BIF since BIA and SIA were engaged in 2002, as compared to both relevant indices and the performance of a peer group of other investment companies. The Board noted that based on its net asset value performance, BIF outperformed the Standard & Poor’s 500 Index (the “S&P 500”), BIF’s primary relevant benchmark, as well as the Dow Jones Industrial Average (the “Dow Jones”) and NASDAQ Composite for the five-year period ended September 30, 2013 and since January, 2002 when BIA and SIA were engaged by BIF. The Board further noted that BIF outperformed the S&P 500 and Dow Jones for the ten-year period ended September 30, 2013, however underperformed the NASDAQ Composite during the same time period. The Board also noted BIF’s recent outperformance of the S&P 500, Dow Jones and NASDAQ Composite for the quarter ended September 30, 2013 as well as BIF’s recent relative performance increases. The Board noted however that BIF underperformed the S&P 500, Dow Jones and NASDAQ Composite for the one- and three-year period ended September 30, 2013. The Board further noted that BIF outperformed its peer group for the five- and ten-year periods ended September 30, 2013. However, the Board noted that BIF underperformed its peer group for the one- and three-year periods ended September 30, 2013.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services to be provided to BIF by the Advisers, the Board received statistical and other information regarding BIF’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted that the level of fees to be charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the peer group expense universe. The Advisers discussed with the Board certain factors justifying the advisory fees including, but not limited to, the Advisers’ stock skill selection has been substantiated through long-term performance and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of RMA and SIA and the combined profitability of the Advisers and FAS, which acts as co-administrator for BIF. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to BIF. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund.

Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services to be rendered by the Advisers.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board noted that the proposed advisory fee structure represents a significant reduction in the advisory fee previously charged to BIF and will provide an immediate benefit to stockholders.

Stockholder Support and Historical Relationship with BIF

The Board also weighed the views of the Funds’ largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of September 30, 2013, the Horejsi Affiliates held approximately 33.9%, 42.1%, 76.9% and 39.7% of the common shares of BIF, BTF, DNY and FOFI, respectively. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers, each of the Proposals and the New Advisory Agreements.

Based on their evaluation of the aforementioned considerations, the Board unanimously voted to approve the New Advisory Agreements, and to recommend to the stockholders of BIF that they approve the New Advisory Agreements.

Information about the Advisers

Certain information about RMA can be found on p. 31-32 of this Joint Proxy Statement/Prospectus. Information regarding the principal executive officers and managers of RMA and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with BIF (if any)
Stephen C. Miller	President, General Counsel and Chief Compliance Officer	President
Nicole L. Murphey	Vice President and Treasurer	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary
Stewart R. Horejsi	Chief Investment Officer	None.
Brendon J. Fischer	Assistant Investment Officer	None.
Joel L. Looney	Assistant Investment Officer	Interested Director

*	The business address of each person identified here is 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Certain information about SIA can be found on p. 31-32 of this Joint Proxy Statement/Prospectus. Information regarding the principal executive officers and managers of SIA and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with BIF (if any)
Glade Christensen,	President, Assistant Secretary & Managing Director	None
Stephen C. Miller	Vice President, Secretary, General Counsel and Chief Compliance Officer	President
Laura Rhodenbaugh	Treasurer	None.
Stewart R. Horejsi	Chief Investment Officer	None.

Information Regarding Comparable Funds

RMA and SIA currently provide investment advisory services to the following registered funds that have investment objectives similar to those of BIF:

Comparable Fund	Investment Objective	Assets under Management*	Investment Advisory Fee
First Opportunity Fund, Inc.	Total Return	$337,112,699.53	125 basis points with a temporary fee waiver of 10 basis points**

* as of Record Date.

** SIA and RMA, the advisers to FOFI, have contractually agreed to waive that portion of the advisory fee payable by FOFI equal to up to 1.00% of the Fund’s assets invested in any WHM Hedge Fund to offset any asset-based fees (but not any performance-based fees) paid to Wellington Management with respect to the Fund’s assets invested in any WHM Hedge Fund.

Other Information about the Current Agreements and New Advisory Agreements

Agreement	Last approved by Board on	Last approved by Stockholders on
Current Agreement	November 4, 2013	April 26, 2002
New Advisory Agreement	November 4, 2013	Pending

Aggregate Advisory Fees Paid by the Fund to BIA for FYE 11/30/2013	Aggregate Other Payments by the Fund to BIA for FYE 11/30/2013	Aggregate Other Payments by the Fund to Affiliates of BIA or Affiliates of Such Affiliates for FYE 11/30/2013
$1,033,786.78	$12,520.26	$2,476,720.64

Required Vote

Approval of each of Proposals 7 and 8 requires a 1940 Act Majority Vote. As noted above, a 1940 Act Majority Vote requires the affirmative vote of either (i) 66 2⁄3% or more of the voting securities of BIF present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of BIF are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of BIF, whichever is less.

THE DIRECTORS OF BIF, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 7 AND PROPOSAL 8.

PROPOSAL 9

ADJOURNMENT OF THE SPECIAL MEETING

Description of Proposal 9

The stockholders of the Funds are being asked to vote on a proposal to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposals to be submitted at the Special Meeting, if necessary.

Required Vote

If the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies is submitted to stockholders for approval, the vote required for stockholders of a respective Fund to adjourn the Special Meeting is the affirmative vote of a majority of all the votes cast on the matter by stockholders of the Fund entitled to vote at the Special Meeting who are present in person or by proxy. In such a case, abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Special Meeting and, accordingly, will not affect the outcome of the vote.

Under Maryland law, the Special Meeting may be adjourned or postponed from time to time to a date not more than 120 days after the Record Date.

THE DIRECTORS OF EACH OF THE FUNDS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT YOU VOTE “FOR” ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF ADDITIONAL PROXIES.

VOTING REQUIREMENTS AND OTHER INFORMATION

Voting Requirements

Voting requirements for each Proposal are outlined within the discussion supporting each respective Proposal. For purposes of this Special Meeting, a quorum is present to transact business if the holders of a majority of the outstanding shares of each Fund entitled to vote at the Special Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Special Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote common shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as common shares that are present. However, with respect to any vote requiring greater than a majority of outstanding shares entitled to vote, abstentions and broker non-votes will have the same effect as votes against the proposal.

Under Maryland law and the bylaws of each of the Funds, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Special Meeting. If any procedural matter is submitted to stockholders, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

As previously noted, under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as BIF, BTF and DNY, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of BIF, BTF and DNY’s common shares will be bound by the terms of the Reorganizations, if approved. Under current Maryland law, this does not apply to FOFI. However, if Proposal 1 is approved prior to the consideration of Proposals 2-5, stockholders of FOFI will likewise not be entitled to demand the fair value of the shares in connection with the Reorganizations, and holders of FOFI common shares will be bound by the terms of the Reorganizations, if approved.

Adjournment

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the chairman of the Special Meeting or the stockholders of the respective Fund may adjourn the Special Meeting. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Special Meeting may, with respect to that proposal, seek approval to adjourn the Special Meeting to permit further solicitation of proxies. See Proposal 9.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement/Prospectus with its enclosures on or about October 16, 2014. As the Special Meeting date approaches, certain stockholders of the Funds may receive a call from officers and regular employees of the Advisers, or representatives of a proxy solicitation firm if the Funds have not yet received their vote. Authorization to permit execution of proxies may be obtained by telephonic instructions from stockholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the secretary of the Funds, or by attending the Special Meeting and voting in person.

The Funds have retained Alliance Shareholder Communications, a proxy solicitation firm, to assist with the solicitation of proxies. The cost of Alliance Shareholder Communications’ services in connection with therewith is anticipated to be approximately $65,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require each Fund’s directors and officers, persons affiliated with the Fund’s investment advisers, and persons who own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC (and, in the case of BIF, BTF and DNY, with the NYSE). Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the applicable Fund with copies of all Section 16(a) forms they file.

Based solely upon each Fund’s review of the copies of such forms it received and written representations from such persons, the Fund believes that all such filing requirements applicable to such persons were complied with during the twelve months prior to the date hereof.

Submission of Stockholder Proposals

To be considered for presentation at a stockholders’ meeting of any of the Funds, a Stockholder’s proposal must be received at the offices of the relevant Fund by the applicable deadline. If a stockholder proposal is intended for a meeting of stockholders other than a regularly scheduled annual meeting (such as the Special Meeting), the deadline is a reasonable time before the Fund begins to print and send its proxy materials. In addition, each Fund’s By-laws provide for advance notice provisions, which require stockholders to give timely notice in proper written form to the Secretary of the Fund.

For each of the Funds, the deadline for a stockholder proposal to be considered for inclusion in the Fund’s proxy materials relating to the Fund’s 2015 annual meeting of stockholders will be 120 days from the release date of the proxy materials relating to the Fund’s 2014 annual meeting of stockholders. As of the date of this Joint Proxy Statement/Prospectus, none of the Funds has released the proxy materials relating to its 2014 annual meeting of stockholders.

Stockholders wishing to make proposals should refer to the By-laws for proper procedures and notice content. A copy of each Fund’s By-laws is available upon request, without charge, by writing to the secretary of the applicable Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

A stockholder desiring to submit a proposal with respect to a Fund must be a record or beneficial owner of shares of the Fund with a market value of at least $2,000 and must have held such shares for at least one year. Further, the stockholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. Each stockholder may submit no more than one proposal to the Fund for a particular stockholders’ meeting. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Exchange Act. The timely submission of a proposal does not guarantee its inclusion in a Fund’s proxy materials. Additionally, approval of a stockholder proposal by the Fund’s holders of shares may still be subject to review, including whether such proposal(s) is legal or comports with general rules and regulations governing the operations of the Fund.

Exhibit A

Form of Agreement and Plan of Reorganization

A-1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this                  day of                     , 2014 by and among Boulder Growth & Income Fund, Inc., a Maryland corporation (“BIF” or the “Acquiring Fund”); Boulder Total Return Fund, Inc., a Maryland corporation (“BTF”), The Denali Fund Inc., a Maryland corporation (“DNY”), and First Opportunity Fund, Inc., a Maryland corporation (“FOFI”)(each of BTF, DNY and FOFI, a “Selling Fund” and collectively the “Selling Funds”) (each of the Acquiring Fund and Selling Funds referred to herein as a “Fund” and collectively, the “Funds”). The principal place of business of the Acquiring Fund and the Selling Funds is 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

This Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. Each reorganization will consist of: (i) the transfer of all the assets of each respective Selling Fund to the Acquiring Fund, in exchange solely for newly issued common shares, $0.01 par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the respective Selling Fund; and (ii) the distribution, after the Closing hereinafter referred to, to the stockholders of the respective Selling Fund of its respective Acquiring Fund Shares and the termination, dissolution and complete liquidation of each Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a “Reorganization” and collectively the “Reorganizations”).

WHEREAS, the Acquiring Fund and the Selling Funds are closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Selling Funds own securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund, upon approval by its stockholders, will be authorized to issue the Acquiring Fund Shares;

WHEREAS, the stockholders of FOFI will have approved, prior to the Reorganizations, certain amendments to its Articles of Amendment and Restatement eliminating the right of stockholders to demand the fair value of shares upon reorganization with and into another affiliated registered investment company;

WHEREAS, the Board of Directors of the Acquiring Fund has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of the Reorganizations; and

WHEREAS, the Board of Directors of each Selling Fund has determined that the respective Reorganization is in the best interests of the respective Selling Fund and that the interests of the existing stockholders of the Selling Fund will not be diluted as a result of such Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUNDS IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUNDS’

LIABILITIES AND TERMINATION AND LIQUIDATION OF THE SELLING FUNDS

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the respective Selling Fund the number of Acquiring Fund Shares computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the respective Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 ASSETS TO BE TRANSFERRED. Each Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.

1.3 LIABILITIES TO BE ASSUMED. Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the respective Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is possible (the “Liquidation Date”): (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata by class to its stockholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Selling Fund Stockholders”), all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the respective Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Stockholders, and representing the respective pro rata number of Acquiring Fund Shares due such stockholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

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1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the respective Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the respective Selling Fund Stockholders.

1.6 STATE FILINGS. Prior to the Closing Date, each Selling Fund shall make any filings with the State of Maryland that may be required under the laws of the State of Maryland in connection with this Agreement.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 TERMINATION. Each Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Maryland state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Selling Funds, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

1.10 DIVIDEND. In order for the Selling Funds to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, each Selling Fund will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS AND LIABILITIES. The value of each Selling Fund’s net assets shall be the value of all the Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all the Selling Fund’s liabilities. The value of the Selling Fund’s assets and liabilities shall be determined by using the valuation procedures adopted by the Selling Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per Acquiring Fund Share shall be computed as of the Valuation Date, using the valuation procedures adopted by the particular Selling Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued in exchange a Selling Fund’s net assets, shall be determined by dividing the value of the respective

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Selling Fund’s net assets determined in accordance with Section 2.1 by the net asset value per Acquiring Fund Share determined in accordance with Section 2.2. No fractional Acquiring Fund Shares will be issued to an Acquired Fund’s stockholders and, in lieu of such fractional shares, an Acquired Fund’s stockholder will receive cash. The aggregate net asset value of Acquiring Fund Shares received by each Selling Fund in a Reorganization will equal, as of the Valuation Date, the aggregate net asset value of the Selling Fund’s common shares held by Selling Fund Stockholders as of such time. In the event there are fractional Acquiring Fund Shares due to Selling Fund Stockholders on the Closing Date after a Selling Fund’s assets have been exchanged for Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Selling Fund Stockholders, and each such Selling Fund Stockholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Selling Fund Stockholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Selling Fund Stockholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Funds are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Funds is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5 COMPUTATIONS OF NET ASSETS. All computations of net asset value shall be made by or under the direction of ALPS Fund Services, Inc. (“ALPS”) in accordance with its regular practice as co-administrator of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Closing shall occur on May 30, 2014 or such other date as the parties may agree in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the Valuation Date. The Closing shall be held at 2344 Spruce Street, Suite A, Boulder, Colorado 80302, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Each Selling Fund shall cause Bank of New York Mellon, as custodian for the Selling Funds (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the respective Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, have been paid, or provisions for payment have

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been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

3.3 TRANSFER AGENT’S CERTIFICATE.

(a) Each Selling Fund shall cause Computershare Shareowner Services, as transfer agent for the Selling Funds, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the respective Selling Fund Stockholders, and the number, class and percentage ownership of outstanding shares owned by each such stockholder immediately prior to the Closing.

(b) The Acquiring Fund shall issue and deliver or cause Computershare Shareowner Services, its transfer agent, to issue and deliver to each Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUNDS. Each Selling Fund represents and warrants to the Acquiring Fund as follows:

(a) The Selling Fund is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b) The Selling Fund is duly authorized in accordance with the applicable provisions of the Selling Fund’s Articles of Incorporation and Bylaws, each as may be amended and/or restated from time to time.

(c) The Selling Fund is registered as a closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to stockholder approval) will not result, in the violation of any provision of the Selling Fund’s Articles of Incorporation or Bylaws, each as may be amended and/or restated from time to time, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

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(e) Except as otherwise disclosed in Schedule A hereto, the Selling Fund has no material contracts or other commitments that will be terminated with liability to the Selling Fund before the Closing Date.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Selling Fund as of its most recently completed fiscal year end have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements. The Acquiring Fund acknowledges that, for purposes of making this representation, the Selling Fund may rely on the opinions rendered by its independent registered public accounting firm in connection with the preparation of those annual financial statements.

(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and the Selling Fund has no knowledge of any material contingent liabilities of the Selling Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i) All U.S. federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted against the Selling Fund.

(j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe

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for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring Fund has received notice prior to the Closing.

(l) Other than approval by the Selling Fund Stockholders, the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund, including such determinations of the Selling Fund Board as may be required by Rule 17a-8 of the 1940 Act. Subject to approval by the Selling Fund Stockholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the joint special meeting of the Selling Funds’ Stockholders and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) For each taxable year of its operations, the Selling Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the current taxable year), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Selling Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Selling Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Selling Fund to fail to qualify as a RIC under the Code.

(p) No governmental consents, approvals, authorizations or filings are required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange

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Act of 1934, as amended (the “1934 Act”), the 1940 Act or Maryland state law, as applicable, for the execution of this Agreement by the Selling Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the filing of any documents that may be required under Maryland state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the stockholders of the Selling Fund as described in Section 5.2.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to each Selling Fund as follows:

(a) The Acquiring Fund is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b) The Acquiring Fund is duly authorized in accordance with the applicable provisions of the Acquiring Fund’s Articles of Incorporation and Bylaws, each as may be amended and/or restated from time to time.

(c) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund’s Articles of Incorporation or Bylaws, each as may be amended and/or restated from time to time, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) The financial statements of the Acquiring Fund as of its most recently completed fiscal year end have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements. The Selling Fund acknowledges that, for purposes of making this representation, the Acquiring Fund may rely on the opinions rendered

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by its independent registered public accounting firm in connection with the preparation of those annual financial statements.

(g) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and the Acquiring Fund has no knowledge of any material contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Stockholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i) The information to be furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(j) Other than approval by the Acquiring Fund Stockholders, the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including such determinations of the Acquiring Fund Board as may be required by Rule 17a-8 of the 1940 Act. Subject to approval by the Acquiring Fund stockholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the joint special meeting of the Selling Funds’ Stockholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l) The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S.

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federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(m) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the filing of any documents that may be required under Maryland state law and except for the filing of any documents that may be required under the 1933 Act, the 1934 Act and the 1940 Act and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND SELLING FUNDS

5.1 OPERATION IN ORDINARY COURSE. Subject to Section 1.10, each Selling Fund and the Acquiring Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STOCKHOLDER APPROVAL. The Selling Funds and the Acquiring Fund each will call a special meeting of its Fund stockholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. Each Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. Each Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments

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and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Selling Fund’s assets and otherwise to carry out the intent and purpose of this Agreement.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within (sixty) 60 days after the Closing Date, each Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the respective Selling Fund’s Treasurer, a statement of the earnings and profits of the Selling Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Fund will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the respective Selling Fund Stockholders (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in material compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the joint special meeting of Selling Funds’ Stockholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Funds, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the particular Selling Fund.

5.9 TAX STATUS OF REORGANIZATION. It is the intention of the parties that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Selling Funds or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of a Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Paul Hastings LLP to render the tax opinion contemplated in this Agreement.

5.10 FUND FINANCIAL STATEMENTS. The financial statements of each Selling Fund for the most recent semi-annual period concluded prior to the date hereof will be prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the Acquiring Fund) will fairly reflect the financial condition of such

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Selling Fund as of the end of such semi-annual period, and there will be no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUNDS

The obligations of the Selling Funds to consummate the transactions provided for herein shall be subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to each Selling Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2 The Acquiring Fund shall have delivered to each Selling Fund a statement of the Acquiring Fund’s assets and liabilities, together with a list of the Acquiring Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquiring Fund.

6.3 The Selling Funds shall have received on the Closing Date an opinion from Arent Fox LLP, dated as of the Closing Date, substantially in the form of Schedule B. Such opinion shall be based on customary assumptions and such representations as Arent Fox LLP may reasonably request of the Funds, and the Selling Funds and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of each Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Selling Fund’s President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 Each Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

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7.3 The Acquiring Fund shall have received on the Closing Date an opinion from Arent Fox LLP, dated as of the Closing Date, with respect to each Selling Fund, substantially in the form of Schedule C. Such opinion shall be based on customary assumptions and such representations as Arent Fox LLP may reasonably request of the Funds, and the Selling Funds and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

7.4 As of the Closing Date, the assets of the Selling Funds to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the particular Selling Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund’s Articles of Incorporation or Bylaws, or of investment restrictions disclosed in the Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to each Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Fund in accordance with applicable law and the provisions of such Fund’s Articles of Incorporation and Bylaws, each as may be amended or restated from time to time. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.1.

8.2 The Acquiring Fund shall have adopted and maintained any and all agreements necessary for the Acquiring Fund’s operation as a closed-end investment company.

8.3 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.4 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6 The Selling Funds shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the stockholders of the Selling Funds substantially all of

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the Selling Funds’ investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carryforward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date.

8.7 The Funds shall have received an opinion of Paul Hastings LLP substantially to the effect that with respect to each Reorganization for U.S. federal income tax purposes:

(a) The transfer of all of each Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the respective Selling Fund followed by the pro rata, by class, distribution by the respective Selling Fund of all the Acquiring Fund Shares to the respective Selling Fund Stockholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the particular Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Funds solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Funds, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Selling Funds, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Selling Funds.

(c) No gain or loss will be recognized by a Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Stockholders solely in exchange for such stockholders’ shares of the Selling Fund in complete liquidation of the Selling Fund, except for any gain or loss that may be required to be recognized solely as a result of the close of a Selling Fund’s taxable year due to the Reorganization and any gain attributable to the distribution of cash in lieu of fractional shares to the Selling Fund Stockholders.

(d) No gain or loss will be recognized by the Selling Fund Stockholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization, except with respect to any gain attributable to the receipt of cash by the Selling Fund Stockholders in lieu of fractional shares.

(e) The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Stockholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such stockholder, except with respect to any amounts attributable to the receipt of cash by the Selling Fund Stockholders in lieu of fractional shares. The holding period of Acquiring Fund Shares received by each Selling Fund Stockholder will include the period during which the Selling Fund shares exchanged therefor were held by

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such stockholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of each Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by each Selling Fund upon the transfer. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of a Selling Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund).

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the taxable year of any Selling Fund stockholder, (B) the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or personal holding company as defined in Section 542 of the Code, (C) any shares held as a result of or attributable to compensation for services by any person, or (2) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Paul Hastings LLP may reasonably request of the Funds, and the Selling Funds and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, none of the Acquiring Fund nor the Selling Funds may waive the conditions set forth in this Section 8.7.

8.8 The stockholders of FOFI shall have approved an amendment to such Fund’s Articles of Amendment and Restatement eliminating the right to demand the fair value of their shares upon reorganization of FOFI with and into another affiliated registered investment company.

8.9 The stockholders of BIF shall have approved the elimination of BIF’s fundamental investment policy limiting the ability to invest more than four percent (4%) of total assets in any single issuer.

ARTICLE IX

EXPENSES

9.1 Expenses incurred in connection with the Reorganizations will be paid by the Selling Funds and Acquiring Fund, allocated in proportion to each Fund’s net assets at the time such expenses are incurred. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and distribution of materials distributed to each Fund’s Board of Directors; (b) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (c) expenses incurred in connection with the printing and distribution of the Registration Statement and other Proxy Materials; (d) SEC and state securities commission filing fees; (e) legal and audit fees in connection with the Reorganizations; (f) legal

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fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes; (g) auditing fees associated with each Fund’s financial statements; (h) stock exchange fees; (i) transfer agency fees; (j) portfolio transfer taxes (if any); (k) solicitation costs of the transactions; and (l) any similar expenses incurred in connection with the Reorganizations.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Selling Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Funds and such termination may be effected by the Presidents of the Acquiring Fund and the Selling Funds in writing without further action by their Boards of Directors. In addition, either the Acquiring Fund or any Selling Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board of Directors of the Acquiring Fund or the Board of Directors of a Selling Fund that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or a Selling Fund, or their

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respective board members and officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Selling Funds as specifically authorized by their Boards of Directors; provided, however, that following the joint special meeting of the Selling Funds’ Stockholders called by the Funds pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Stockholders under this Agreement to the detriment of such stockholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW;

ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to conflict of laws.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the directors, stockholders, nominees, officers, agents, or employees of the Acquiring Fund or a Selling Fund personally, but shall bind only the property of the respective Fund, as provided in the Articles of Incorporation of the respective Fund. All persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Directors of the Acquiring Fund and the Board of Directors of each Selling Fund and signed by authorized officers of the Acquiring Fund and the Selling Funds, respectively, acting as such. Neither the authorization by such Boards of Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

17

13.6 It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Selling Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

ARTICLE XIV

NOTICES

14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Funds or to the Acquiring Fund at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Selling Fund or the Acquiring Fund shall have last designated by notice to the other party.

18

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BOULDER GROWTH & INCOME FUND, INC.

By:
Name:
Title:
ACKNOWLEDGED:

By:
Name:
Title:
BOULDER TOTAL RETURN FUND, INC.

By:
Name:
Title:
ACKNOWLEDGED:

By:
Name:
Title:

THE DENALI FUND INC.

By:
Name:
Title:
ACKNOWLEDGED:

By:
Name:
Title:

FIRST OPPORTUNITY FUND, INC.

By:
Name:
Title:
ACKNOWLEDGED:

By:
Name:
Title:

19

Schedule A

[SECTION 4(e) DISCLOSURES]

Schedule B

[FORM OF ARENT FOX LLP SECTION 6.3 OPINION]

Schedule C

[FORM OF ARENT FOX LLP SECTION 7.3 OPINION]

Exhibit B

Proxy Voting Policies and Procedures

PROXY VOTING

BACKGROUND AND DISCUSSION

A.         Advisers Obligation. Advisers who exercise proxy voting authority with respect to client securities must comply with certain requirements under Rule 206(4)-6 of the Advisers Act including adopting written policies and procedures that are (i) reasonably designed to ensure that the adviser votes proxies in the best interest of its clients and that (ii) address how the adviser resolves material conflicts of interest that may arise when voting client proxies.

B.         Regulatory Background. Rule 204(4)-6 of the Advisers Act (the “Proxy Voting Rule” or the “Rule”) imposes a variety of requirements on advisers who exercise proxy voting authority with respect to client securities.3 The Proxy Voting Rule requires such advisers to:

(i) Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes in the clients’ best interests and specifically addressing conflicts of interest that may arise between the adviser and its clients;

(ii) Disclose to clients how to obtain information about how the adviser voted their securities;

(iii) Disclose to clients how they can obtain a copy of the adviser’s proxy voting policies and procedures;

(iv) Describe in their Form ADV brochure the adviser’s proxy voting policies and procedures; and

(v) Maintain certain records relating to the adviser’s proxy voting activities.

1. Written Policies & Procedures. To ensure that advisers vote proxies in the best interest of clients, the Rule requires advisers with proxy voting authority to adopt written policies and procedures. The SEC has stated that policies and procedures should address how an adviser will vote (or factors it will consider) with respect to particular types of matters, including corporate governance issues, compensation plans (including stock options) and social issues. The SEC has also said that an adviser’s policies and procedures may not simply state that proxies will be voted in the best interest of clients.

2. Conflicts of Interest. Proxy voting policies and procedures also must address how the adviser resolves any conflicts of interest that may arise when voting client proxies. The SEC has stated that conflicts of interest may arise in a number of circumstances and will depend on the facts and circumstances in any particular situation. The SEC also has suggested a number of methods by which conflicts could be resolved, including disclosing conflicts to clients and obtaining their consent before voting.4

3 See Proxy Voting by Investment Advisers, Release No. IA-2106; File No. S7-38-02, March 10, 2003) (“Proxy Voting Release”) at http://www.sec.gov/rules/final/ia-2106.htm.

4 See Proxy Voting Release - Conflicts of Interest.

3. Disclosures. The Rule requires advisers to disclose to clients how they can obtain information about how their proxies were voted. To meet this requirement, an adviser need only disclose how the adviser voted the requesting client’s securities; the adviser need not disclose how it voted other clients’ securities. Although investment companies are required to publicly disclose how they vote on securities in their portfolios (e.g., on Form N-PX), advisers are not required to make public disclosures of proxy votes. An adviser must also provide clients with a description of its proxy voting policies and procedures and, upon request, with an actual copy of its policies and procedures. The description should be a concise summary of an adviser’s proxy voting process. The description should indicate that a copy of the adviser’s policies and procedures is available upon request. Certain of these disclosure requirements are addressed in Item 17 of Form ADV Part 2A. Specifically, an adviser with proxy voting authority must include a brief description of the following: (1) the adviser’s voting policies and procedures, (2) whether (and if so how) a client can direct the adviser to vote in a particular solicitation, (3) how the adviser addresses conflicts of interests, and (4) how clients can obtain information about how an adviser voted the client’s securities and a copy of the adviser’s voting policies and procedures. Advisers who do not have proxy voting authority also must make certain specified disclosures in their Form ADV brochure.

4. Books & Records. The Rule requires advisers to maintain additional books and records relating to proxy voting including, generally, (1) a copy of the adviser’s proxy voting policies and procedures; (2) a copy of each proxy statement received by the adviser; (3) a record of each vote cast by the adviser; (4) all documents created by the adviser that were material to a decision to vote a proxy or that memorialize the basis for a voting decision; and (5) copies of written client requests for proxy voting information and any written responses. An adviser need not retain proxy voting statements that are available through EDGAR, or proxy statements or voting records that are maintained by third parties who agree to provide the information to the adviser promptly on request.

5. Proxy Voting on ERISA Accounts. Proxy voting responsibility on an ERISA account is a fiduciary function subject to ERISA’s general fiduciary rules. Generally, responsibility for proxy voting resides with the plan trustee except to the extent that a named fiduciary has reserved the responsibility for itself or has retained an adviser to manage the investments, including handling proxy voting with respect to the investments. Where an adviser has been retained, proxy voting responsibility rests with the adviser unless the operative documents expressly reserve or allocate the responsibility to another party. Under Department of Labor guidance, a fiduciary may properly consider only those factors that may affect the value of plan investments and may not subordinate the best economic interests of plan participants and their beneficiaries to unrelated objectives in voting proxies.5

5 DOL Interpretive Bulletin 1994-02, July 29, 1994.

POLICY AND PROCEDURE

1.

Policy.     To the extent the Advisers exercise voting authority with respect to client securities, the Advisers will vote proxies in accordance with the best economic interest of their clients, as determined by the Advisers in good faith after appropriate review.

2.	Responsibility and Oversight.
a.

The Advisers will appoint a Proxy Administrator to be responsible for intake, monitoring, voting, recording and recordkeeping with respect to proxy statements relating to Fund portfolio securities. To the extent the Adviser has accepted responsibility and exercises proxy voting authority with respect to private client portfolio securities, the responsible investment adviser representative will intake, monitor, vote, record and keep records with respect to such proxies.

b.	The Proxy Administrator will be authorized to delegate elements of responsibility under this Policy.
c.	The CCO, ACO, and CCO Delegate will be responsible for oversight and monitoring of this Policy.
3.	Procedure.
a.

The Advisers have adopted a separate set of policies and procedures relating to their investment company clients (i.e., “the Funds”) (the “Fund Proxy Voting Policy”). The Fund Proxy Voting Policy is incorporated herein by reference.

b.

The Advisers have developed and adopted a set of proxy voting guidelines to address how the Advisers will vote (or factors they will consider) with respect to particular matters, including corporate governance issues, compensation plans (including stock options) and social issues (the “Voting Guidelines”).

c.	Voting Procedures.
i.	The Proxy Administrator will be responsible for voting all proxies relating to securities held by the Funds.
ii.

In the case of private clients with respect to which an Adviser has accepted responsibility and exercises proxy voting authority, the respective investment adviser representative (“Representative”) will be responsible for voting such proxies.

iii.

The Advisers will vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on the Advisers’ voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

iv.

The Advisers will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

v.	The Adviser will use the Voting Guidelines as guiding principles when voting proxies relating to client securities.
vi.

To the extent that proxy issues arise that are not contemplated by the Voting Guidelines, the person responsible for voting (e.g., Proxy Administrator or Representative) will consult with the portfolio manager responsible for the issuer and, if appropriate, the CCO or counsel, to determine how to vote the proxy and will record a brief summary of the rationale behind the decision. Similarly, if the Adviser votes a proxy contrary to the principles set forth in the Voting Guidelines, the person responsible for voting will record a summary of the rationale behind the decision, including the identities of the persons consulted on the matter.

d.	Conflicts of Interest.
i.

The Advisers will identify any conflicts that exist between the interests of the Advisers and their clients by reviewing the relationship of the Advisers with the issuer of each security to determine if the Advisers or any of their employees have any financial, business or personal relationship with the issuer.

ii.

If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

iii.	The Advisers will maintain a record of the voting resolution of any conflict of interest.
e.	Recordkeeping. Subject to the Fund Proxy Voting Policy, the CCO shall cause the Advisers to retain the following proxy records in accordance with the Books & Records Policy:
i.	These policies and procedures and any amendments;
ii.	Each proxy statement that the Advisers receive that is not accessible on EDGAR;
iii.	A record of each vote that the Advisers cast;
iv.	Any document the Advisers create that was material to making a decision as to how to vote proxies, or that memorializes that decision;
v.	A copy of each written request from a client for information on how the Advisers voted such client’s proxies, and a copy of any written response.
4.	Monitoring, Testing and Reporting
a.

Intake of Proxy Materials. The Advisers will establish a protocol and electronic recordkeeping system for the intake of proxy voting materials received by the Advisers (the “Proxy Monitoring System”). For each proxy received (each a “Proxy Case”), the Proxy Monitoring System will record, among other things, the issuer, the applicable client, number of shares held by the applicable client, meeting date and voting deadline date (if different from the meeting date). The Proxy Monitoring System will also allow for uploading initial and as-voted proxy cards and email confirmations, as well as proxy materials and other documentation used or referred to when voting the proxy that are not otherwise available on EDGAR. The Proxy Administrator will oversee the compilation of proxy voting records in preparation of Form N-PX.

b.

Alerts. For each Proxy Case, the Proxy Voting System will automatically send alerts to the Proxy Administrator and his or her assistant in advance of the voting deadline to prompt the administrator to vote the Proxy Case, with such alerts continuing daily until the administrator has voted the Proxy Case. When available, proxy vote confirmation emails will be uploaded to the respective Proxy Case.

c.

Monitoring. The CCO or CCO Delegate will periodically and independently select a sample of client holdings and (i) reconcile the holdings with the respective Proxy Cases to detect the occurrence of data entry mistakes and/or missed proxy votes, (ii) compare the voting indicated on Form N-PX with the Voting Guidelines to confirm that the Advisers have followed the Voting Guidelines when voting proxies, and (iii) review any non-routine Proxy Cases not covered by the Voting Guidelines to confirm that proper steps were taken and documentation prepared when voting such non-routine matters.

d.

Reporting. The CCO will promptly report material proxy voting errors to the Management Committee. In the case of proxy voting errors affecting the Funds, the CCO will report such errors to the affected Fund’s board in the CCO’s next quarterly report to the Funds’ Boards.

Adopted: February 6, 2014

Exhibit C

Forms of New Advisory Agreements

Form of Agreement between

Boulder Growth & Income Fund, Inc. and Stewart Investment Advisers

INVESTMENT ADVISORY AGREEMENT

                THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of the              day of                     , 2015, by and among STEWART INVESTMENT ADVISERS, a Barbados international business company (the “Adviser”) and BOULDER GROWTH & INCOME FUND, INC., a Maryland corporation (the “Fund”).

1. Investment Description; Appointment. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund (the “Board”). The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Services as Investment Adviser. Subject to the supervision and direction of the Board, the Adviser will (a) act in accordance with the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940, as the same may be from time to time amended, (b) manage the Fund’s portfolio on a discretionary basis in accordance with its investment objectives and policies, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund, (d) place purchase and sale orders on behalf of the Fund, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund’s assets to be invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents), (g) determine the portion of the Fund’s assets to be leveraged, from time to time, and the form that such leverage will take, and (h) monitor and evaluate the services provided by the Fund’s investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing these services, the Adviser will provide investment research and supervision of the Fund’s portfolio and, if appropriate, sale and reinvestment of the Fund’s assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

3. Co-Advisor to the Fund. Subject to the approval of the Board and where required, the Fund’s stockholders, the Fund will engage an investment co-adviser, Rocky Mountain Advisers, L.L.C., an Alaska limited liability company and registered investment adviser under the Investment Advisers Act of 1940, in respect of all or a portion of the Fund’s assets (the “Co-Adviser”). The Adviser and the Co-Adviser will be jointly responsible for providing the services described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraphs 5 and 6 below (Brokerage and Information Provided to Fund, respectively) with respect to the Fund’s assets, although the Co-Adviser will have primary responsibility for all record-keeping and day-to-day business activities relating to the investment operations of the Fund. In the event that the Co-Adviser’s engagement is terminated, the Adviser shall be responsible for furnishing the Fund with the services theretofore performed by such Co-Adviser under the applicable investment advisory agreement or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

4. Engagement of Sub-Advisers to the Fund. Subject to the approval of the Board and where required, the Fund’s stockholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of all or a portion of the Fund’s assets (the “Sub-Advised Portion”) and may delegate to such investment sub-adviser(s) all or a portion of the responsibilities described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraph 6 below (Information Provided to Fund) with respect to the Sub-Advised Portion. In the event that an investment sub-adviser’s engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

5. Brokerage. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or any affiliate exercises investment discretion.

6. Information Provided to the Fund. The Adviser will use its best efforts to keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

7. Standard of Care. The Adviser shall exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“Disabling Conduct”). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from Disabling Conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) the vote of a majority of the Directors of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party Directors”), or (b) independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

8. Compensation. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser the Advisory Fee (as defined in the Fee Schedule) such amount to be paid monthly, in the amount set forth in the fee schedule attached hereto as Exhibit A (the “Fee Schedule”). The Advisory Fee shall be the aggregate and entirety of all advisory fees to be paid by the Fund and will be divided between the Adviser and the Co-Adviser as set forth in the Fee Schedule, which fee allocation may be adjusted from time to time in the discretion of the Board so long as the aggregate advisory fee does not exceed the Advisory Fee. The fee payable to Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

9. Expenses. Except as indicated below, the Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to the Co-Adviser and to any investment sub-adviser engaged pursuant to Paragraphs 3 or 4 of this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or the employees of Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

10. Services to other Companies or Accounts. The Fund understands that the Adviser now acts, or may act in the future as an investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other registered or unregistered investment companies, and the Fund has no objection to the Adviser so acting. The Fund understands that the persons employed by Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

11. Term of Agreement. This Agreement shall become effective as of             , 2015 (the “Effective Date”) and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not “interested persons” of the Fund (as defined in the 1940 Act) and a majority of the full Board or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by a party hereto, by the Board or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the respective party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

12. No Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940 Act). It may be amended by mutual agreement, in writing, by the parties hereto.

13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto.

14. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

ADVISER:

STEWART INVESTMENT ADVISERS, a Barbados international business company

By:
Glade L. Christensen
Its:	President

FUND:

BOULDER GROWTH & INCOME FUND, INC., a Maryland corporation

By:
Stephen C. Miller
Its:	President

Exhibit A

FEE SCHEDULE

The Fund shall pay the Adviser and Co-Adviser after the end of each calendar month an aggregate fee for the previous month (the “Advisory Fee”) at an annual rate of 1.00% on average monthly net assets plus leverage.

For purposes of calculating the Advisory Fee, the Fund’s average monthly net assets will be deemed to be the average monthly value of the Fund’s total assets minus the sum of the Fund’s liabilities (excluding leverage borrowings such as bank or institutional borrowings, preferred stock, bonds, debentures, etc.) and accrued dividends.

Fee Allocation Between Adviser and Co-Adviser

The Advisory Fee shall be allocated among Rocky Mountain Advisers and Stewart Investment Advisers in the proportion of 75% and 25% respectively. Such allocation may be adjusted from time to time by Board action alone so long as the Advisory Fee is not increased.

Form of Agreement between

Boulder Growth & Income Fund, Inc. and Rocky Mountain Advisers, L.L.C.

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of the              day of                     , 2015, by and among ROCKY MOUNTAIN ADVISERS, L.L.C., an Alaska limited liability company (the “Adviser”) and BOULDER GROWTH & INCOME FUND, INC., a Maryland corporation (the “Fund”).

1. Investment Description; Appointment. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund (the “Board”). The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Services as Investment Adviser. Subject to the supervision and direction of the Board, the Adviser will (a) act in accordance with the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940, as the same may be from time to time amended, (b) manage the Fund’s portfolio on a discretionary basis in accordance with its investment objectives and policies, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund, (d) place purchase and sale orders on behalf of the Fund, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund’s assets to be invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents), (g) determine the portion of the Fund’s assets to be leveraged, from time to time, and the form that such leverage will take, and (h) monitor and evaluate the services provided by the Fund’s investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing these services, the Adviser will provide investment research and supervision of the Fund’s portfolio and, if appropriate, sale and reinvestment of the Fund’s assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

3. Co-Advisor to the Fund. Subject to the approval of the Board and where required, the Fund’s stockholders, the Fund will engage an investment co-adviser, Stewart Investment Advisers, a Barbados international business company and registered investment adviser under the Investment Advisers Act of 1940, in respect of all or a portion of the Fund’s assets (the “Co-Adviser”). The Adviser and the Co-Adviser will be jointly responsible for providing the services described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraphs 5 and 6 below (Brokerage and Information Provided to Fund, respectively) with respect to the Fund’s assets, although the Adviser will have primary responsibility for all record-keeping and day-to-day business activities relating to the investment operations of the Fund. In the event that the Co-Adviser’s engagement is terminated, the Adviser shall be responsible for furnishing the Fund with the services theretofore performed by such Co-Adviser under the applicable investment advisory agreement or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

4. Engagement of Sub-Advisers to the Fund. Subject to the approval of the Board and where required, the Fund’s stockholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of all or a portion of the Fund’s assets (the “Sub-Advised Portion”) and may delegate to such investment sub-adviser(s) all or a portion of the responsibilities described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraph 6 below (Information Provided to Fund) with respect to the Sub-Advised Portion. In the event that an investment sub-adviser’s engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

5. Brokerage. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or any affiliate exercises investment discretion.

6. Information Provided to the Fund. The Adviser will use its best efforts to keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

7. Standard of Care. The Adviser shall exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“Disabling Conduct”). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from Disabling Conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) the vote of a majority of the Directors of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party Directors”), or (b) independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

8. Compensation. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser the Advisory Fee (as defined in the Fee Schedule) such amount to be paid monthly, in the amount set forth in the fee schedule attached hereto as Exhibit A (the “Fee Schedule”). The Advisory Fee shall be the aggregate and entirety of all advisory fees to be paid by the Fund and will be divided between the Adviser and the Co-Adviser as set forth in the Fee Schedule, which fee allocation may be adjusted from time to time in the discretion of the Board so long as the aggregate advisory fee does not exceed the Advisory Fee. The fee payable to Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

9. Expenses. Except as indicated below, the Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to the Co-Adviser and to any investment sub-adviser engaged pursuant to Paragraphs 3 or 4 of this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or the employees of Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

10. Services to other Companies or Accounts. The Fund understands that the Adviser now acts, or may act in the future as an investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other registered or unregistered investment companies, and the Fund has no objection to the Adviser so acting. The Fund understands that the persons employed by Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

11. Term of Agreement. This Agreement shall become effective as of                     , 2015 (the “Effective Date”) and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not “interested persons” of the Fund (as defined in the 1940 Act) and a majority of the full Board or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by a party hereto, by the Board or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the respective party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

12. No Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940 Act). It may be amended by mutual agreement, in writing, by the parties hereto.

13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto.

14. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

ADVISER:

ROCKY MOUNTAIN ADVISERS, LLC, an Alaska limited liability company

By:
Nicole L. Murphey
Its:	Vice President

FUND:

BOULDER GROWTH & INCOME FUND, INC., a Maryland corporation

By:
Stephen C. Miller
Its:	President

Exhibit A

FEE SCHEDULE

The Fund shall pay the Adviser and Co-Adviser after the end of each calendar month an aggregate fee for the previous month (the “Advisory Fee”) at an annual rate of 1.00% on average monthly net assets plus leverage.

For purposes of calculating the Advisory Fee, the Fund’s average monthly net assets will be deemed to be the average monthly value of the Fund’s total assets minus the sum of the Fund’s liabilities (excluding leverage borrowings such as bank or institutional borrowings, preferred stock, bonds, debentures, etc.) and accrued dividends.

Fee Allocation Between Adviser and Co-Adviser

The Advisory Fee shall be allocated among Rocky Mountain Advisers and Stewart Investment Advisers in the proportion of 75% and 25% respectively. Such allocation may be adjusted from time to time by Board action alone so long as the Advisory Fee is not increased.

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

BOULDER TOTAL RETURN FUND, INC. (“BTF”)

THE DENALI FUND INC. (“DNY”)

FIRST OPPORTUNITY FUND, INC. (“FOFI”)

(EACH, AN “ACQUIRED FUND” AND COLLECTIVELY, THE “ACQUIRED FUNDS”)

AND

BOULDER GROWTH & INCOME FUND, INC. (“BIF”)

(THE “ACQUIRING FUND” AND, TOGETHER WITH THE ACQUIRED FUNDS, THE

“FUNDS” AND EACH, A “FUND”)

Dated October 15, 2014

This Statement of Additional Information is available to the stockholders of the Acquired Funds and the Acquiring Fund in connection with the proposed reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) the cumulative effect of which is that the Acquired Funds will merge with and into the Acquiring Fund. It is anticipated that following completion of the Reorganizations, each Acquired Fund will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”). In each Reorganization, the assets of each Acquired Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.01 per share (“Acquiring Fund Shares”), and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities. The aggregate net asset value (“NAV”) (not the market value) of Acquiring Fund Shares received by the stockholders of the Acquired Fund in each Reorganization will equal the aggregate NAV (not the market value) of the common shares of such Acquired Fund held by such stockholders as of the valuation date set forth in the Agreement and Plan of Reorganization by and among the Funds (the “Agreement”), which is expected to be immediately prior to the Reorganizations. A copy of a form of the Agreement is attached as Appendix A to the Funds’ Joint Proxy Statement/Prospectus dated October 15, 2014. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus relating to the proposed Reorganizations. A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling 303-444-5483, by writing to the Funds at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 or from the Funds’ joint website at www.boulderfunds.net. Certain other information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this Statement of Additional Information. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).

INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND

The Acquiring Fund’s investment objective is total return. The Acquiring Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Acquiring Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts (“REITs”) and registered investment companies. The Acquiring Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Acquiring Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Acquiring Fund has no restrictions on its ability to invest in foreign securities. No assurance can be given that the Acquiring Fund will achieve its investment objective.

The Acquiring Fund is a “non-diversified” investment company, as defined in the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than “diversified” investment companies. Under the 1940 Act, a “diversified company” may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer; and any investment company other than a “diversified company” is a “non-diversified company”. However, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), (i) not more than 25% of the Acquiring Fund’s total assets may be invested in securities of any one issuer (other than U.S. government securities and regulated investment companies or “RICs”) or of any two or more issuers controlled by the Acquiring Fund which may be deemed to be engaged in the same, similar or related trades or businesses, and (i) with respect to 50% of the total value of the Acquiring Fund’s portfolio, (a) the Acquiring Fund must limit to 5% the portion of its asset invested in the securities of a single issuer (other than U.S. government securities and RICs), and (b) the Acquiring Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Acquiring Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a “non-diversified” fund. As a result, the Acquiring Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Acquiring Fund’s NAV, reflecting fluctuation in the value of large holdings.

Under normal market conditions, the Acquiring Fund intends to invest at least 80% of its total assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies. The Acquiring Fund’s investments in common stocks may include, but is not limited to, registered investment companies, REITs, and other dividend-paying common stocks. The portion of the Acquiring Fund’s assets that are not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities. The term “fixed income securities” includes, but is not limited to, corporate bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Under normal circumstances, the Acquiring Fund will have 20% or less of its total assets in cash or cash equivalents. The Acquiring Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of, but are not limited to, short-term (less than twelve months to maturity) U.S. government securities, certificates of deposit and other bank obligations, investment grade corporate bonds other debt instruments and repurchase agreements. When the Acquiring Fund takes temporary defensive positions it may have difficulty achieving its investment objective.

FUNDAMENTAL INVESTMENT POLICIES OF THE ACQUIRING FUND

The Acquiring Fund is also currently subject to the following fundamental policies, which may only be changed with stockholder approval. Note that certain of the Proposals presented in the accompanying Joint Proxy Statement/Prospectus, if approved by stockholders of the Acquiring Fund, would result in changes to the following list. Currently, the Acquiring Fund may not:

1.	Issue any senior securities except as permitted under the 1940 Act.

2.

Invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

3.

Participate on a joint or a joint and several basis in any trading account in securities, except that the Acquiring Fund may, to the extent permitted by rules, regulations or orders of the Securities and Exchange Commission (the “SEC”), combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs.

5.

Purchase or sell real estate, except that the Acquiring Fund may purchase or sell interests in REITs and securities secured by real estate or interests therein issued by companies owning real estate or interest therein.

6.	Purchase or sell commodities or commodity contracts.

7.	Make loans other than through the purchase of debt securities in private placements and the loaning of portfolio securities.

8.	Borrow money in an amount exceeding the maximum permitted under the 1940 Act.

9.

Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933, as amended (the “Securities Act”).

10.	Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.

11.

Purchase or retain the securities of any issuer, if, to the Acquiring Fund’s knowledge, those officers and directors of the Acquiring Fund or its investment advisers who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

12.	Pledge, mortgage or hypothecate its assets except in connection with permitted borrowing and to the extent related to transactions in which the Acquiring Fund is authorized to engage.

13.	Invest more than 4% of its total assets (including leverage) in any single issuer at the time of purchase.

For purposes of the restriction in paragraph 6 above, all swap agreements and other derivative investments that were not classified as commodities or commodity contracts prior to the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act are not deemed to be commodities or commodity contracts.

For purposes of the restriction in paragraph 13 above, the Acquiring Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets were exempt from this limitation. If Proposals 1 – 6 are approved by stockholders, it is expected that this fundamental policy will be eliminated.

Except for the Acquiring Fund’s investment objective and fundamental investment restrictions as described herein and in the Joint Proxy Statement/Prospectus, the percentage limitations and investment policies set forth in this Statement of Additional Information can be changed by the Board (as defined below) without stockholder approval. Limitations on investments expressed in percentages are measured and are applicable only at the time of investment. They are not measured or applied on an ongoing basis. There is no requirement for the Acquiring Fund to sell or change its portfolio investments resulting from changes in valuations to such investments.

DIRECTORS AND OFFICERS OF THE FUNDS

The business and affairs of the Funds are managed under the direction of the respective board of directors (each a “Board” and, collectively, the “Boards”). Accordingly, each Board is responsible for the overall management of the respective Fund, including supervision of the duties performed by SIA, BIA and RMA (referred to herein as the “Advisers”). Set forth in the table below is certain information regarding the directors of each Fund (each a “Director” and, collectively, the “Directors”).

Independent Directors(1)

Name, Age and Address(2)	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director in the Last 5 Years
Dr. Dean L. Jacobson Age: 75	Class I Director of BIF, BTF and FOFI; Class III Director of DNY.	BIF, BTF and FOFI terms expire 2016; DNY term expires 2014. BIF Director since 2006; BTF Director since 2004; DNY Director since 2007; and FOFI Director since 2003.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	None.
Richard I. Barr Age: 77	Lead Independent Director of BIF, BTF, DNY and FOFI; Class III Director of BIF, BTF, and FOFI; Class II Director of DNY.	BIF, BTF and FOFI terms expire 2015; DNY term expires 2016. BIF Director since 2002 and Lead Independent Director (since 2013); BTF Director since 1999 and Lead Independent Director (since 2013); DNY Director since 2007 and Lead Independent Director (since 2013); and FOFI Director since 2001 and Lead Independent Director (since 2013).	Retired (since 2001); various executive positions (1963 to 2001), including with Advantage Sales and Marketing, Inc. (food brokerage) and CBS Marketing (1963-1996).	4	None.

Steven K. Norgaard Age: 49	Class III Director of BIF and BTF; Class I Director of FOFI; Class II Director of DNY.	BIF and BTF terms expire 2015; FOFI and DNY terms expire 2016. Director of BIF, BTF, DNY, and FOFI since 2011.	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm); Director (since 2007) ATG Trust Company (independent trust company).	4	None.

Interested Directors(1)

Name, Age and Address(2)	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director in the Last 5 Years
Joel W. Looney(4) Age: 52	Chairman of the Board of BIF, BTF, DNY and FOFI; Class II Director of BIF, BTF and FOFI; Class I Director of DNY.	BIF, BTF and FOFI terms expire 2014; DNY term expires 2015. BIF Director since 2002; BTF Director since 2001; DNY Director since 2007; and FOFI Director since 2003.	Assistant Investment Officer (since October 2013), Rocky Mountain Advisers, LLC (investment adviser); Assistant Investment Officer (since October 2013), Boulder Investment Advisers, LLC (investment adviser); Partner (1999 to 2013), Financial Management Group, LLC (investment adviser); Registered Representative (2007 to 2013), VSR Financial Services, Inc. (investment adviser).	4	None.

Susan L. Ciciora(5) Age: 49	Class III Director of DNY and FOFI.	FOFI term expires 2015; DNY term expires 2014. DNY Director since 2007; and FOFI Director since 2003.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation); Director (2006-2011), BIF; Director (2001-2011), BTF.	2	None.
John S. Horejsi(5) Age: 46	Class I Director of BIF and BTF	BIF and BTF terms expire 2016. BIF Director since 2004; and BTF Director since 2006.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (2007-2011), DNY; Director (2006-2011), FOFI.	2	None.

(1) Directors who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”

(2) Unless otherwise specified, the Directors’ respective addresses are 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

(3) The Fund Complex includes BIF, BTF, DNY and FOFI.

(4) Mr. Looney is considered an “interested person” by virtue of his being an assistant investment officer for RMA and BIA and an employee of FAS.

(5) Ms. Ciciora and Mr. Horejsi are siblings and are each considered an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA, SIA, RMA and FAS.

Information about the Directors’ Qualifications, Experience, Attributes and Skills

Each Board believes that each of the Directors have the qualifications, experience, attributes and skills appropriate to their continued service as Directors of the Funds in light of their business and structure. Each Director has substantial business and professional background and/or board experience that indicate their ability to critically review, evaluate and respond appropriately to information provided to them. Certain of these business and professional experiences are set forth in detail in the narratives below. In addition, with the exception of Mr. Norgaard, each Director has served on the Board of each Fund for a number of years. They therefore have substantial board experience and, in their service to the Funds, have gained substantial insight as to the operation of investment companies generally and the Funds in particular. Each Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.

Set forth below is a brief discussion of the particular qualifications, experience, attributes or skills that led each Board to conclude that each person identified below should serve as a Director. The information provided below, and in the chart above, is not all-inclusive. Many of the Directors’ attributes involve intangible elements, such as intelligence, work and investment ethic, diversity in terms of background or experiences, an appreciation of and commitment to the long-term investment approach of each Fund, and the ability to work together collaboratively, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems or to develop solutions. In conducting its annual self-assessment, each Board has determined that the Directors have the appropriate qualifications, experience, attributes and skills to continue to serve effectively as Directors of each Fund.

The Directors’ respective addresses are 2344 Spruce Street, Suite A, Boulder, Colorado 80302. John S. Horejsi and Ms. Ciciora are each considered “interested persons” because of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA, RMA, SIA and FAS. Mr. Looney is considered an “interested person” by virtue of his being an assistant investment officer for RMA and BIA and an employee of FAS. The following sets forth the backgrounds and business experience of the Directors:

Richard I. Barr, Lead Independent Director of BIF, BTF, DNY and FOFI. Mr. Barr joined the BIF Board in 2002, the BTF Board in 1999, the DNY Board in 2007, and the FOFI Board in 2001. Mr. Barr served as the Chairman of the Board for BTF until 2013. Mr. Barr served as president and director of Advantage Sales and Marketing (1996 to 2001), president and CEO of CBS Marketing (1963 to 1996), member of the board of directors (and National Chairman) for the Association of Sales and Marketing Companies (formerly the National Food Brokers Association), president of the Arizona Food Brokers Association, and advisory board member for various food manufacturers, including H.J. Heinz, ConAgra, Kraft Foods, and M&M Mars. In addition to these professional positions and experience, Mr. Barr has served in a number of leadership roles with various charitable or other non-profit organizations, including as member of the board of directors of Valley Big Brothers/Big Sisters, member of the board of advisers for University of Kansas Business School, and member of the board of directors for St. Mary’s Food Bank. Mr. Barr holds a B.S. from the University of Kansas.

Based upon the foregoing, each Board selected Mr. Barr to serve as a Director of the Fund because of his diverse business background, his management and executive experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund.

Dr. Dean Jacobson, Director of BIF, BTF, DNY and FOFI. Dr. Jacobson joined the BIF Board in 2006, the BTF Board in 2004, the DNY Board in 2007, and the FOFI Board in 2003. Since 1985, Dr. Jacobson has been president and CEO of Forensic Engineering, Inc., a consulting engineering firm providing scientific and technical expertise in a number of areas where discovery related to property damage and/or personal injury is necessary (e.g., accident reconstruction, failure and design analysis of products, animation and simulation of fires, explosions and mechanical system functions). He sits on the boards of directors of Southwest Mobile Storage Inc. (1995 to Present) and Arizona State University Sun Angel Foundation (past chairman) (1995 to Present). Dr. Jacobson previously sat on the board of directors of Arizona State University Foundation (1999 to 2009). He is a Professor Emeritus at Arizona State University (“ASU”) and held a number of faculty and advisory positions at ASU between 1971 and 1997, including director of the Science and Engineering of Materials Ph.D. program and tenured professor of Engineering, and he has also served as a professor and/or research assistant at the University of California at Los Angeles (“UCLA”) (1964 to 1969) and the University of Notre Dame (“Notre Dame”) (1957 to 1963). Dr. Jacobson is a renowned expert in business engineering processes and has published over 130 scholarly and peer-reviewed research articles in numerous academic, research and business journals and publications. He holds two patents and a number of professional and business designations. He holds a B.S. and an M.S. from Notre Dame, and a Ph.D. from UCLA.

Based upon the foregoing, each Board selected Dr. Jacobson to serve as a Director of the Fund because of his academic qualifications, his critical thinking skills, analytical skills, executive and business experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund.

Steven K. Norgaard, Director of BIF, BTF, DNY and FOFI. Mr. Norgaard joined each Fund’s Board in 2011. He is currently an attorney with a law firm, Steven K. Norgaard, P.C. (since 1994), where he represents a broad range of individual and corporate clients in transactional, taxation and investment related matters. Prior to starting his own law firm, Mr. Norgaard practiced at McDermott, Will & Emery’s Chicago office in the transactional and taxation departments (1990 to 1994). He has served on a number of boards and is currently a director of ATG Trust Company (since 2007), an independent trust company, where he serves on its audit and trust/investment committees. Mr. Norgaard is currently a member of the American Bar Association (Real Property and Probate Section), Illinois State Bar Association (Real Estate and Trusts and Estates Sections) and the Dupage County Bar Association (past chairman of the Estate Planning Committee). He is a frequent speaker at Chicago area conferences and seminars. He holds a B.S. from University of Illinois, Urbana-Champaign and a J.D. from the University of Chicago Law School.

Based upon the foregoing, each Board selected Mr. Norgaard to serve as a Director of the Fund because of his experience advising a diverse range of business enterprises, financial experience, analytical skills, his critical thinking skills and legal acumen. In addition, Mr. Norgaard’s experience as a member of the audit committee of an independent trust company qualifies him as a Director and, in particular, as chairman of the audit committee of each Fund and as a “financial expert” (as defined under the SEC’s Regulation S-K, Item 407(d)).

Joel W. Looney, Director and Chairman of the Board of BIF, BTF, DNY and FOFI. Mr. Looney joined the BIF Board in 2002, the BTF Board in 2001, the DNY Board in 2007, and the FOFI Board in 2003. Mr. Looney has served as a portfolio manager of BIF, BTF, DNY and FOFI since October 2013. Since such time Mr. Looney has also served as an assistant investment officer and portfolio manager for RMA and BIA. In these roles Mr. Looney is responsible for the day-to-day portfolio management of the Funds. He also manages a number of private clients. Prior to joining RMA and BIA, Mr. Looney was a registered representative with VSR Financial Services, Inc. of Overland Park, Kansas, an investment management firm (2007 to 2013). From 1999 to 2013, he was a principal and partner with Financial Management Group, LLC, an investment management firm in Salina, Kansas (“FMG”). Prior to his position with FMG, Mr. Looney was vice president and CFO for Bethany College in Lindsborg, Kansas (1995 to 1999) and also served as vice president and CFO for St. John’s Military School in Salina, Kansas (1986 to 1995). From the late 1980s until January 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred B. Horejsi Trust, one of the Horejsi Affiliates. Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University. Mr. Looney is a CFP charterholder and also holds FINRA-approved Series 7, Series 63 Uniform State Law and Series 65 Uniform Investment Adviser Law certifications.

Based upon the foregoing, each Board selected Mr. Looney to serve as a Director of the Fund because of his financial, accounting and investment knowledge and experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund.

Susan L. Ciciora, Director of DNY and FOFI. Ms. Ciciora joined the DNY Board in 2007 and the FOFI Board in 2003. She sat on the BIF Board from 2006 to 2011 and the BTF Board from 2001 to 2011. She is one of three trustees of the Lola Brown Trust No. 1B (the “Lola Trust”) since 1994 and the Ernest Horejsi Trust No. 1B (the “Ernest Trust”) since 1992. Ms. Ciciora has other business experience, including various executive positions with her family’s welding supply company and a family-owned custom home construction company. She also has served as a director of the Horejsi Charitable Foundation, Inc. (the “Foundation”) since 1997. She holds a B.S. from the University of Kansas. Ms. Ciciora is Stewart Horejsi’s daughter and John S. Horejsi’s sister. She is a trustee and beneficiary of the Lola Trust, the Ernest Trust and other trusts affiliated with the Horejsi family (the “Horejsi Trusts”), and is indirectly one of DNY and FOFI’s largest stockholders. Accordingly, Ms. Ciciora has a vested interest in ensuring that the investment ideals of DNY and FOFI are, and continue to be, followed.

Based upon the foregoing, the DNY Board and FOFI Board selected Ms. Ciciora to serve as a Director of DNY and FOFI, respectively, because of her business, financial, and investment experience, and because of her substantial closed-end investment company experience, during which she has dealt skillfully with a broad range of complex issues with respect to DNY and FOFI, respectively.

John S. Horejsi, Director of BIF and BTF. Mr. Horejsi joined the BIF Board in 2004 and the BTF Board in 2006. He sat on the DNY Board from 2007 to 2011 and the FOFI Board from 2006 to 2011. He has been involved in a number of business ventures, including as manager of a record label and music production company, various positions with his family’s welding supply business and as part owner and driver for an automobile racing team. Mr. Horejsi also has board experience outside of the Funds as a director of the Foundation (since 1997). Mr. Horejsi previously held a commercial real estate license in California. Mr. Horejsi holds a B.S. from the University of Kansas. Mr. Horejsi is Stewart Horejsi’s son and Susan Ciciora’s brother. He is a beneficiary of certain Horejsi Trusts, and is indirectly one of BIF and BTF’s largest stockholders. Accordingly, Mr. Horejsi has a vested interest in making sure the investment ideals of BIF and BTF are, and continue to be, followed.

Based upon the foregoing, the BIF Board and BTF Board selected Mr. Horejsi to serve as a Director of BIF and BTF, respectively, because of his executive, business, financial, and investment experience, and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to BIF and BTF, respectively.

Officers

The names of the executive officers of each Fund are listed below. Each officer was elected to office by each Board at a meeting held on February 7, 2014. Officers are elected annually and each officer will hold such office until a successor has been elected by the applicable Board. Unless otherwise specified, the officers’ respective addresses are c/o Fund Administrative Services, LLC, 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Stephen C. Miller, President. Age: 62. Mr. Miller serves as President of BIF (since 2002), BTF (since 1999), DNY (since 2007), and FOFI (since 2003). He served as chief compliance officer to BIF, BTF and FOFI from 2004 to 2007. He is also president of and general counsel to BIA (since 1999); president and general counsel to RMA (since 2008); manager of FAS (since 1999); and vice president of SIA (since 1999). Mr. Miller also serves as the chief compliance officer for each of the Advisers (since 2012). Mr. Miller was a director of BIF from 2002 to 2004, a director of BTF from 1999 to 2004; and director and chairman of FOFI from 2003 to 2004. Mr. Miller practiced law in the Denver office of Kirkland & Ellis from 1987 to 1992 and started a private practice in Boulder, Colorado in 1992. Mr. Miller became in-house counsel to the Horejsi Affiliates in 1998 and has served in a number of executive management capacities for the Horejsi Affiliates. Mr. Miller maintains his law firm, Stephen C. Miller, P.C., and “of counsel” status with the law firm of Krassa & Miller, LLC. Mr. Miller holds a B.S. from the University of Georgia and a J.D. from the University of Denver, Sturm College of Law.

Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer. Age: 37. Ms. Murphey serves as each Fund’s chief financial officer (since 2011), chief accounting officer (since 2011), treasurer (since 2011), vice president (since 2008) and assistant secretary (for BIF, BTF and FOFI since 2003, for DNY since 2007). She is also vice president and treasurer of BIA (since 2011); vice president and treasurer of RMA (since 2011); and assistant manager of FAS (since 2011). Ms. Murphey holds a B.A. from the University of Colorado.

Lucas D. Foss, Chief Compliance Officer. Age: 36. Mr. Foss serves as each Fund’s chief compliance officer (since 2012). Mr. Foss is Vice President and Deputy Chief Compliance Officer of ALPS Fund Services, Inc. (“ALPS”). He served as a Compliance Manager for ALPS from January 2010 until August 2012 and a Senior Compliance Analyst from June 2006 until December 2009. Prior to joining ALPS, Mr.

Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Mr. Foss also serves as chief compliance officer of the Wakefield Alternative Series Trust, ALPS Series Trust, Principal Real Estate Income Fund, Whitebox Mutual Funds and the Caldwell & Orkin Funds, Inc. Mr. Foss is a registered representative of ALPS Distributors, Inc. Mr. Foss holds a B.A. in Economics from the University of Vermont.

Stephanie J. Kelley, Secretary. Age: 57. Ms. Kelley serves as Secretary to BIF (since 2002), BTF (since 2000), FOFI (since 2003) and DNY (since 2007). Ms. Kelley also serves as secretary, assistant secretary and assistant treasurer of various other entities affiliated with the Horejsi family and has been an employee of FAS since 1999. Ms. Kelley holds a B.A. and an MBA from the State University of New York, Binghamton.

Ownership of Securities by Directors

The following table sets forth the aggregate dollar range of equity securities owned by each Director of each Fund and of all Funds in the Family of Investment Companies as of December 31, 2013. The “Family of Investment Companies” includes BIF, BTF, DNY and FOFI.

	Dollar Range of Equity Securities in BIF	Dollar Range of Equity Securities in BTF	Dollar Range of Equity Securities in DNY	Dollar Range of Equity Securities in FOFI	Aggregate Dollar Range of Equity Securities in All Funds in the Family of Investment Companies
Independent Directors
Richard I. Barr	$50,001 to $100,000	Over $100,000	None	Over $100,000	Over $100,000
Dean L. Jacobson	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000	Over $100,000
Steven K. Norgaard	None	None	$1 to $10,000	None	$1 to $10,000
Interested Directors
Joel W. Looney	Over $100,000	Over $100,000	$10,001 to $50,000	Over $100,000	Over $100,000
John S. Horejsi	Over $100,000(1)	Over $100,000(1)	None	None	Over $100,000(1)
Susan L. Ciciora	Over $100,000(1)	Over $100,000(1)	Over $100,000(1)	Over $100,000(1)	Over $100,000(1)

(1) Includes shares of each Fund beneficially owned by the Horejsi Affiliates, one or more of which Ms. Ciciora and Mr. Horejsi are discretionary beneficiaries.

None of the Independent Directors, or their family members owned beneficially or of record any securities of the Advisers for any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

Director and Officer Compensation

The following tables set forth certain information regarding the compensation of the Directors. No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Funds for acting as a Director or officer; however, officers of the Funds may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds. In addition to the amounts stated below, Independent Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

For the fiscal year ended November 30, 2013
Name of Person and Position with the Fund	Aggregate Compensation from BIF Paid to Directors	Aggregate Compensation from BTF Paid to Directors	Total Compensation from the Fund and Fund Complex(1) Paid to Directors
Joel W. Looney, Director(2)	$8,000	$8,000	$33,500.00
Richard I. Barr, Director	$27,500	$32,500	$120,500
Dr. Dean Jacobson, Director	$24,500	$28,500	$107,500
Steven K. Norgaard, Director	$26,500	$30,500	$116,500
John S. Horejsi, Director	-	-	-

For the fiscal year ended October 31, 2013
Name of Person and Position with the Fund	Aggregate Compensation from DNY Paid to Directors	Total Compensation from the Fund and Fund Complex(1) Paid to Directors
Joel W. Looney, Director(2)	$17,500	$70,500
Richard I. Barr, Director	$27,500	$117,500
Dr. Dean Jacobson, Director	$25,500	$107,500
Steven K. Norgaard, Director	$26,500	$112,500
Susan L. Ciciora, Director	-	-

For the fiscal year ended March 31, 2014
Name of Person and Position with the Fund	Aggregate Compensation from FOFI Paid to Directors	Total Compensation from the Fund and Fund Complex(1) Paid to Directors
Joel W. Looney, Director(2)	-	-
Richard I. Barr, Director	$33,500	$125,000
Dr. Dean Jacobson, Director	$29,500	$109,000
Steven K. Norgaard, Director	$33,500	$122,000
Susan L. Ciciora, Director	-	-

(1)	The “Fund Complex” includes BIF, BTF, DNY and FOFI.
(2)	Effective, February 1, 2013, Joel Looney became an Interested Director. The table reflects Mr. Looney’s compensation prior to February 1, 2013, when he served as an Independent Director.

Each Director of BIF who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the BIF Board. The chairman of the BIF audit committee receives an additional $1,000 per meeting. As of May 10, 2013, the lead Independent Director of the BIF Board receives an additional $1,000 for each regular quarterly meeting. The BIF Board held nine (9) meetings (five (5) of which were held by telephone conference call) during the fiscal year ended November 30, 2013. Each Director of BIF currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of BIF and any committee of which he is a member. The aggregate remuneration paid to the Directors of BIF for acting as such during the fiscal year ended November 30, 2013 amounted to $86,500.

Each Director of BTF who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the BTF Board. The chairman of the BTF audit committee receives an additional $1,000 per meeting. As of May 10, 2013, the lead Independent Director of the BTF Board receives an additional $1,000 for each regular quarterly meeting. The BTF Board held nine (9) meetings (five (5) of which were held by telephone conference call) during the fiscal year ended November 30, 2013. Each Director of BTF currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of BTF and any committee of which he is a member. The aggregate remuneration paid to the Directors of BTF for acting as such during the fiscal year ended November 30, 2013 amounted to $99,500.

Each Director of DNY who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the DNY Board. The chairman of the DNY audit committee receives an additional $1,000 per meeting. As of May 10, 2013, the lead Independent Director of the DNY Board receives an additional $1,000 for each regular quarterly meeting. The DNY Board held nine (9) meetings (five (5) of which were held by telephone conference call) during the fiscal year ended October 31, 2013. Each Director of DNY currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of DNY and any committee of which he or she is a member. The aggregate remuneration paid to the Directors of DNY for acting as such during the fiscal year ended October 31, 2013 amounted to $97,000.

Each Director of FOFI who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the FOFI Board. The chairman of the FOFI audit committee receives an additional $1,000 per meeting. As of May 10, 2013, the lead Independent Director of the FOFI Board receives an additional $1,000 for each regular quarterly meeting. The FOFI Board held nine (9) meetings (five (5) of which were held by telephone conference call) during the fiscal year ended March 31, 2014. Each Director of FOFI currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of FOFI and any committee of which he or she is a member. The aggregate remuneration paid to the Directors of FOFI for acting as such during the fiscal year ended March 31, 2014 amounted to $96,500.

If the Reorganizations are completed, it is anticipated that each Director of the combined BIF who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates will receive a retainer fee of $10,000 per quarter, plus $5,000 for each in-person meeting, $1,000 for each telephonic meeting, $3,000 for each audit committee meeting, and $1,000 for each nominating committee meeting. The chairman of the combined BIF audit committee will receive an additional $3,000 per meeting. The lead Independent Director of the combined BIF board will receive an additional $3,125 per quarter.

Additional Information about the Directors

Communications with the Board. Stockholders of a Fund who wish to send communications to the Board of the Fund should send them to the address of the Fund and to the attention of the applicable Board. All such communications will be directed to the applicable Board’s attention.

Role of the Board. Each Board provides oversight of the management and operations of the applicable Fund. The day-to-day responsibility for the management and operation of each Fund is the responsibility of its various service providers, such as the Advisers and their portfolio managers, and each Fund’s co-administrators, custodian and transfer agent. Each Board has elected various senior individuals employed by certain of these service providers as officers of the applicable Fund, with responsibility to monitor and report to the Board on the applicable Fund’s operations. In conducting its oversight, each Board is provided regular reports from the various officers and service providers regarding the applicable Fund’s operations. For example, the treasurer provides reports as to financial reporting matters and portfolio managers report on the performance of each Fund’s portfolios. Each Board has appointed a chief compliance officer (“CCO”) who administers the applicable Fund’s compliance programs and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal board meetings which typically are held quarterly, in person, and involve each Board’s review of recent Fund operations. From time to time, one or more members of a Board may also meet with management in less formal settings, between formal board meetings, to discuss various topics. In all cases, however, the role of each Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the applicable Fund.

Board Leadership Structure. Each Board has determined that its leadership structure is appropriate given the business and nature of the applicable Fund. Each Board has established three standing committees: an audit committee (each, an “Audit Committee”), a nominating committee (each, a “Nominating Committee”), and a qualified legal compliance committee (each, a “QLCC”, and, together with each Audit Committee and each Nominating Committee, the “Committees”). Sixty percent of the members of each Board are Independent Directors of the applicable Fund, and each Committee is comprised entirely of Independent Directors of the applicable Fund. Each Board has determined that the Committees help ensure that the applicable Fund has effective and independent governance and oversight. Each Board also believes that the Committees and leadership structure facilitate the orderly and efficient flow of information to the Independent Directors of the applicable Fund from management, including the Advisers. Where deemed appropriate, from time to time, each Board may constitute ad hoc committees.

The Chairman of the Board is an Assistant Investment Officer of RMA and BIA. The Board has considered that the Chairman’s position with RMA and BIA can provide valuable input based on his experience in the types of securities in which the Funds invest. The Board has also determined that the structure, function and composition of its Committees are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Director.

Each Board has a “lead” Independent Director of the applicable Fund who acts as the primary liaison between the Independent Directors of the applicable Fund and management (the “Lead Independent Director”). The Lead Independent Director plays an important role in setting the applicable Board meeting agendas and may help identify matters of special interest to be addressed by management with the applicable Board. The Independent Directors have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the applicable Fund. Each Board reviews its structure annually. Each Board has determined that the structure of the Lead Independent Director and the function and composition of the Committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management. Oversight of the risk management process is part of each Board’s general oversight of the applicable Fund and its service providers. Each Board exercises oversight of the risk management process through the applicable Audit Committee. Each Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

As part of its oversight function, each Board receives various reports relating to risk management. Each Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risks. Under each Board’s overarching supervision, the applicable Fund and management, the applicable Advisers, FAS and other service providers to the applicable Fund employ a variety of processes, procedures and controls to identify various risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed by different service providers and with respect to different types of risks. Various personnel, including each Fund’s CCO and the Advisers’ CCO, as well as various other personnel of the Advisers and other service providers (such as each Fund’s independent accountants), make periodic reports to each Board and appropriate Committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. For example, each Audit Committee meets regularly with the Funds’ CCO to discuss compliance and operational risks and with the Funds’ treasurer to discuss, among other things, the internal control structure of the applicable Fund’s financial reporting function. In addition, the full Board of each Fund regularly receives reports from the Advisers and their portfolio managers as to investment risks.

Each Board recognizes that not all risks that may affect the applicable Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the applicable Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, each Fund’s ability to manage risk is subject to substantial limitations and the function of the applicable Board with respect to risk management is one of oversight and not one of active involvement in, or coordination of, day-to-day risk management activities for the Fund.

Legal Proceedings. None of the Directors or executive officers of the Funds have been involved in any of the following events during the past ten years:

•	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	Any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity;
•

Any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulation (including any settlement of such actions other than in connection with a civil proceeding among private parties);

•	Any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organizations;
•

Subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•

Found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Audit Committee. The purpose of each Fund’s Audit Committee is to assist the applicable Board in its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent accountants’ qualifications and independence and the performance of the Fund’s independent accountants. Each Fund’s Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of each Fund’s financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. Each Fund’s Board has adopted a charter for its Audit Committee that is available on the applicable Fund’s website.

Each Audit Committee is composed entirely of the Independent Directors, consisting of Dr. Jacobson and Messrs. Barr and Norgaard. Each Board has determined that Steven K. Norgaard qualifies as an “audit committee financial expert,” as defined under SEC Regulation S-K, Item 407(d). Each Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees; including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the applicable Board. Each Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act, and each Fund’s independent publicly registered accounting firm is required to comply with the rules and regulations promulgated under the Sarbanes-Oxley Act and by the Public Company Accounting Oversight Board. The members of each Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of each Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The BIF and BTF Audit Committees each met four (4) times during the fiscal year ended November 30, 2013; the DNY Audit Committee met five (5) times during the fiscal year ended October 31, 2013; and FOFI Audit Committee met two (2) times during the fiscal year ended March 31, 2014.

Qualified Legal Compliance Committee. The Audit Committee also serves as the QLCC for the Funds for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (typically referred to as the “issuer attorneys”). An issuer’s attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). Each Fund’s QLCC did not meet during the Fund’s most recently completed fiscal year.

Nominating Committee. Each Fund’s Nominating Committee is composed of the Independent Directors, consisting of Dr. Jacobson and Messrs. Barr and Norgaard. Each member of each Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee of each of BIF and BTF met once during the fiscal year ended November 30, 2013; the DNY Nominating Committee met two (2) during the fiscal year ended October 31, 2013; and the FOFI Nominating Committee met two (2) times during the fiscal year ended March 31, 2014. Each Fund’s Board has adopted a charter for its Nominating Committee that is available on the applicable Fund’s website.

None of the Nominating Committees have a formal process for identifying candidates. None of the Nominating Committees have established specific minimum qualifications that must be met by a candidate to be considered for nomination as a director. Each Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the applicable Board and any committees thereof. Each Nominating Committee will consider all qualified candidates in the same manner. Each Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the applicable Fund’s circumstances, and as applicable legal or listing standards change.

Although none of the Nominating Committees have a formal policy with regard to the consideration of diversity in identifying director candidates, as a matter of practice each Nominating Committee typically considers the overall diversity of the applicable Board’s composition when identifying candidates. Specifically, each Nominating Committee considers the diversity of skill sets desired among the applicable Board members in light of the applicable Fund’s characteristics and circumstances and how those skill sets might complement each other. Each Nominating Committee also takes into account the personal background of current and prospective Board members of the applicable Fund in considering the composition of the applicable Board. In addition, as part of its annual self-evaluation, the Directors of each Fund have an opportunity to consider the diversity of the applicable Board, both in terms of skill sets and personal background, and any observations made by the applicable Board during the self-evaluation assist the applicable Nominating Committee in its decision making process.

Each Nominating Committee will consider director candidates recommended by stockholders of the applicable Fund (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in the accompanying Joint Proxy Statement/Prospectus.

None of the Funds have a compensation committee.

INVESTMENT ADVISERS

The total dollar amounts paid to the Advisers by each Fund under each Fund’s management agreement for the last three fiscal years are as follows:

Boulder Growth & Income Fund, Inc. (BIF)	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2011
Gross Advisory Fees to SIA	$2,203,729.70	$2,109,601.02	$2,035,756.67
Waiver	$(176,298.37)	$(168,768.08)	$0.00
Net Advisory Fees to SIA	$2,027,431.34	$1,940,832.93	$2,035,756.67

Gross Advisory Fees to BIA	$1,123,681.28	$703,200.34	$678,585.56
Waiver	$(89,894.50)	$(56,256.03)	$0.00
Net Advisory Fees to BIA	$1,033,786.78	$646,944.31	$678,585.56

Boulder Total Return Fund, Inc. (BTF)	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2011
Gross Advisory Fees to SIA	$3,283,007.01	$3,097,493.70	$2,859,643.07
Waiver	$(262,640.56)	$(247,799.50)	$0.00
Net Advisory Fees to SIA	$3,020,366.45	$2,849,694.20	$2,859,643.07

Gross Advisory Fees to BIA	$1,675,765.34	$1,032,497.90	$953,214.35
Waiver	$(134,061.23)	$(82,599.83)	$0.00
Net Advisory Fees to BIA	$1,541,704.11	$949,898.07	$953,214.35

The Denali Fund Inc. (DNY)	Year ended October 31, 2013	Year ended October 31, 2012	Year ended October 31, 2011
Gross Advisory Fees to SIA	$1,041,850.67	$922,457.39	$1,040,239.72
Waiver	$(83,348.05)	$(67,979.58)	$0.00
Net Advisory Fees to SIA	$958,502.62	$854,477.81	$1,040,239.72

Gross Advisory Fees to BIA	$435,064.04	$307,485.80	$346,746.59
Waiver	$(34,805.12)	$(22,659.86)	$0.00
Net Advisory Fees to BIA	$400,258.92	$284,825.94	$346,746.59

First Opportunity Fund, Inc. (FOFI)	Year ended March 31, 2014	Year ended March 31, 2013	Year ended March 31, 2012
Gross Advisory Fees to SIA	$1,462,394.01	$1,392,069.25	$903,035.65
Waiver	$(106,288.65)	$(90,361.97)	$(9,080.29)
Net Advisory Fees to SIA	$1,356,105.36	$1,301,707.28	$893,955.36

Gross Advisory Fees to RMA	$1,496,964.36	$464,023.08	$301,011.88
Waiver	$(108,658.76)	$(30,120.66)	$(3,026.74)
Net Advisory Fees to RMA	$1,388,305.60	$433,902.43	$297,985.12

Gross Advisory Fees to Wellington Management Company LLP (“Wellington”)*	-	$498,791.74	$683,850.93
Waiver	-	$(221,685.21)	$(304,822.63)
Net Advisory Fees to Wellington	-	$277,106.53	$379,028.30

*Wellington served as sub-adviser to FOFI from June 1, 2010 until December 31, 2012. Under the terms of its sub-advisory agreement, Wellington was limited to managing that portion of FOFI’s assets that were invested primarily in equity securities issued by financial services companies (the “Legacy Portfolio”). On January 1, 2013, SIA and RMA assumed management of the Legacy Portfolio.

PORTFOLIO MANAGERS

Stewart Horejsi. Mr. Horejsi has served as a portfolio manager of BIF since 2002, BTF since 1999, DNY since 2008 and FOFI since 2010.

Brendon Fischer. Mr. Fischer has served as a portfolio manager of BIF, BTF, DNY and FOFI since February 2012.

Joel Looney. Mr. Looney has served as a portfolio manager of BIF, BTF, DNY and FOFI since October 2013.

Other Accounts Managed by Portfolio Managers

The table below identifies as of December 31, 2013, for the portfolio managers of each Fund, the number of accounts (other than the Funds) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Stewart Horejsi	4	$1,199	0	$0	0	$0
Brendon Fischer	4	$1,199	0	$0	0	$0
Joel Looney	4	$1,199	0	$0	137	$37.5

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index the Funds track or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Conflicts of interest may arise in connection with the portfolio manager’s management of the Funds’ investments. This is because the same portfolio managers serve all the Funds. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. Mr. Looney also acts as an advisory representative providing investment supervisory and financial planning services to

RMA’s private clients (the “RMA Private Clients”). From time to time, securities may meet the investment objectives of one or any combination of the Funds, the RMA Private Clients and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Allocations of investments to and among the Funds are made in accordance with the investment allocation policies and procedures of the Advisers. There is no guarantee that these policies and procedures will be able to identify and mitigate all potential conflicts of interest with respect to the investments of the Funds. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seeks to acquire the same security at about the same time, a Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates, as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds and other accounts managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. A Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the funds managed by the Advisers may have the same or similar investment objectives and policies, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of a particular fund.

Portfolio Management Team Compensation

As a general matter, portfolio management staff members are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, a Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits.

In the case of Joel Looney, in addition to his annual fixed salary compensation and other benefits listed above, he receives a portion of the fees paid to RMA for providing investment supervisory and financial planning services to RMA’s private clients.

Portfolio Manager Securities Ownership

The following table reflects information as of each Fund’s most recently completed fiscal year.

	Dollar Range of Equity Securities in BIF(1)	Dollar Range of Equity Securities in BTF(1)	Dollar Range of Equity Securities in DNY(2)	Dollar Range of Equity Securities in FOFI(3)
Stewart Horejsi	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000

Brendon Fischer	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Joel Looney	$100,001-$500,000	$100,001-$500,000	$10,001-$50,000	$100,001-$500,000

(1)	As November 30, 2013.
(2)	As of October 31, 2013.
(3)	As of March 31, 2014.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All orders for the purchase or sale of portfolio securities are placed on behalf of the Acquiring Fund by its Advisers pursuant to authority contained in the Acquiring Fund’s advisory agreements. The Advisers seek best execution in selecting brokers and dealers to effect the Acquiring Fund’s transactions and negotiating prices and any brokerage commissions. The Acquiring Fund may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. No separate brokerage commission is typically paid on bond transactions, which are typically executed on a principal basis, in contrast to common stock transactions, where brokerage commissions are the norm. The Acquiring Fund paid approximately $12,000, $29,000, and $7,000 in brokerage commissions for the fiscal years ended November 30, 2013, 2012 and 2011, respectively.

The Advisers are responsible for effecting the Acquiring Fund’s securities transactions and will do so in a manner it deems fair and reasonable to stockholders of the Fund and not according to any formula. The Advisers’ primary considerations in selecting the manner of executing a securities transaction for the Acquiring Fund are prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity, financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. The Advisers have established procedures whereby it monitors, periodically evaluates and reports to the Board the cost and quality of execution services provided by brokers selected by the Advisers to execute transactions for the Acquiring Fund. The evaluation is made primarily based on a comparison of commissions charged by other broker with similar capabilities and trade execution.

There are many instances when, in the judgment of the Advisers, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms supplying research and other services in addition to execution services (often referred to as “soft dollars”), although the Acquiring Fund does not typically rely on such research. The Fund has adopted a policy to deal with such “soft dollar” arrangements as follows:

    (i)     All soft dollar arrangements affecting the Acquiring Fund must fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, as determined by the Fund’s CCO.

    (ii)     All soft dollar transactions must be disclosed to the Board on a quarterly basis.

    (iii)     When third party research is obtained with soft dollars the Advisers must maintain documentation that the research directly assists the Advisers in their management of the Acquiring Fund’s portfolio.

    (iv)     The Advisers must disclose any other benefits that the Advisers or their affiliates or other clients might receive regarding the soft dollar benefits.

    (v)     The Advisers must test and document that brokers who provide soft dollar research have the capability to provide best execution taking into consideration the broker’s financial responsibility, responsiveness, the commission rate or spread involved, and the range of services offered by such broker.

Although the advisory agreements contain no restrictions on portfolio turnover, it is not the Acquiring Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. The annual portfolio turnover rate of the Fund is generally less than 50%, excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended November 30, 2013 and November 30, 2012, the Fund’s portfolio turnover rates were 11% and 20%, respectively.

DIVIDENDS AND DISTRIBUTIONS

It is the Funds’ policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Code. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Funds as determined by each Fund’s Board. Capital gains retained by the Funds are subject to tax at the corporate tax rate. Subject to the Funds qualifying as a registered investment company, any taxes paid by the Funds on such net realized long-term gains may be used by the Funds’ stockholders as a credit against their own tax liabilities.

TAXATION

Taxation of the Funds

Each Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its stockholders, if at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and any excess of net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each Fund intends to distribute at least annually substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid this tax, each Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98.2% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year end to use the fund’s fiscal year); and (c) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to stockholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Taxation of Stockholders

Distributions paid to stockholders by the Funds from their ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “regular dividends”) are taxable to stockholders as ordinary income to the extent of the particular Fund’s earning and profits or, with respect to certain qualified dividends received by the Funds, as long-term capital gains. Distributions made to stockholders from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to stockholders but retained by the Fund, are taxable to stockholders as long-term capital gains, regardless of the length of time stockholders have owned Fund shares. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of shares held by a stockholder and, after such adjusted tax basis is reduced to zero, will constitute capital gains to stockholders (assuming the shares are held as a capital asset).

The sale or other disposition of common shares of a Fund will generally result in capital gain or loss to stockholders, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by stockholders. A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Dividends and other taxable distributions are taxable to stockholders even though they are reinvested in additional shares of a Fund. The Funds intend to distribute all net investment income and any capital gains which will be recorded on the books of the Funds in December of each year and paid in the immediately following January; however, no assurance can be given that distributions of the Funds will be sufficient to eliminate all taxes on the Funds in every year.

Each Fund is required in certain circumstances to backup withhold, currently at a rate of 28%, on taxable dividends and certain other payments paid to noncorporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to stockholders may be refunded or credited against a stockholders’ U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and their stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

Non-U.S. Taxes

When a Fund invests in non-U.S. securities, it may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on such non-U.S. securities. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow such Fund’s stockholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund makes the election, the amount of each stockholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the stockholder’s portion of the Fund’s foreign tax paid. A stockholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by stockholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for U.S. federal income tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to stockholders.

Surtax on Net Investment Income

A surtax of 3.8% applies to the “net investment income” of an individual taxpayer who recognizes adjusted gross income for such year, subject to certain modifications, in excess of $200,000 ($250,000 for a joint return or a surviving spouse and $125,000 for a married taxpayer filing separately). Net investment income includes ordinary income and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income. Holders of a Fund’s common shares should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of such common shares.

Foreign Accounts

The Foreign Account Tax Compliance Act, or “FATCA,” will impose a 30% withholding tax on dividends, capital gain distributions and the payment of gross proceeds from a sale or other disposition of shares (including redemption proceeds), to (i) foreign financial institutions (as defined in Section 1471 of the Code) unless they agree to collect and disclose to the IRS information regarding direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. If the payee is a foreign financial institution, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. In certain circumstances, an account holder may be eligible for refunds or credits of such taxes. The Funds will not pay any additional amounts in respect to any amounts withheld.

Under current administrative guidance, the withholding obligations described above will apply to payments of dividends on shares made on or after July 1, 2014, and to capital gain distributions and payments of gross proceeds from a sale or other disposition of shares (including redemptions) on or after January 1, 2017.

DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of common shares of each Fund is computed based upon the value of the respective Fund’s portfolio securities and other assets. NAV per share is determined as of the close of the regular trading session on the NYSE no less frequently than the last business day of each week and month, provided, however, that if any such day is a holiday or determination of NAV on such day is impracticable, the NAV is calculated on such earlier or later day as determined by the Advisers. Each Fund calculates NAV per share by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred stock from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the respective Fund’s total number of outstanding common shares.

The Funds value their holdings as follows: equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market maker, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

Each Fund’s Board has delegated to the Advisers, through approval of the appointment of the members of the Advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Advisers, does not represent fair value (“Fair Value Securities”). The Advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the Advisers is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The Advisers are responsible for reporting to the respective Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Funds’ investments in unregistered pooled investment vehicles (“Hedge Funds”) are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the respective Fund’s valuation procedures. If the Hedge Fund does not report a value on a timely basis, the fair value of the Hedge Fund is based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time a Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from the Hedge Fund manager on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Funds use outside pricing services to provide closing prices. The Advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuations in accordance with the Funds’ valuation procedures.

SERVICE PROVIDERS

Administration. Fund Administrative Services, LLC (“FAS”) and ALPS Fund Services, Inc. (“ALPS”) serve as co-administrators to each of the Funds, and are anticipated to serve as the co-administrators for the combined Acquiring Fund.

FAS is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. FAS shares certain common owners with BIA. The Acquiring Fund currently pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Acquiring Fund’s total net assets (i.e., net assets plus leverage) up to $100 million, and 0.15% of the Acquiring Fund’s total net assets over $100 million. Pursuant to its agreements with the Funds, FAS provides services including but not limited to the following: negotiation of service provider contracts, oversight of service providers, maintenance of books and records, certain legal services, treasury and accounting services, and other services as requested by the Boards.

ALPS is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined total net assets of the Funds. ALPS currently receives the greater of the following, based on combined total net assets of the Funds: an annual minimum fee of $460,000, or an annualized fee of 0.045% on total net assets up to $1 billion, an annualized fee of 0.03% on total net assets between $1 and $3 billion, and an annualized fee of 0.02% on total net assets above $3 billion. Pursuant to its agreements with the Funds, ALPS provides services including but not limited to the following: compliance monitoring, printing and filing, general assistance with corporate governance, preparation of documents, performance reporting, tax services, bookkeeping and pricing.

Custodian. Bank of New York Mellon (“BNY Mellon”), located at 2 Hanson Place, 7th Floor, Brooklyn, New York 11209, serves as the custodian to each Fund.

Transfer Agent. Computershare Shareowner Services, located at 480 Washington Boulevard, Jersey City, New Jersey, serves as the transfer agent to each Fund.

Accountant. Deloitte & Touche LLP, located at 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the independent registered public accounting firm to each Fund.

EXPERTS

The financial statements of the Acquiring Fund and the Acquired Funds appearing in each Fund’s Annual Report for the most recently ended fiscal year (November 30, 2013 for BIF and BTF, October 31, 2013 for DNY, and March 31, 2014 for FOFI), and in BIF, BTF and DNY’s Semi-Annual Reports for their most recently ended semi-annual periods (May 31, 2014 for BIF and BTF, and April 30, 2014 for DNY), are incorporated by reference herein. The financial statements of the Acquiring Fund and the Acquired Funds appearing in each Fund’s Annual Report for the most recently ended fiscal year have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP provides auditing services to the Acquiring Fund and the Acquired Funds. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

APPENDIX A: PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived, including that stockholders of each Fund, voting separately, must approve the Reorganization for their Fund. If one Fund does not obtain the requisite approvals, the closing will not occur for any Fund. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Funds and Acquiring Fund. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Funds and Acquiring Fund, which are available in their respective annual stockholder reports.

Portfolio of Investments as of May 31, 2014 (Unaudited)

Pro Forma Combined Portfolio of Investments

First Opportunity Fund, Inc.

The Denali Fund, Inc.

Boulder Total Return Fund Inc.

Boulder Growth & Income Fund Inc.

Boulder Growth & Income Fund Inc. Pro Forma Combined

	% of Net	First Opportunity Fund, Inc.		The Denali Fund, Inc.		Boulder Total Return Fund Inc.		Boulder Growth & Income Fund Inc.		Pro Forma Adjustments			Boulder Growth & Income Fund Inc. Pro Forma Combined
Description	Assets	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)		Shares	Value (Note 1)
DOMESTIC COMMON STOCK	80.2%
Banks & Thrifts	7.9%														87,691,007	7.8956%	7.9000%
Bank of Commerce Holdings		29,289	193,015	-	-	-	-	-	-	-	-		29,289	193,015
Central Valley Community Bancorp		43,644	495,359	-	-	-	-	-	-	-	-		43,644	495,359
Citizens & Northern Corp.		12,300	229,641	-	-	-	-	-	-	-	-		12,300	229,641
Community Bank*(1)(2)(3)		60,000	6,997,200	-	-	-	-	-	-	-	-		60,000	6,997,200
Eastern Virginia Bankshares, Inc.*		77,436	518,821	-	-	-	-	-	-	-	-		77,436	518,821
First American International*(1)(2)(3)		39,700	831,318	-	-	-	-	-	-	-	-		39,700	831,318
First Capital Bancorp, Inc.*		116,276	527,893	-	-	-	-	-	-	-	-		116,276	527,893
First Merchants Corp.		26,549	526,732	-	-	-	-	-	-	-	-		26,549	526,732
First Southern Bancorp, Inc. - Class B*		66,726	405,694	-	-	-	-	-	-	-	-		66,726	405,694
Florida Capital Group*(1)(2)(3)		193,261	6,320	-	-	-	-	-	-	-	-		193,261	6,320
Independence Bank*		60,000	720,000	-	-	-	-	-	-	-	-		60,000	720,000
Metro Bancorp, Inc.*		126,100	2,755,285	-	-	-	-	-	-	-	-		126,100	2,755,285
National Bancshares, Inc., Escrow*(1)(2)(3)		48,450	15,848	-	-	-	-	-	-	-	-		48,450	15,848
North Dallas Bank & Trust Co.		4,000	232,000	-	-	-	-	-	-	-	-		4,000	232,000
Oak Ridge Financial Services, Inc.*		30,400	209,456	-	-	-	-	-	-	-	-		30,400	209,456
Old Point Financial Corp.		1,900	28,880	-	-	-	-	-	-	-	-		1,900	28,880
San Diego Private Bank*		55,000	679,250	-	-	-	-	-	-	-	-		55,000	679,250
Southern First Bancshares, Inc.*		92,195	1,240,023	-	-	-	-	-	-	-	-		92,195	1,240,023
Southern National Bancorp of Virginia, Inc.		79,900	833,357	-	-	-	-	-	-	-	-		79,900	833,357
Square 1 Financial, Inc. - Class A*		365,646	6,907,053	-	-	-	-	-	-	-	-		365,646	6,907,053
Valley Commerce Bancorp		41,122	621,354	-	-	-	-	-	-	-	-		41,122	621,354
Wells Fargo & Co.(4)(5)		419,789	21,316,885	125,892	6,392,796	410,511	20,845,749	277,408	14,086,778	-	-		1,233,600	62,642,208
Xenith Bankshares, Inc.*		12,404	74,300	-	-	-	-	-	-	-	-		12,404	74,300

			46,365,684		6,392,796		20,845,749		14,086,778		-			87,691,007
Construction Machinery	1.3%														14,301,977	1.2877%	1.3000%
Caterpillar, Inc.(4)		35,200	3,598,496	14,000	1,431,220	60,000	6,133,800	30,700	3,138,461	-	-		139,900	14,301,977
Diversified	25.0%														277,476,900	24.9836%	25.0000%
Berkshire Hathaway, Inc., Class A*(4)(5)		-	-	179	34,368,000	690	132,480,000	466	89,472,000	(214)	(41,088,000	)(11)	1,121	215,232,000
Berkshire Hathaway, Inc., Class B*(4)(5)		-	-	-	-	460,000	59,036,400	25,000	3,208,500	-	-	(11)	485.000	62,244,900

			-		34,368,000		191,516,400		92,680,500		(41,088,000)			277,476,900
Diversified Financial Services	6.1%														67,700,821	6.0957%	6.1000%
American Express Co.(4)		-	-	-	-	-	-	35,000	3,202,500	-	-		35,000	3,202,500
Franklin Resources, Inc.(4)		-	-	-	-	17,100	944,091	12,900	712,209	-	-		30,000	1,656,300
JPMorgan Chase & Co.(4)(5)		303,800	16,882,166	111,300	6,184,941	361,650	20,096,890	251,250	13,961,962	-	-		1,028,000	57,125,959
Mackinac Financial Corp.		125,890	1,511,939	-	-	-	-	-	-	-	-		125,890	1,511,939
South Street Securities Holdings, Inc.*(1)(2)(6)		25,000	2,937,500	-	-	-	-	-	-	-	-		25,000	2,937,500
Tiptree Financial*(1)(2)(6)		47,960	1,266,623	-	-	-	-	-	-	-	-		47,960	1,266,623

			22,598,228		6,184,941		21,040,981		17,876,671		-			67,700,821
Environmental Control	0.3%														3,186,000	0.2869%	0.3000%
Republic Services, Inc.(4)		30,000	1,062,000	-	-	30,000	1,062,000	30,000	1,062,000	-	-		90,000	3,186,000
Healthcare Products & Services	2.3%														25,365,000	2.2838%	2.3000%
Johnson & Johnson(4)		70,900	7,193,514	27,300	2,769,858	90,800	9,212,568	61,000	6,189,060	-	-		250,000	25,365,000
Insurance	0.1%														749,811	0.0675%	0.1000%
Forethought Financial Group, Inc., Escrow - Class A*(1)(2)(3)		19,678	749,811	-	-	-	-	-	-	-	-		19,678	749,811
Manufacturing	0.5%														5,416,900	0.4877%	0.5000%
3M Co.(4)		-	-	18,000	2,565,900	8,000	1,140,400	12,000	1,710,600	-	-		38,000	5,416,900
Mining	3.2%														35,514,151	3.1976%	3.2000%
Freeport-McMoRan Copper & Gold, Inc.(4)(5)		425,300	14,481,465	142,350	4,847,018	163,000	5,550,150	312,350	10,635,518	-	-		1,043,000	35,514,151
Mortgages & REITS	0.0%														-	0.0000%	0.0000%
Newcastle Investment Holdings Corp., REIT*(1)		155,504	0	-	-	-	-	-	-	-	-		155,504	0
Oil & Gas	1.8%														19,732,353	1.7767%	1.8000%
Chevron Corp.(4)		97,300	11,947,467	9,700	1,191,063	31,500	3,867,885	22,200	2,725,938	-	-		160,700	19,732,353

			11,947,467		1,191,063		3,867,885		2,725,938		-			19,732,353
Pharmaceuticals	0.2%														2,340,263	0.2107%	0.2000%
Merck & Co., Inc.(4)		20,447	1,183,063	-	-	-	-	20,000	1,157,200	-	-		40,447	2,340,263
Real Estate Investment Trusts (REITs)	1.6%														18,291,840	1.6470%	1.6000%
LTC Properties, Inc.		-	-	112,000	4,450,880	-	-	-	-	-	-		112,000	4,450,880
Ventas, Inc.		-	-	207,200	13,840,960	-	-	-	-	-	-		207,200	13,840,960

			-		18,291,840		-		-		-			18,291,840
Registered Investment Companies (RICs)	4.1%														45,344,034	4.0827%	4.1000%
Cohen & Steers Infrastructure Fund, Inc.		40,000	947,600	366,952	8,693,093	736,836	17,455,645	770,270	18,247,696	-	-		1,914,058	45,344,034
RMR Real Estate Income Fund		-	-	-	-	-	-	-	-	-	-		-	-

			947,600		8,693,093		17,455,645		18,247,696		-			45,344,034
Retail	13.6%														151,326,690	13.6252%	13.6000%
Kohl’s Corp.(4)		253,700	13,811,428	59,000	3,211,960	160,900	8,759,396	132,400	7,207,856	-	-		606,000	32,990,640
Wal-Mart Stores, Inc.(4)(5)		10,000	767,700	-	-	370,000	28,404,900	240,000	18,424,800	-	-		620,000	47,597,400
Yum! Brands, Inc.(4)(5)		-	-	-	-	915,000	70,738,650	-	-	-	-		915,000	70,738,650

			14,579,128		3,211,960		107,902,946		25,632,656		-			151,326,690

	% of Net	First Opportunity Fund, Inc.		The Denali Fund, Inc.		Boulder Total Return Fund Inc.		Boulder Growth & Income Fund Inc.		Pro Forma Adjustments		Boulder Growth & Income Fund Inc. Pro Forma Combined
Description	Assets	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)
Savings & Loans	2.0%													22,341,076	2.0116%	2.0000%
Auburn Bancorp, Inc.*		10,000	72,500	-	-	-	-	-	-	-	-	10,000	72,500
Eagle Bancorp		33,500	351,080	-	-	-	-	-	-	-	-	33,500	351,080
Georgetown Bancorp, Inc.		31,254	462,559	-	-	-	-	-	-	-	-	31,254	462,559
Hampden Bancorp, Inc.		84,989	1,377,672	-	-	-	-	-	-	-	-	84,989	1,377,672
HF Financial Corp.		22,030	301,811	-	-	-	-	-	-	-	-	22,030	301,811
Home Bancorp, Inc.*		47,216	975,010	-	-	-	-	-	-	-	-	47,216	975,010
Liberty Bancorp, Inc.		42,000	625,800	-	-	-	-	-	-	-	-	42,000	625,800
Malvern Bancorp, Inc.*		16,122	166,540	-	-	-	-	-	-	-	-	16,122	166,540
MidCountry Financial Corp.*(1)(2)(3)		310,300	3,376,064	-	-	-	-	-	-	-	-	310,300	3,376,064
Ocean Shore Holding Co.		106,998	1,563,241	-	-	-	-	-	-	-	-	106,998	1,563,241
Old Line Bancshares, Inc.		29,100	491,499	-	-	-	-	-	-	-	-	29,100	491,499
Pacific Premier Bancorp, Inc.*		168,810	2,383,597	-	-	-	-	-	-	-	-	168,810	2,383,597
Perpetual Federal Savings Bank(7)		165,930	2,873,908	-	-	-	-	-	-	-	-	165,930	2,873,908
Redwood Financial, Inc.(7)		40,650	1,138,200	-	-	-	-	-	-	-	-	40,650	1,138,200
River Valley Bancorp(7)		89,993	2,249,825	-	-	-	-	-	-	-	-	89,993	2,249,825
Royal Financial, Inc.*		6,300	49,455	-	-	-	-	-	-	-	-	6,300	49,455
SI Financial Group, Inc.		276,588	3,081,190	-	-	-	-	-	-	-	-	276,588	3,081,190
Third Century Bancorp(7)		110,500	801,125	-	-	-	-	-	-	-	-	110,500	801,125

			22,341,076		-		-		-		-		22,341,076
Software & Services	5.2%													57,494,096	5.1767%	5.2000%
International Business Machines Corp.(4)		57,000	10,508,520	19,100	3,521,276	21,000	3,871,560	48,100	8,867,716	-	-	145,200	26,769,072
Oracle Corp.(4)(5)		266,300	11,189,926	92,200	3,874,244	143,300	6,021,466	229,400	9,639,388	-	-	731,200	30,725,024

			21,698,446		7,395,520		9,893,026		18,507,104		-		57,494,096
Technology, Hardware & Equipment	4.3%													48,416,064	4.3593%	4.4000%
Cisco Systems, Inc.(4)(5)		638,825	15,727,872	246,575	6,070,676	416,700	10,259,154	520,100	12,804,862	-	-	1,822,200	44,862,564
Harris Corp.(4)		23,000	1,776,750	-	-	-	-	23,000	1,776,750	-	-	46,000	3,553,500

			17,504,622		6,070,676		10,259,154		14,581,612		-		48,416,064
Tobacco Products	0.7%													8,274,930	0.7451%	0.7000%
Altria Group, Inc.(4)		42,000	1,745,520	45,000	1,870,200	-	-	45,000	1,870,200	-	-	132,000	5,485,920
Philip Morris International, Inc.(4)		11,000	973,940	-	-	9,700	858,838	10,800	956,232	-	-	31,500	2,789,010

			2,719,460		1,870,200		858,838		2,826,432		-		8,274,930
TOTAL DOMESTIC COMMON STOCK (Cost $144,733,086, $58,617,042, $157,933,885, $133,450,834, $(25,436,987) and $469,297,860, respectively)			188,970,060		105,284,085		406,739,542		231,058,226		(41,088,000)		890,963,913	890,963,913	80.2211%	80.2000%	80.3000%	-0.1000%

FOREIGN COMMON STOCK	9.1%
Banks & Thrifts	0.1%													628,689	0.0566%	0.1000%
Gronlandsbanken AB		5,490	628,689	-	-	-	-	-	-	-	-	5,490	628,689
Beverages	1.9%													20,814,888	1.8741%	1.9000%
Heineken Holding NV		-	-	-	-	60,000	3,959,432	120,000	7,918,865	-	-	180,000	11,878,297
Heineken NV		-	-	-	-	95,117	6,704,699	31,663	2,231,892	-	-	126,780	8,936,591

			-		-		10,664,131		10,150,757		-		20,814,888
Insurance	0.3%													2,970,106	0.2674%	0.3000%
Muenchener Rueckversicherungs AG		6,700	1,485,053	6,700	1,485,053	-	-	-	-	-	-	13,400	2,970,106
Iron/Steel	0.5%													5,733,990	0.5163%	0.5000%
POSCO, ADR		72,000	5,096,880	-	-	-	-	9,000	637,110	-	-	81,000	5,733,990

	% of Net	First Opportunity Fund, Inc.		The Denali Fund, Inc.		Boulder Total Return Fund Inc.		Boulder Growth & Income Fund Inc.		Pro Forma Adjustments			Boulder Growth & Income Fund Inc. Pro Forma Combined
Description	Assets	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)		Shares	Value (Note 1)
National Stock Exchange	0.1%														1,585,015	0.1427%	0.1000%
NSE India, Ltd.(1)(2)(3)		17,776	1,585,015	-	-	-	-	-	-	-	-		17,776	1,585,015
Oil & Gas	0.2%														2,500,200	0.2251%	0.2000%
Total SA, Sponsored ADR		18,000	1,250,100	-	-	-	-	18,000	1,250,100	-	-		36,000	2,500,200

			1,250,100		-		-		1,250,100		-			2,500,200
Pharmaceuticals	2.7%														29,934,579	2.6953%	2.7000%
Sanofi		24,000	2,566,229	14,500	1,550,430	-	-	14,500	1,550,430	-	-		53,000	5,667,089
Sanofi, ADR		180,300	9,609,990	55,000	2,931,500	190,000	10,127,000	30,000	1,599,000	-	-		455,300	24,267,490

			12,176,219		4,481,930		10,127,000		3,149,430		-			29,934,579
Real Estate	2.3%														25,468,071	2.2931%	2.3000%
Cheung Kong Holdings, Ltd.		98,000	1,750,688	100	1,786	529,500	9,459,077	283,900	5,071,637	-	-		911,500	16,283,188
Henderson Land Development Co., Ltd.		-	-	-	-	114,950	748,744	114,950	748,744	-	-		229,900	1,497,488
Midland Holdings, Ltd.*		2,490,000	1,149,782	200,000	92,352	6,156,000	2,842,593	2,110,000	974,313	-	-		10,956,000	5,059,040
Wheelock & Co., Ltd.		-	-	-	-	-	-	650,000	2,628,355	-	-		650,000	2,628,355

			2,900,470		94,138		13,050,414		9,423,049		-			25,468,071
Real Estate Investment Trusts (REITs)	0.9%														10,391,568	0.9356%	0.9000%
Kiwi Income Property Trust		-	-	390,199	397,604	4,779,336	4,870,041	5,028,490	5,123,923	-	-		10,198,025	10,391,568
TOTAL FOREIGN COMMON STOCK (Cost $21,205,511, $4,255,095, $25,779,153, $19,103,707, $0 and $70,343,466, respectively)			25,122,426		6,458,725		38,711,586		29,734,369		-			100,027,106	100,027,106	9.0063%	9.1000%	9.0000%	0.1000%

LIMITED PARTNERSHIPS	1.6%														17,837,088	1.6060%	1.6000%
Enterprise Products Partners L.P.		33,250	2,487,765	-	-	54,950	4,111,359	150,200	11,237,964	-	-		238,400	17,837,088
TOTAL DOMESTIC LIMITED PARTNERSHIPS (Cost $1,617,773, $0, $2,408,627, $6,788,178, $0 and $10,814,578, respectively)			2,487,765		-		4,111,359		11,237,964		-			17,837,088	17,837,088	1.6060%	1.6000%	1.6000%	0.0000%

DOMESTIC HEDGE FUNDS	0.9%														9,767,384	0.8794%	0.9000%
Bay Pond Partners, LP*(1)(2)(3)		1	57,005,057		-		-		-	(1)	(57,005,057	)(9)	-	-
Ithan Creek Partners, LP* (1)(2)			-		16,252,187		-		11,608,705	-	(18,093,508	)(9)	-	9,767,384

			57,005,057		16,252,187		-		11,608,705		(75,098,565)			9,767,384
TOTAL DOMESTIC HEDGE FUNDS (Cost $39,387,185, $7,000,000, $0, $5,000,000, ($47,199,185) and $4,188,000, respectively)			57,005,057		16,252,187		-		11,608,705		(75,098,565)			9,767,384	9,767,384	0.8794%	0.9000%	0.9000%	0.0000%

FOREIGN HEDGE FUNDS	0.0%														-	0.0000%	0.0000%
Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(1)(2)(3)			57,975,092		-		-		-		(57,975,092	)(9)	-	-
TOTAL FOREIGN HEDGE FUNDS (Cost $40,043,650, $0, $0, $0, ($40,043,650) and $0, respectively)			57,975,092		-		-		-		(57,975,092)			-	-	0.0000%	0.0000%	0.0000%	0.0000%

DOMESTIC WARRANTS*	0.0%**														348,497	0.0314%	0.0000%
First Capital Bancorp, Inc., Warrant, Strike Price $1.00, Expiries 2/8/2022(1)		116,276	146,484	-	-	-	-	-	-	-	-		116,276	146,484
Flagstar Bancorp, Warrant, Strike Price $10.00, Expires 1/30/2019(1)		26,230	202,013	-	-	-	-	-	-	-	-		26,230	202,013

			348,497		-		-		-		-			348,497
TOTAL DOMESTIC WARRANTS (Cost $0, $0, $0, $0, $0 and $0, respectively)			348,497		-		-		-		-			348,497	348,497	0.0314%	0.0000%	0.0000%	0.0000%

TOTAL LONG TERM INVESTMENTS (Cost $246,987,205, $69,872,137, $186,121,665, $164,342,719, ($112,679,882) and $554,643,904, respectively)			331,908,897		127,994,997		449,562,487		283,639,264		(174,161,657	)(9)(11)		1,018,943,988	1,018,943,988	91.7443%	91.8000%	91.8000%	0.0000%

	% of Net	First Opportunity Fund, Inc.		The Denali Fund, Inc.		Boulder Total Return Fund Inc.		Boulder Growth & Income Fund Inc.		Pro Forma Adjustments			Boulder Growth & Income Fund Inc. Pro Forma Combined
Description	Assets	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)	Shares	Value (Note 1)		Shares	Value (Note 1)
SHORT TERM INVESTMENTS	18.4%
MONEY MARKET FUNDS	18.4%														204,272,565	18.3924%	18.4000%
Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)		9,540,730	9,540,730	3,989,982	3,989,982	3,751,762	3,751,762	9,528,434	9,528,434	142,841,041	174,161,657	(9)(11)	169,651,949	200,972,565
JPMorgan Prime Money Market Fund, Capital Class (7 day Yield 0.036%)		3,000,000	3,000,000	300,000	300,000	-	-	-	-	-	-		3,300,000	3,300,000

TOTAL MONEY MARKET FUNDS (Cost $12,540,730, $4,289,982, $3,751,762, $9,528,434, $174,161,657 and $204,272,565, respectively)			12,540,730		4,289,982		3,751,762		9,528,434		174,161,657			204,272,565	204,272,565	18.3924%	18.4000%
TOTAL SHORT TERM INVESTMENTS (Cost $12,540,730, $4,289,982, $3,751,762, $9,528,434, $174,161,657 and $204,272,565, respectively)			12,540,730		4,289,982		3,751,762		9,528,434		174,161,657			204,272,565	204,272,565	18.3924%	18.4000%	18.4000%	0.0000%

TOTAL INVESTMENTS (Cost $259,527,935, $74,162,119, $189,873,427, $173,871,153, $61,481,835 and $758,916,463, respectively)	110.1%		344,449,627		132,284,979		453,314,249		293,167,698		-			1,223,216,553	1,223,216,553	110.1367%	110.1000%	110.2000%	-0.1000%
LEVERAGE FACILITY	-10.4%		-		-		(68,116,464)		(25,042,860)		(21,950,000	)(8)		(115,109,324)	(115,109,324)	-10.3643%	-10.4000%
OTHER ASSETS AND LIABILITIES	0.3%		731,759		162,847		1,306,976		905,384		(578,983	)(8)	(10)	2,527,983	2,527,983	0.2276%	0.2000%

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED SHARES	100.0%		345,181,386		132,447,826		386,504,761		269,030,222		(22,528,983	)(8)		1,110,635,212	1,110,635,212	100.0000%	100.0000%	99.9000%	0.1000%
ACUTION RATE PREFERRED SHARES (APS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS	0.0%		-		(21,950,173)		-		-		21,950,173	(8)		-	-	0.0000%	0.0000%
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK HOLDERS	100.0%		$345,181,386		$110,497,653		$386,504,761		$269,030,222		$(578,810)			$1,110,635,212	1,110,635,212	100.0000%	100.0000%	100.0000%	0.0000%

* Non-income producing security.

** Less than 0.005%.

(1) Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of May 31, 2014 was $133,094,345, $16,252,187, $0, $11,608,705 and $18,114,196 (Proforma Combined), respectively or 38.6%, 14.7%, 0.0%, 4.3% and 1.6% (Proforma Combined), respectively, of total net assets.

(2) Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Note 7)

(3) Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of May 31, 2014, these securities had a total value of $128,541,725, $0, $0, $0 and $13,561,576 (Proforma Combined), respectively or 37.2%, 0.0%, 0.0%, 0.0% and 1.2% (Proforma Combined), respectively, of total net assets.

(4) Pledged security: a portion or all of the security is pledged as collateral for borrowings as of May 31, 2014. (See Note 9)

(5) Loaned security; a portion or all of the security is on loan as of May 31, 2014. (See Note 9)

(6) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2014 these securities had a total value of $4,204,123, $0, $0, $0 and $4,204,123 (Proforma Combined), respectively or 1.2%, 0.0%, 0.0%, 0.0% and 0.4% (Proforma Combined), respectively, of total net assets.

(7) Affiliated Company. See Notes to Consolidated Financial Statements.

(8) The adjustment is made to show the redemption of the Auction Rate Preferred Shares on The Denali Fund, Inc. and increase in the line of credit on the Boulder Growth & Income Fund Inc. Pro Forma Combined.

(9) The adjustment is made to show the liquidation of Domestic Hedge Funds and Foreign Hedge Funds holdings. The remaining position represents the Fund’s portion of the side pockets. The proceeds were invested in a money market fund.

(10) The adjustment is made to show the fees related to the reorganization total $578,810.

(11) The adjustment is made to show the liquidation of partial position to meet the 25% limitation permitted under Subchapter M of the Code. The proceeds were invested in a money market fund.

Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

REIT - Real Estate Investment Trust

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Portfolio of Investments as of May 31, 2014 (Unaudited)

Pro Forma Combined Consolidated Portfolio of Investments

First Opportunity Fund, Inc.

The Denali Fund, Inc.

Boulder Total Return Fund Inc.

Boulder Growth & Income Fund Inc.

Boulder Growth & Income Fund Inc. Pro Forma Combined (Consolidated)

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments

Level 2 — Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2014 in valuing each fund’s investments carried at value:

	First Opportunity Fund, Inc.			The Denali Fund, Inc.			Boulder Total Return Fund Inc.			Boulder Growth & Income Fund Inc.			Pro Forma Adjustments				Boulder Growth & Income Fund Inc. Pro Forma Combined (Consolidated)
Investments in Securities at Value	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3		Level 1	Level 2	Level 3	Total
Domestic Common Stock
Banks & Thrifts	$37,794,998	$720,000	$7,850,686	$6,392,796	$-	$-	$20,845,749	$-	$-	$14,086,778	$-	$-	$-	$-	$-		$79,120,321	$720,000	$7,850,686	$87,691,007
Construction Machinery	3,598,496	-	-	1,431,220	-	-	6,133,800	-	-	3,138,461	-	-	-	-	-		14,301,977	-	-	14,301,977
Diversified	-	-	-	34,368,000	-	-	191,516,400	-	-	92,680,500	-	-	(41,088,000)	-	-		318,564,900	-	-	277,476,900
Diversified Financial Services	18,394,105	-	4,204,123	6,184,941	-	-	21,040,981	-	-	17,876,671	-	-	-	-	-		63,496,698	-	4,204,123	67,700,821
Environmental Control	1,062,000	-	-	-	-	-	1,062,000	-	-	1,062,000	-	-	-	-	-		3,186,000	-	-	3,186,000
Healthcare Products & Services	7,193,514	-	-	2,769,858	-	-	9,212,568	-	-	6,189,060	-	-	-	-	-		25,365,000	-	-	25,365,000
Insurance	-	-	749,811	-	-	-	-	-	-	-	-	-	-	-	-		-	-	749,811	749,811
Manufacturing	-	-	-	2,565,900	-	-	1,140,400	-	-	1,710,600	-	-	-	-	-		5,416,900	-	-	5,416,900
Mining	14,481,465	-	-	4,847,018	-	-	5,550,150	-	-	10,635,518	-	-	-	-	-		35,514,151	-	-	35,514,151
Mortgage & REITS	-	-	0	-	-	-	-	-	-	-	-	-	-	-	-		-	-	0	0
Oil & Gas	11,947,467	-	-	1,191,063	-	-	3,867,885	-	-	2,725,938	-	-	-	-	-		19,732,353	-	-	19,732,353
Pharmaceuticals	1,183,063	-	-	-	-	-	-	-	-	1,157,200	-	-	-	-	-		2,340,263	-	-	2,340,263
Real Estate Investment Trusts (REITs)	-	-	-	18,291,840	-	-	-	-	-	-	-	-	-	-	-		18,291,840	-	-	18,291,840
Registered Investment Companies (RICs)	947,600	-	-	8,693,093	-	-	17,455,645	-	-	18,247,696	-	-	-	-	-		45,344,034	-	-	45,344,034
Retail	14,579,128	-	-	3,211,960	-	-	107,902,946	-	-	25,632,656	-	-	-	-	-		151,326,690	-	-	151,326,690
Savings & Loans	15,240,524	3,724,488	3,376,064	-	-	-	-	-	-	-	-	-	-	-	-		15,240,524	3,724,488	3,376,064	22,341,076
Software & Services	21,698,446	-	-	7,395,520	-	-	9,893,026	-	-	18,507,104	-	-	-	-	-		57,494,096	-	-	57,494,096
Technology, Hardware & Equipment	17,504,622	-	-	6,070,676	-	-	10,259,154	-	-	14,581,612	-	-	-	-	-		48,416,064	-	-	48,416,064
Tobacco Products	2,719,460	-	-	1,870,200	-	-	858,838	-	-	2,826,432	-	-	-	-	-		8,274,930	-	-	8,274,930
Foreign Common Stock
Banks & Thrifts	628,689	-	-	-	-	-	-	-	-	-	-	-	-	-	-		628,689	-	-	628,689
Beverages	-	-	-	-	-	-	10,664,131	-	-	10,150,757	-	-	-	-	-		20,814,888	-	-	20,814,888
Insurance	1,485,053	-	-	1,485,053	-	-	-	-	-	-	-	-	-	-	-		2,970,106	-	-	2,970,106
Iron/Steel	5,096,880	-	-	-	-	-	-	-	-	637,110	-	-	-	-	-		5,733,990	-	-	5,733,990
National Stock Exchange	-	-	1,585,015	-	-	-	-	-	-	-	-	-	-	-	-		-	-	1,585,015	1,585,015
Oil & Gas	1,250,100	-	-	-	-	-	-	-	-	1,250,100	-	-	-	-	-		2,500,200	-	-	2,500,200
Pharmaceuticals	12,176,219	-	-	4,481,930	-	-	10,127,000	-	-	3,149,430	-	-	-	-	-		29,934,579	-	-	29,934,579
Real Estate	2,900,470	-	-	94,138	-	-	13,050,414	-	-	9,423,049	-	-	-	-	-		25,468,071	-	-	25,468,071
Real Estate Investment Trusts (REITs)	-	-	-	397,604	-	-	4,870,041	-	-	5,123,923	-	-	-	-	-		10,391,568	-	-	10,391,568
Limited Partnerships	2,487,765	-	-	-	-	-	4,111,359	-	-	11,237,964	-	-	-	-	-		17,837,088	-	-	17,837,088
Domestic Hedge Funds	-	-	57,005,057	-	-	16,252,187	-	-	-	-	-	11,608,705	-	-	(75,098,565	)(9)	-	-	9,767,384	9,767,384
Foreign Hedge Funds	-	-	57,975,092	-	-	-	-	-	-	-	-	-	-	-	(57,975,092	)(9)	-	-	-	-
Domestic Warrants	-	348,497	-	-	-	-	-	-	-	-	-	-	-	-	-		-	348,497	-	348,497
Short Term Investments	12,540,730	-	-	4,289,982	-	-	3,751,762	-	-	9,528,434	-	-	174,161,657	-	-	(9)	204,272,565	-	-	204,272,565
TOTAL	$206,910,794	$4,792,985	$132,745,848	$116,032,792	$-	$16,252,187	$453,314,249	$-	$-	$281,558,993	$-	$11,608,705	$133,073,657	$-	$(133,073,657)		$1,190,890,485	$4,792,985	$27,533,083	$1,223,216,553

Portfolio of Investments as of May 31, 2014 (Unaudited)

Pro Forma Combined Consolidated Portfolio of Investments

First Opportunity Fund, Inc.

The Denali Fund, Inc.

Boulder Total Return Fund Inc.

Boulder Growth & Income Fund Inc.

Boulder Growth & Income Fund Inc. Pro Forma Combined (Consolidated)

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the year ended May 31, 2014, there were no transfers between Level 1, 2, or 3 securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	First Opportunity Fund, Inc.	The Denali Fund, Inc.	Boulder Total Return Fund Inc.	Boulder Growth & Income Fund Inc.	Pro Forma Adjustments	Boulder Growth & Income Fund Inc. Pro Forma Combined (Consolidated)
Domestic Common Stocks
Balance at May 31, 2013	$21,680,324	$-	$-	$-	$-	$21,680,324
Purchase Cost	-	-	-	-	-	-
Sales Proceeds	(7,585,564)	-	-	-	-	(7,585,564)
Return of Capital	(110,407)	-	-	-	-	(110,407)
Gain/(Loss)	105,047	-	-	-	-	105,047
Transfer out of Level 3	(6,907,053)	-	-	-	-	(6,907,053)
Change in Appreciation/(Depreciation)	8,998,337	-	-	-	-	8,998,337
Balance at May 31, 2014	$16,180,684	$-	$-	$-	$-	$16,180,684
Foreign Common Stock
Balance at May 31, 2013	$1,571,979	$-	$-	$-	$-	$1,571,979
Purchase Cost	-	-	-	-	-	-
Sales Proceeds	-	-	-	-	-	-
Return of Capital	-	-	-	-	-	-
Gain/(Loss)	-	-	-	-	-	-
Transfer out of Level 3	-	-	-	-	-	-
Change in Appreciation/(Depreciation)	13,036	-	-	-	-	13,036
Balance at May 31, 2014	$1,585,015	$-	$-	$-	$-	$1,585,015
Domestic Hedge Funds
Balance at May 31, 2013	$53,310,870	$13,732,055	$-	$9,808,611	$-	$76,851,536
Purchase Cost	-	-	-	-	-	-
Sales Proceeds	-	-	-	-	(75,098,565)	(75,098,565)
Return of Capital	-	-	-	-	-	-
Gain/(Loss)	-	-	-	-	-	-
Transfer out of Level 3	-	-	-	-	-	-
Change in Appreciation/(Depreciation)	3,694,187	2,520,132	-	1,800,094	-	8,014,413
Balance at May 31, 2014	$57,005,057	$16,252,187	$-	$11,608,705	$(75,098,565)	$9,767,384
Foreign Hedge Funds
Balance at May 31, 2013	$52,516,441	$-	$-	$-	$-	$52,516,441
Purchase Cost	-	-	-	-	-	-
Sales Proceeds	-	-	-	-	(57,975,092)	(57,975,092)
Return of Capital	-	-	-	-	-	-
Gain/(Loss)	-	-	-	-	-	-
Transfer out of Level 3	-	-	-	-	-	-
Change in Appreciation/(Depreciation)	5,458,651	-	-	-	-	5,458,651
Balance at May 31, 2014	$57,975,092	$-	$-	$-	$(57,975,092)	$-
Domestic Preferred Stocks
Balance at May 31, 2013	$1,745,392	$-	$-	$-	$-	$1,745,392
Purchase Cost	-	-	-	-	-	-
Sales Proceeds	(1,600,000)	-	-	-	-	(1,600,000)
Return of Capital	-	-	-	-	-	-
Gain/(Loss)	-	-	-	-	-	-
Transfer out of Level 3	-	-	-	-	-	-
Change in Appreciation/(Depreciation)	(145,392)	-	-	-	-	(145,392)
Balance at May 31, 2014	$-	$-	$-	$-	$-	$-
Total
Balance at May 31, 2013	$130,825,006	$13,732,055	$-	$9,808,611	$-	$154,365,672
Purchase Cost	-	-	-	-	-	-
Sales Proceeds	(9,185,564)	-	-	-	(142,841,041)	(152,026,605)
Return of Capital	(110,407)	-	-	-	-	(110,407)
Gain/(Loss)	105,047	-	-	-	-	105,047
Transfer out of Level 3	(6,907,053)	-	-	-	-	(6,907,053)
Change in Appreciation/(Depreciation)	18,018,819	2,520,132	-	1,800,094	-	22,339,045
Balance at May 31, 2014	$132,745,848	$16,252,187	$-	$11,608,705	$(133,073,657)	$27,533,083

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2014:
	First Opportunity Fund, Inc.	The Denali Fund, Inc.	Boulder Total Return Fund Inc.	Boulder Growth & Income Fund Inc.	Pro Forma Adjustments	Boulder Growth & Income Fund Inc. Pro Forma Combined (Consolidated)
Domestic Common Stocks	$3,808,663	$-	$-	$-	$-	$3,808,663
Foreign Common Stock	13,036	-	-	-	-	13,036
Domestic Hedge Funds	3,694,187	2,520,132	-	1,800,094	(8,014,413)	-
Foreign Hedge Funds	5,458,651	-	-	-	(5,458,651)	-
Domestic Preferred Stocks	-	-	-	-	-	-
Total	$12,974,537	$2,520,132	$-	$1,800,094	$(13,473,064)	$3,821,699

Level 3 Quantitative

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Range
Domestic Common Stocks:
Banks & Thrifts	$7,834,838	Comparable Company Approach	Discount for lack of marketability	10%

			Price to Tangible Book Value Multiple	1.2016x- 1.6464x
	$15,848	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%

			Future Cash Distribution	$0.02
Diversified Financial Services	$2,937,500	Comparable Company Approach	Discount for lack of marketability	10%

			Price to Tangible Book Value Multiple	1.6636x
	$1,266,623	Direct Offering Price Approach	Book Value	$26.41
Insurance	$749,811	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%

			Future Cash Distribution	$47.63
Mortgages & REITS	$0	Book Value Approach	Book Value Multiple	Zero Value
Savings & Loans	$3,376,064	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	1.4093x
Foreign Common Stocks:
National Stock Exchange	$1,585,015	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Earnings Multiple	27.2846x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases

Discount for Lack of Marketability	Decrease	Increase

Price to Tangible Book Value Multiple	Increase	Decrease

Future Cash Distribution	Increase	Decrease

Book Value	Increase	Decrease

Book Value Multiple	Increase	Decrease

Price to Earnings Multiple	Increase	Decrease

Statement of Assets and Liabilities as of May 31, 2014 (Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

First Opportunity Fund, Inc.

The Denali Fund, Inc.

Boulder Total Return Fund Inc.

Boulder Growth & Income Fund Inc.

Boulder Growth & Income Fund Inc. Pro Forma Combined

	First Opportunity Fund, Inc.	The Denali Fund, Inc.	Boulder Total Return Fund Inc.	Boulder Growth & Income Fund Inc.	Pro Forma Adjustments			Boulder Growth & Income Fund Inc. Pro Forma Combined

ASSETS:
Investments:
Investments, at value of Unaffiliated Securities (Cost-see below)*	$337,386,569	$132,284,979	$453,314,249	$293,167,698	$-			$1,216,153,495
Investments, at value of Affiliated Securities (Cost-see below)	7,063,058	-	-	-	-			7,063,058

Total Investments, at value	344,449,627	132,284,979	453,314,249	293,167,698	-			1,223,216,553
Cash	5,537	-	-	-	-			5,537
Foreign currency, at value ($278,122, $107,366, $827,848, $667,403 and $1,880,739, respectively)	277,295	106,494	830,946	670,420	-			1,885,155
Dividends and interest receivable	775,050	221,996	967,319	601,248	-			2,565,613
Prepaid expenses and other assets	57,270	54,318	36,201	33,206				180,995

Total Assets	345,564,779	132,667,787	455,148,715	294,472,572	-			1,227,853,853

LIABILITIES:
Loan payable	-	-	68,116,464	25,042,860	21,950,000	(2)		115,109,324
Investment co-advisory fees payable	246,073	128,284	432,612	284,584	-			1,091,553
Administration and co-administration fees payable	65,850	27,188	79,379	53,146	18,000	(4)		243,563
Legal fees payable	1,083	16,088	1,841	7,900	83,003	(4)		109,915
Audit fees payable	41,391	28,977	3,038	19,912	31,400	(4)		124,718
Printing fees payable	14,792	9,697	1,619	13,907	84,600	(4)		124,615
Custody fees payable	11,677	6,375	1,109	14,386	-			33,547
Interest due on loan payable	-	-	5,398	1,985	-			7,383
Accrued expenses and other payables	2,527	3,352	2,494	3,670	361,980	(2)	(4)	374,023

Total Liabilities	383,393	219,961	68,643,954	25,442,350	22,528,983	(2)		117,218,641

TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCKHOLDERS	$345,181,386	$132,447,826	$386,504,761	$269,030,222	$(22,528,983)	(2)	(4)	$1,110,635,212

AUCTION PREFERRED SHARES:
$0.00001 par value, 2,000 shares authorized, 878 shares outstanding, liquidation preference of $25,000 per share(2)	$-	$21,950,000	$-	$-	$(21,950,000)	(2)		$-
Accrued dividends on auction preferred shares(2)	-	173	-	-	(173)	(2)		-

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$345,181,386	$110,497,653	$386,504,761	$269,030,222	$(578,810)			$1,110,635,212

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) CONSIST OF:
Par value of common stock(3)	$287,394	$41,571	$123,387	$254,956	$345,378	(3)		$1,052,686
Paid-in capital in excess of par value of common stock(3)	328,073,704	54,782,951	122,896,434	149,216,836	(924,188)	(3)		654,045,737
Undistributed (Overdistributed) net investment income	4,831,699	308,049	(251,546)	(712,549)	-			4,175,653
Accumulated net realized gain on investments sold and foreign currency related transactions	(72,894,412)	(2,757,351)	292,704	971,279	61,481,835	(1)	(5)	(12,905,045)
Net unrealized appreciation on investments and foreign currency translation	84,883,001	58,122,433	263,443,782	119,299,700	(61,481,835)	(1)	(5)	464,267,081

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$345,181,386	$110,497,653	$386,504,761	$269,030,222	$(578,810)			$1,110,635,212

	$-
NET ASSET VALUE PER SHARE:
Net Assets	$345,181,386	$110,497,653	$386,504,761	$269,030,222	$(578,810)	(4)		$1,110,635,208
Shares outstanding(3)	28,739,389	4,157,117	12,338,660	25,495,585	34,537,818	(3)		105,268,569
Net asset value per share	$12.01	$26.58	$31.32	$10.55				$10.55

COST OF INVESTMENTS, UNAFFILIATED SECURITIES	$256,778,967	$74,162,119	$189,873,427	$173,871,153	$61,481,835	(1)	(5)	$756,167,495
COST OF INVESTMENTS, AFFILIATED SECURITIES	2,748,968	-	-	-	-			2,748,968

TOTAL COST OF INVESTMENTS	$259,527,935	$74,162,119	$189,873,427	$173,871,153	$61,481,835			$758,916,463

*	Securities loaned, at value $0, $0, $63,913,721, $23,217,427 and $87,131,148, respectively.
(1)	The adjustment is made to show the liquidation of Domestic Hedge Funds and Foreign Hedge Funds holdings (not including side pockets) and realization of a net gain based on the values at May, 31, 2014. Such gain has been invested in a money market fund. The liquidation of these Hedge Funds was not reliant of the approval and execution of the merger.
(2)	The adjustment is made to show the redemption of the Auction Rate Preferred Shares on The Denali Fund, Inc. and increase in the line of credit on the Boulder Growth & Income Fund Inc. as a result of the reorganization.
(3)	First Opportunity Fund, Inc., The Denali Fund, Inc., and Boulder Total Return Fund shares are exchanged for the the Boulder Growth & Income Fund .
(4)	The adjustment is made to show the reduction of net assets due to expenses incurred related to the Reorganization.
(5)	The adjustment is made to show the liquidation of partial position of Berkshire Hathaway to meet the 25% limitation permitted under Subchapter M of the Code. The proceeds were invested in a money market fund.

Statement of Operations for the Year Ended May 31, 2014 (Unaudited)

Pro Forma Combined Statement of Operations

First Opportunity Fund, Inc.

The Denali Fund, Inc.

Boulder Total Return Fund Inc.

Boulder Growth & Income Fund Inc.

Boulder Growth & Income Fund Inc. Pro Forma Combined

	First Opportunity Fund, Inc.	The Denali Fund, Inc.	Boulder Total Return Fund Inc.	Boulder Growth & Income Fund Inc.	Pro Forma Adjustments			Boulder Growth & Income Fund Inc. Pro Forma Combined

INVESTMENT INCOME:

Dividends from Unaffiliated Securities (net of foreign withholding tax $104,066, $32,699, $67,847, $36,535 and $241,147, respectively)	$5,482,718	$2,972,322	$7,158,591	$5,978,202	$-			$21,591,833
Dividends from Affiliated Securities	236,099	-	-	-	-			236,099
Securities lending income	-	-	31,439	14,511	-			45,950

Total Income	5,718,817	2,972,322	7,190,030	5,992,713	-			21,873,882

EXPENSES:
Investment co-advisory fees	3,007,483	1,564,880	5,253,359	3,461,591	(1,716,310)	(3)		11,571,003
Administration and co-administration fees	729,791	295,140	869,772	590,636	(368,250)	(4)		2,117,089
Interest on loan	-	-	673,529	248,990	208,745	(5)		1,131,264
Legal fees	74,248	79,434	105,444	94,240	(203,366)	(6)		150,000
Directors’ fees and expenses	98,647	80,720	106,472	76,476	(248,378)	(7)		113,937
Audit fees	127,948	48,399	22,105	36,623	(82,190)	(8)		152,885
Insurance expense	40,407	16,310	70,171	37,834	(21,913)	(9)		142,809
Custody fees	21,381	8,705	48,566	31,647	-			110,299
Printing fees	32,730	13,861	16,329	26,959	(20,782)	(10)		69,097
Transfer agency fees	23,264	15,874	22,540	24,932	(63,186)	(11)		23,424
Reorganization expense	-	2,139	-	-	(2,139)			-
Preferred stock broker commissions and auction agent fees	-	7,423	1,042	4,741	(13,206)	(12)		-
Other	35,130	55,055	68,581	63,141	(40,908)	(13)		180,999

Total Expenses	4,191,029	2,187,940	7,257,910	4,697,810	(2,571,884)			15,762,805

Less fees waived by investment advisers	(215,966)	(125,220)	(393,382)	(258,118)	992,686	(14)		-

Net Expenses	3,975,063	2,062,720	6,864,528	4,439,692	(1,579,198)			15,762,805

Net Investment Income	1,743,754	909,602	325,502	1,553,021	1,579,198			6,111,077

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(255,401)	1,344,699	4,310,544	5,619,862	61,481,835	(1)	(2)	72,501,539
Foreign currency related transactions	2,895	2,161	(98)	1,229	-			6,187

	(252,506)	1,346,860	4,310,446	5,621,091	61,481,835			72,507,726

Unrealized appreciation/(depreciation) of investments
Investment securities	34,517,605	10,269,081	43,227,711	24,030,691	(61,481,835)	(1)	(2)	50,563,253
Affiliated investment securities	947,160	-	-	-	-			947,160
Foreign currency related transactions	366	114	8,456	8,708	-			17,644

	35,465,131	10,269,195	43,236,167	24,039,399	(61,481,835)			51,528,057

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	35,212,625	11,616,055	47,546,613	29,660,490	-			124,035,783

PREFERRED STOCK TRANSACTIONS:
Distributions from investment income	-	(20,061)	-	-	20,061	(15)		(15)

Total Preferred Stock Transactions	-	(20,061)	-	-	20,061			(15)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INCOME	$36,956,379	$12,505,596	$47,872,115	$31,213,511	$1,599,259			$130,146,845

(1)	The adjustment is made to show the liquidation of Domestic Hedge Funds and Foreign Hedge Funds holdings and realization of a net gain based on the values at May, 31, 2014. Such gain has been invested in a money market fund.
(2)	The adjustment is made to show the liquidation of partial position in Berkshire Hathaway to meet the 25% limitation permitted under Subchapter M of the Code. The proceeds were invested in a money market fund.
(3)	The adjustment is made to show the change in the advisory agreement if the advisory agreement is approved. If the merger was approved and the advisory agreement was not your management fee would change from $11,571,003 to $13,287,313 or 1.11% to 1.29% of net assets, respectively.
(4)	The adjustment is made to show the change in the administration fees due to the merger. The adjustment is attributed to the tiered fee structure of the administration fee agreements, resulting in a larger number of assets in the lower fee tier.
(5)	The adjustment is made to show the estimated interest that will be paid by the post merger Fund when the AMPS issued by the Denali Fund Inc. are redeemed and replaced with a Line of Credit.
(6)	The adjustment is made to show a decrease in legal fees due to the merger.
(7)	The adjustment is made to show the change in director’s compensation if the merger were to occur, as approved by the Board of Directors.
(8)	The adjustment is made to show the decrease of audit fees due to the occurance of a single audit.
(9)	The adjustment is made to show the decrease of the insurance coverage premiums from four funds to one fund.
(10)	The adjustment is made to show the decrease in printing costs due to the decrease in number of reports requiring print.
(11)	The adjustment is made to show the decrease in contract based fees.
(12)	The adjustment is made to remove fees related to the redemption of the Auction Rate Preferred Shares on The Denali Fund Inc if the merger is approved.
(13)	The adjustment is made to show the decrease in various fees related to an increase in efficiencies from combining the operations of four funds into one.
(14)	The adjustment is made to show the removal of the temporary fee waiver of 10 basis points.
(15)	The adjustment is made to remove dividends related the Auction Rate Preferred Shares on The Denali Fund Inc., which will be redeemed if the merger is approved.

See Notes to Combining Pro Forma Financial Statements

Notes to Combined Pro Forma Consolidated Financial Statements of

First Opportunity Fund, Inc., The Denali Fund Inc., Boulder Total Return Fund, Inc., and Boulder Growth & Income Fund, Inc.

May 31, 2014 (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of First Opportunity Fund, Inc. (“FOFI”), The Denali Fund Inc. (“DNY”) and Boulder Total Return Fund, Inc. (“BTF” and collectively with FOFI and DNY, the “Acquired Funds”) into Boulder Growth & Income Fund, Inc. (“BIF” and collectively with FOFI, DNY, and BTF the “Funds”). The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds at May 31, 2014 and assumes the merger occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the year ended May 31, 2014 and assumes the merger occurred at the beginning of the period.

The total anticipated cost of the Reorganizations is expected to be approximately $1,085,770, which includes, without limitation, (a) expenses associated with Board materials; (b) registration statement preparation and filing fees; (c) printing and distribution expenses; (d) filing fees; (e) legal and audit fees in connection with filings; (f) certain legal fees in connection with Board meetings; (g) auditing fees associated with each Fund’s financial statements; (h) stock exchange fees; (i) transfer agency fees; (j) portfolio transfer taxes (if any); (k) solicitation costs of the transactions; and (l) any similar expenses incurred in connection with the Reorganizations. A total amount of $506,960 of expense related to the Reorganization has already been incurred and paid by the Funds. The estimated cost for FOFI, DNY, BTF, and BIF are $260,520, $401,830, $117,581, and $305,839, respectively.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Funds will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization would be accomplished by BIF acquiring all of the assets and assuming all of the liabilities of the Acquired Funds in exchange for shares of BIF at net asset value. The statement of assets and liabilities and the related statement of operations of the Funds have been combined as of and for the year ended May 31, 2014. Following the acquisition, BIF will be the accounting survivor (the “Surviving Fund”). In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to the Surviving Fund and the results of operations for pre-combination periods of the Surviving Fund will not be restated. As of May 31, 2014, the Acquired Funds’ portfolios did not contain securities which violated the investment policies or restrictions of BIF. In aggregate, the Funds holding in Berkshire Hathaway at May 31, 2014 exceeded the 25% limitation permitted under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). In order to meet the diversification requirements of the Code the Acquiring Fund will liquidate a portion of the Berkshire Hathaway holding as shown on the pro-forma statements as an adjustment. Such liquidation could result in a taxable distribution to all BIF stockholders which would not otherwise occur if the Reorganizations are not approved. As shown in the pro forma statements, the total percentage of the portfolio to be sold as a result of the liquidation is 3.7%. The total merger costs do not reflect commission that would be incurred due to this liquidation

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the most recent audited financial statements of the Funds. The accompanying pro forma combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily represent what the actual combined fund financial statements would have been had the reorganization occurred on the dates above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed the by the Surviving Fund in the preparation of the pro forma financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market maker, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs including discount for lack of marketability, price to tangible book value multiple, transaction price, book value multiple, and price to earnings multiple. In such circumstances, the Valuation Committee of the advisers is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Surviving Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Surviving Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Surviving Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Surviving Fund uses outside pricing services to provide closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuations in accordance with the Surviving Fund’s valuation procedures. The Surviving Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

3. Agreements

Stewart Investment Advisers (“SIA”) and Rocky Mountain Advisers, LLC (“RMA” and together with SIA, the “Advisers”) will serve as co-investment advisers to the Surviving Fund. The advisory agreements have been approved by the Fund’s Board. Pursuant to its advisory agreements with the Surviving Fund, the Advisers are entitled to investment advisory fees, computed weekly and payable monthly, at an annual rate of 1.00% of total net assets plus the principal amount of leverage, if any, (“Net Assets”). RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a member of Evergreen Atlantic LLC, a Colorado limited liability company (“EALLC”), and a stockholder of FOFI. SIA is owned by the Stewart West Indies Trust, which is also a member of EALLC. RMA and SIA are considered “affiliated persons,” as the term is defined in the 1940 Act, of the Surviving Fund and Fund Administrative Services, LLC (“FAS”). Under the terms of the advisory agreement, SIA will receive 25% of the fees earned by the Advisers and RMA will receive 75% of the fees earned by the Advisers.

FAS will serve as the Surviving Fund’s co-administrator. Under the Administration Agreement, FAS will provide certain administrative and executive management services to the Surviving Fund. The Surviving Fund will pay FAS a monthly fee, calculated at an annual rate of 0.20% of the Surviving Fund’s Net Assets with the following breakpoints:

Average Total Net Assets	Contractual Fee
Between $0 - $100M	0.20%

Above $100M	0.15%

As SIA and FAS are considered affiliates of the Surviving Fund, as the term is defined in the 1940 Act, agreements between the Surviving Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) will serve as the Surviving Fund’s co-administrator. As compensation for its services, ALPS will receive certain out-of-pocket expenses and asset-based fees, which will be accrued daily and paid monthly. Fees paid to ALPS will be calculated based on the Net Assets of the Surviving Fund. ALPS will receive the greater of the following, based on the Net Assets of the Surviving Fund: an annual minimum fee of $275,000, or an annualized fee of 0.03% on Net Assets up to $1 billion, an annualized fee of 0.02% on Net Assets between $1 and $3 billion, and an annualized fee of 0.01% on Net Assets above $3 billion.

The Surviving Fund will pay each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $40,000 per annum, plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $3,000 for each nominating committee meeting, and $1,000 for each telephonic meeting of the Board. The lead independent director of the Board will receive $3,125 per meeting. The chairman of the audit committee receives an additional $3,000 per meeting. The Surviving Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) will serve as the Surviving Fund’s custodian. Computershare Shareowner Services (“Computershare”) will serve as the Surviving Fund’s Common Stock servicing agent, dividend-paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Surviving Fund will pay each a monthly fee plus certain out-of-pocket expenses.

4. Capital

The pro forma net asset values per share assume that the issuance of the Acquired Funds shares to BIF would have occurred at May 31, 2014 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the Surviving Fund consists of the following at May 31, 2014:

	Total Funds’ Shares Outstanding at May 31, 2014	Additional Shares issued in the Reorganization	Pro Forma Shares at May 31, 2014

Boulder Growth & Income Fund Inc.	70,730,751	34,592,682	105,323,433

5. Portfolio Investments and Concentration

Under normal market conditions, the Surviving Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Surviving Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Surviving Fund will operate as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Surviving Fund’s portfolio, the Surviving Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Surviving Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Surviving Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Surviving Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Surviving Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

6. Tax Basis Distributions and Tax Basis Information

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities, at May 31, 2014, were as follows:

	Tax Cost Investments	Gross of Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments

Boulder Growth & Income Fund, Inc.	$703,318,376	$536,421,529	$(16,523,352)	$519,898,177

As of May 31, 2014, the Surviving Fund had capital loss carryforwards which may reduce the Surviving Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of distributions to stockholders which would otherwise be necessary to relieve the Surviving Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiring November 30, 2017	Expiring November 30, 2018

Boulder Growth & Income Fund, Inc.	$9,191,039	$35,618,163

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Post-Enactment Capital Losses — The Act eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Fund for the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Fund in taxable years beginning before the taxable year ended November 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended November 30, 2012 without an expiration date have been utilized. As a result, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Surviving Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Surviving Fund had the following Post-Enactment Capital Losses at November 30, 2013:

	Short-Term	Long-Term

Boulder Growth & Income Fund, Inc.	$5,441,659	$18,705,512

7. Transactions With Affiliated Companies

Transactions during the period with companies in which the Surviving Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 6/1/2013	Purchases	Sales	Ending Share Balance as of 5/31/14	Dividend Income	Realized Gains (Losses)	Value as of 5/31/14
Perpetual Federal Savings Bank	165,930	-	-	165,930	$116,151	$-	$2,873,908
Redwood Financial, Inc.	40,650	-	-	40,650	12,195	-	1,138,200
River Valley Bancorp	89,993	-	-	89,993	94,493	-	2,249,825
Third Century Bancorp	110,500	-	-	110,500	13,260	-	801,125
TOTAL					$236,099	$-	$7,063,058

8. Restricted Securities

As of May 31, 2014, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of May 31, 2014 were as follows:

Description	Acquisition Date	Cost	Market Value	Value as Percentage of Net Assets
Community Bank	2/12/08	$912,100	$6,997,200	0.6%
First American International	11/29/05	1,052,050	831,318	0.1%
Florida Capital Group	8/23/06	2,203,175	6,320	0.0	%(a)
Forethought Financial Group, Inc. Escrow - Class A (b)	1/2/14	0	749,811	0.1	%(b)
MidCountry Financial Corp.	10/22/04	4,654,500	3,376,064	0.3%
National Bancshares, Inc., Escrow	6/6/06	113,857	15,848	0.0%
NSE India, Ltd.	4/30/10	1,517,269	1,585,015	0.1%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	2,937,500	0.3%
Tiptree Financial	6/4/07-7/10/09	2,058,848	1,266,623	0.1%
		$15,011,799	$17,765,699	1.6%

(a)	Less than 0.05% of total net assets.
(b)	On January 7, 2014, the merger of Forethought Financial Group into Global Atlantic Financial Group was completed. Following the merger, a holdback of the proceeds was established to fund escrow accounts. The escrow accounts will be released in installments within 3 years after the close of the merger.

9. Investments in Hedge Funds

As of May 31, 2014, the Funds had residual interests in a Hedge Fund, which is reported on the Portfolio of Investments under the section titled Domestic Hedge Funds.

On June 30, 2014, the Funds’ interest in the Hedge Fund was redeemed. The Funds continue to maintain a residual, non-participating interest in the partnership represented by side pockets containing illiquid securities. The Surviving Fund will maintain such interest until all investments within the side pockets have been liquidated and distributed.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the Hedge Fund is not publicly traded, the Fund’s ability to make withdrawals from its investment in the Hedge Fund is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the Hedge Fund, or limited withdrawals allowable only during specified times during the year. As of June 30, 2014, the Surviving Fund is restricted from withdrawing its remaining investment in the Hedge Fund until the side pockets have been liquidated and distributed which will likely occur incrementally and over a period of years.

The following table summarizes the Surviving Fund’s investment in the Hedge Fund as of May 31, 2014.

Description	% of Total Net Assets as of 05/31/14	Value as of 05/31/14	Net Unrealized Gain/(Loss) as of 05/31/14	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	0.9%	$9,767,384	$5,579,384	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice*

*	The Funds’ interest in the Hedge Fund capital account was redeemed on June 30, 2014. The Surviving Fund does not have the right to further distributions from the Hedge Fund until the remaining side pocket investments are liquidated.

There were no outstanding unfunded commitments as of May 31, 2014.

9. Line of Credit

The Surviving Fund has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allows the Surviving Fund to borrow up to $172,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Surviving Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

Due to the short term nature of the Agreement, face value approximates fair value at May 31, 2014. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 1). As of May 31, 2014, the amount of such outstanding borrowings is $115,109,324. The interest rate applicable to the borrowings on May 31, 2014 was 0.951%. As of May 31, 2014, the amount of Pledged Collateral was $337,394,527.

The Lending Agreement is a separate side-agreement between the Surviving Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Surviving Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Surviving Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Surviving Fund to pledge, re-pledge, sell, lend or otherwise transfer, or use the collateral with all attendant rights of ownership. The Surviving Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Surviving Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Surviving Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Surviving Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Surviving Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Surviving Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Surviving Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Surviving Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Surviving Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Surviving Fund’s custodian no later than three business days after such request. If the Surviving Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Surviving Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Surviving Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of May 31, 2014, the value of securities on loan was $87,131,148.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended May 31, 2014.

PART C. OTHER INFORMATION

Item  15.            Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article VIII of the Registrant’s Articles of Incorporation (incorporated by reference as an Exhibit to this Registration Statement), Article 5.2 of the Registrant’s By-laws (incorporated by reference as an Exhibit to this Registration Statement), and the Investment Advisory Agreements (incorporated by reference as an Exhibit to this Registration Statement) provide for indemnification. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.		Exhibits

(1)	(a)	Articles of Amendment and Restatement dated May 18, 2004 (1)

	(b)	Articles of Amendment dated April 26, 2005 (1)

	(c)	Articles of Amendment dated May 25, 2006 (5)

	(d)	Articles of Amendment dated June 12, 2009 (5)

	(e)	Articles of Amendment dated May 26, 2011 (5)

(2)	(a)	Amended and Restated Bylaws dated July 30, 2010 (5)

(3)		Not Applicable

(4)		Form of Agreement and Plan of Reorganization among Registrant, Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (5).

(5)		Incorporated herein by reference to Exhibit (1) of this filing.

(6)	(a)	Investment Advisory Agreement between the Registrant and Boulder Investment Advisers, L.L.C. (“BIA”) dated April 26, 2002 (4).

	(b)	Investment Advisory Agreement between the Registrant and Stewart Investment Advisers, Ltd. (“SIA”) dated April 26, 2002 (4).

(7)		None.

(8)		None.

(9)	(a)	Custody Agreement between the Registrant and The Bank of New York Mellon dated August 6, 2008 (5).

(10)		None.

(11)		Opinion of Arent Fox LLP, counsel to Registrant, as to legality of shares (5).

(12)		Form of Tax Opinion of Paul Hastings LLP, counsel to Registrant, as to tax matters (5).

(13)	(a)	Transfer Agency between the Registrant and The Bank of New York Mellon as assignee from PFPC, Inc. (1).

	(b)	Administration Agreement between the Registrant and Fund Administrative Services, LLC (1)

	(c)	Amendment to Administration Agreement between the Registrant and Fund Administrative Services, LLC (1)

	(d)	Second Amendment to Administration Agreement between Registrant and Fund Administration Services, LLC (5)

	(e)	Administrative Agreement between the Registrant and ALPS Fund Services, Inc. dated July 11, 2008 (5).

	(f)	Amendment No. 1 to Administrative Agreement between Registrant and ALPS Fund Services, Inc., dated November 1, 2011 (5).

	(g)	Committed Facility Agreement between the Registrant and BNP Paribas, dated March 19, 2013 (5).

	(h)	Amendment to Committed Facility Agreement between the Registrant and BNP Paribas, dated December 31, 2013 (5)

(14)	(a)	Consent of Deloitte & Touche LLP (3).

(15)		None.

(16)		Powers of Attorney, dated February 7, 2014 (5).

(17)	(a)	Form of Proxy Card. (3)

	(b)	Code of Ethics of the Registrant, BIA and SIA (5).

(1)		Incorporated hereby by reference to Amendment No. 9 to the Registration Statement on Form N-2 of the Registrant filed on July 11, 2005 (Securities Act File No. 333-126503; EDGAR Accession Number 0001099343-05-000027).

(2)		Incorporated hereby by reference to Amendment No. 11 to the Registration Statement on Form N-2/A of the Registrant filed on October 11, 2005 (Securities Act File No. 333-126503; EDGAR Accession Number 0001099343-05-000040).

(3)		Filed herewith.

(4)		Incorporated hereby by reference to Amendment No. 8 to the Registration Statement on Form N-2/A of the Registrant filed on November 20, 2002 (Securities Act File No. 33-100634; EDGAR Accession Number 0000950117-02-002800).

(5)	Incorporated by reference to the Registration Statement on Form N-14 of the Registrant filed on March 7, 2014 (Securities Act File No. 194422; EDGAR Accession Number 0001193125-14-089202).

Item 17. Undertakings.

(1)        The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)        The undersigned registrant agrees to file in a post-effective amendment to this registration statement a final tax opinion promptly subsequent to the closing of the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boulder, and State of Colorado, on October 10, 2014.

BOULDER GROWTH & INCOME FUND, INC.
(Registrant) By: /s/ Stephen C. Miller Stephen C. Miller President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Stephen C. Miller	President (Principal Executive Officer)	October 10, 2014
Stephen C. Miller

/s/ Nicole L. Murphey	Vice-President, Treasurer (Principal Financial Officer)	October 10, 2014
Nicole L. Murphey

*	Lead Independent Director	October 10, 2014
Richard I. Barr

*	Director	October 10, 2014
John S. Horejsi

*	Director	October 10, 2014
Dr. Dean L. Jacobsen

*	Director	October 10, 2014
Joel W. Looney

*	Director	October 10, 2014
Steven K. Norgaard
*By: /s/ Stephen C. Miller
Stephen C. Miller
Attorney-in-Fact, pursuant to a power of attorney dated February 7, 2014.

Exhibit List

Exhibits.	Description

(14)(a)	Consent of Deloitte & Touche LLP

(17)(a)	Form of Proxy Card